       PROSPECTUS

    [GLOBE GRAPHIC]
       August 1, 2004 as supplemented July 21, 2005

       Classes A, B and C
                                                  FIXED INCOME FUNDS
                                                  ING Bond Fund
                                                  ING Government Fund
                                                  ING Aeltus Money Market Fund

       This Prospectus contains
       important information about
       investing in certain ING
       Funds. You should read it
       carefully before you invest,
       and keep it for future
       reference. Please note that
       your investment: is not a bank
       deposit, is not insured or
       guaranteed by the Federal
       Deposit Insurance Corporation
       (FDIC), the Federal Reserve
       Board or any other government
       agency and is affected by
       market fluctuations. There is
       no guarantee that the Funds
       will achieve their objectives.
       As with all mutual funds, the
       U.S. Securities and Exchange
       Commission (SEC) has not
       approved or disapproved these
       securities nor has the SEC
       judged whether the information
       in this Prospectus is accurate
       or adequate. Any
       representation to the contrary
       is a criminal offense.

                                                           [ING FUNDS LOGO]

                              ING SERIES FUND, INC.

                      Supplement Dated July 1, 2005 to the

       ING Domestic Equity Growth Funds, ING Domestic Equity Index Funds, ING Domestic Equity Value Fund, ING Domestic Equity and Income Funds and
                         ING Strategic Allocation Funds
             Classes A, B and C Prospectus dated September 30, 2004

                             ING Fixed Income Funds
               Classes A, B and C Prospectus dated August 1, 2004

            ING Global Equity Fund and ING International Equity Fund
                Classes A, B and C Prospectus dated March 1, 2005

Effective immediately, the Funds are limiting purchase orders in Class C shares. All purchases from an individual investor in excess of $1,000,000 of Class C shares will be declined. To reflect this change, as well as provide additional discussion of different share class options, the sixth, seventh, eighth and ninth paragraphs in the section entitled "Shareholder Guide - Choosing a Share Class - ING Purchase Options" are deleted and replaced by the following:

      When choosing between classes, you should carefully consider:

            -     how long you plan to hold the Fund;

            -     the amount of your investment;

            - the expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

            -     whether you qualify for any sales charge discounts.

      The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

      Class B shares and Class C shares are not intended for purchase in excess of $100,000 and $1,000,000, respectively. Purchase orders from an individual investor for Class B shares and Class C shares in excess of $100,000 and $1,000,000, respectively, will be declined.

      Because the Funds may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares or Class C shares does not exceed the maximum of $100,000 or $1,000,000, respectively. The Funds cannot ensure that they will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount.

      When investing through such arrangements, you and/or your investment professional should be diligent in determining that you have selected the correct share class for you.

      You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Each Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform the Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. The SAI discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on the Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate Fund link. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional and review the prospectus for those funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                              ING SERIES FUND, INC.
                                ING Balanced Fund
                               ING Government Fund
                           ING Value Opportunity Fund

                         Supplement dated June 17, 2005

                           To the Fixed Income Funds'
       Class A, Class B, and Class C Prospectus and the Class I Prospectus
                         Each dated August 1, 2004; and

                          To the Domestic Equity Funds'
                    Class A, Class B and Class C Prospectus,
                  Class I Prospectus and the Class O Prospectus
                          Each dated September 30, 2004

1. On June 17, 2005, the Board of Directors of ING Series Fund, Inc. approved a proposal to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (the "Reorganization"):

    DISAPPEARING FUND                              SURVIVING FUND
    -----------------                              --------------
   ING Government Fund                         ING GNMA Income Fund

ING Value Opportunity Fund                       ING MagnaCap Fund

      The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the last quarter of 2005.

ING Balanced Fund

2. The first sentence of the second paragraph under the section entitled "Investment Strategy" on page 16 of the Class A, Class B and Class C Prospectus and the Class I Prospectus and page 4 of the Class O Prospectus is deleted in its entirety and replaced with the following:

            The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt (including money market instruments).

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                              ING SERIES FUND, INC.
                          ING Aeltus Money Market Fund
                           ING Brokerage Cash Reserves

                         Supplement Dated April 29, 2005
    to the Class A, Class B, and Class C Prospectus, the Class I Prospectus,
                  and to the Brokerage Cash Reserves Prospectus
                            Each Dated August 1, 2004

ING Aeltus Money Market Fund

Effective April 29, 2005, with respect to the Class A, Class B, and Class C Prospectus and the Class I Prospectus for the ING Aeltus Money Market Fund:

1. The second sentence of the first paragraph of the section entitled "Investment Strategy" on page 8 of the Class A, Class B, and Class C Prospectus and the Class I Prospectus is deleted in its entirety and replaced with the following:

            These securities include, but are not limited to, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, repurchase agreements, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

2. The fourth sentence of the first paragraph of the section entitled "Investment Strategy" on page 8 of the Class A, Class B, and Class C Prospectus and the Class I Prospectus is deleted in its entirety.

ING Brokerage Cash Reserves

Effective April 29, 2005, with respect to the Brokerage Cash Reserves
Prospectus:

1. The second, third, fourth, and fifth sentences of the first paragraph of the section entitled "Investment Strategy" on page 1 of the Brokerage Cash Reserves Prospectus are deleted in their entirety and replaced with the following:

            These securities include U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, repurchase agreements, commercial paper, asset-backed securities, mortgage-related securities, and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the sub-adviser to be of comparable quality.

2. The following paragraph is added after the first paragraph under the "Investment Strategy" section on page 1 of the Brokerage Cash Reserves
      Prospectus:

            "The Fund may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets."

3. The second paragraph of the section entitled "Investment Strategy" on page 1 of the Brokerage Cash Reserves Prospectus is deleted in its entirety and replaced with the following:

            "The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising."

4. The following paragraph is added after the last paragraph of the section entitled "Risks" on page 2 of the Brokerage Cash Reserves Prospectus:

            "There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund."

              PLEASE RETAIN THIS SUPPLEMENT FOR FURTURE REFERENCE

                              ING SERIES FUND, INC.
                               ING Government Fund

                       Supplement Dated December 20, 2004
         To the Classes A, B and C Prospectus and the Class I Prospectus
                              dated August 1, 2004


On December 15, 2004, the Board of Directors ("Board") of ING Series Fund, Inc. on behalf of ING Government Fund approved the following changes to the Prospectus disclosure:

1. The following paragraph is added after the third paragraph of the section entitled "Investment Strategy" on page 6 of each Prospectus:

         The Fund may also invest up to 20% of its assets in non-government securities including corporate debt, derivatives, non-agency mortgage-backed, asset-backed, or foreign securities.

2. The following risks are added to the section entitled "Risks" on page 6 of each Prospectus :


         RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected.

         RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

3) The sub-section entitled "ING Government Fund" in the section entitled "Management of the Funds" found on page 20 of the Classes A, B and C Prospectus and page 16 of the Class I Prospectus is hereby deleted and replaced with the following:

         ING GOVERNMENT FUND

         The Fund has been managed by a team of investment professionals led by James B. Kauffmann since July 2003. Mr. Kauffmann has been with ING IM since 1996 and has over 18 years of experience. Prior to joining ING IM, he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

4) The following risks are added to the section entitled "Principal Risks" found on page 22 of the Classes A, B and C Prospectus and page 18 of the Class I Prospectus:

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ING GOVERNMENT FUND). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

         BORROWING (ING GOVERNMENT FUND). Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

      In addition, "ING Government Fund" is added to the "Derivatives" risk found on page 22 of the Classes A, B and C Prospectus and page 18 of the Class I Prospectus.

5) The risks entitled "Reverse Repurchase Agreements and Dollar Rolls" and "Borrowing" are deleted from the section entitled "Other Risks" found on page 24 of the Classes A, B and C Prospectus and page 20 of the Class I Prospectus.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                              ING SERIES FUND, INC.
                          ING Aeltus Money Market Fund
                        ING Brokerage Cash Reserves Fund

                       Supplement dated November 15, 2004
               to the Class A, Class B, and Class C Prospectus and
              Class I Prospectus for ING Aeltus Money Market Fund
                        dated August 1, 2004 and to the
             Brokerage Cash Reserves Prospectus dated August 1, 2004

With respect to the Class A, Class B, and Class C Prospectus and the Class I Prospectus for ING Aeltus Money Market Fund:

   Effective immediately, the "ING Aeltus Money Market Fund" paragraph under the section entitled "ING Investment Management Co." on page 20 of the Class A, Class B and Class C Prospectus and page 16 of the Class I Prospectus is deleted in its entirety and replaced with the following:

        ING AELTUS MONEY MARKET FUND

        The Fund has been managed by a team of investment professionals led by David S. Yealy since November, 2004. Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

With respect to the Brokerage Cash Reserves Prospectus:

   Effective immediately, the last paragraph under the section entitled "Management of the Fund - Sub-Adviser" beginning at the end of page 5 of the Brokerage Cash Reserves Prospectus is deleted in its entirety and replaced with the following:

        The Fund has been managed by a team of investment professionals led by David S. Yealy since November, 2004. Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                        SUPPLEMENT DATED OCTOBER 29, 2004
                         TO THE CURRENT PROSPECTUSES OF
 ING GET FUND, ING SERIES FUND, INC., ING STRATEGIC ALLOCATION PORTFOLIOS, INC.,
  ING VARIABLE FUNDS, ING VARIABLE PORTFOLIOS, INC., ING VP BALANCED PORTFOLIO,
   INC., ING VP INTERMEDIATE BOND PORTFOLIO AND ING VP MONEY MARKET PORTFOLIO,
                               (THE "REGISTRANTS")

The following is added to the current Prospectus(es) of each of the above listed Registrants;

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

      - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

      - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

      - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

      - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

      - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

      - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

      - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

      - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

      - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                              ING SERIES FUND, INC.
                                  ING Bond Fund

                        Supplement dated August 16, 2004
          to the ING Fixed Income Funds' Class A, B, and C Prospectus,
                             and Class I Prospectus
                              Dated August 1, 2004
                                   and to the
              ING Direct Funds Class O Prospectus dated May 3, 2004

With respect to the Class A, B, and C Prospectus and the Class I Prospectus for the ING Fixed Income Funds:

      On August 3, 2004 the shareholders of ING Bond Fund approved the reorganization with and merger into ING Intermediate Bond Fund. The reorganization was completed on August 16, 2004. Accordingly, ING Bond Fund is no longer offering its shares. All references to ING Bond Fund in the Prospectuses are hereby deleted.

With respect to the ING Direct Funds Class O Prospectus dated May 3, 2004:

      On August 3, 2004 the shareholders of ING Bond Fund approved the reorganization with and merger into ING Intermediate Bond Fund. The reorganization was completed on August 16, 2004. Accordingly, ING Bond Fund is no longer offering its shares. All references to ING Bond Fund in the Prospectus are hereby deleted.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT STRATEGY



[SCALE GRAPHIC]
         RISKS



[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



[PENNY GRAPHIC]
         WHAT YOU
         PAY TO
         INVEST




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).

WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE FUNDS                                1
    FUNDS AT A GLANCE                                        2

    FIXED INCOME FUNDS
    ING Bond Fund                                            4
    ING Government Fund                                      6
    ING Aeltus Money Market Fund                             8

    WHAT YOU PAY TO INVEST                                  10
    SHAREHOLDER GUIDE                                       13
    MANAGEMENT OF THE FUNDS                                 20
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      21
    MORE INFORMATION ABOUT RISKS                            22
    FINANCIAL HIGHLIGHTS                                    26
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.
                               [TELEPHONE GRAPHIC]
 If you have any questions about the Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  The ING Bond and ING Government Funds may suit you if you:

  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

  ING Aeltus Money Market Fund may suit you if you:

  - seek high current return, consistent with the preservation of capital and liquidity.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Introduction to the Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
FIXED INCOME      ING Bond Fund                                          High level of total return as
FUNDS             Adviser: ING Investments, LLC                          is consistent with reasonable
                  Sub-Adviser: ING Investment Management Co.             risk


                  ING Government Fund                                    Income consistent with the
                  Adviser: ING Investments, LLC                          preservation of capital
                  Sub-Adviser: ING Investment Management Co.

                  ING Aeltus Money Market Fund                           High current return,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management Co.             preservation of capital and
                                                                         liquidity

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities with a minimum           Credit, interest rate, prepayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Interest rate, prepayment and other risks that accompany an
payment of principal and interest by the U.S.             investment in government bonds and mortgage related
Government, its agencies or instrumentalities.            investments.


High quality money market instruments.                    Credit, interest rate, repayment and other risks that
                                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                      ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in bonds, consisting of:

- Investment grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Fund may also invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities.

Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. Investment grade securities are rated BBB or better by Standard & Poor's or Baa3 or better by Moody's, or if unrated, considered by the Sub-Adviser to be of comparable quality.

The Fund may invest in securities of foreign governments and supranational organizations, including emerging markets debt securities; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; and municipal bonds, notes and commercial paper. The Fund may also engage in dollar roll transactions and swap agreements and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In managing the Fund, the Sub-Adviser:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

The Fund may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PENDING MERGER -- subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Intermediate Bond Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Intermediate Bond Fund contact a Shareholder Services Representative at 1-800-992-0180.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities. If the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled and if interest rates are falling, the Fund may have to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis, and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks, and the Fund could incur losses in connection with the investment of cash collateralizing loaned securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

 4      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          16.26    2.46     7.19     8.09    (1.00)    9.21     8.36     8.17     5.74

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.57%
                            1st quarter 1996: (1.76)%
   The Fund's Class A shares' year-to-date total return as of June 30, 2004:
                                     0.08%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance - the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %   0.72            5.00                    5.92
Class A Return After Taxes on Distributions(2)                  %  (1.58)           2.82                    3.68
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                     %   0.42            2.89                    3.64
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %   4.10            6.62                    7.45(4)
Class B Return Before Taxes(5)                                  %  (0.07)           5.34                     N/A
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %   4.10            7.09(6)                  N/A
Class C Return Before Taxes(7)                                  %   3.80            5.18                    5.41
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                     %   4.10            6.62                    6.87(8)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset Backed Securities Index.

(4) The Index Return for Class A shares is for the period beginning April 1,
    1994.

(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.

(6) The Index Return for Class B shares is for the period beginning March 1,
    1999.

(7) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(8) The Index Return for Class C shares is for the period beginning July 1,
    1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           ING Bond Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                                ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in U.S. Government securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Certain indirect obligations issued by federal agencies and government-sponsored entities in which the Fund may invest may not be backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing the Fund, the Sub-Adviser:

- Looks to construct an intermediate-term portfolio (average weighted duration between 1 to 10 years) by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, the Fund may, at times, emphasize one type of U.S. Government security over another.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities in which the Fund may invest face market and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities. If the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled and interest rates are falling, the Fund may have to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

 6      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          15.12    1.44     8.59     7.47    (0.62)    10.14    6.73     8.44     1.71

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  4.97%
                            1st quarter 1996: (1.99)%
   The Fund's Class A shares' year-to-date total return as of June 30, 2004:
                                    (0.29)%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                  %  (3.12)           4.18                    5.46
Class A Return After Taxes on Distributions(2)                  %  (4.14)           2.40                    3.47
Class A Return After Taxes on Distributions and Sale of Fund
Shares(2)                                                       %  (1.86)           2.46                    3.41
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(3)                    %   2.29            6.18                    6.69(4)
Class B Return Before Taxes(5)                                  %  (3.97)           4.50                     N/A
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(3)                    %   2.29            6.61(6)                  N/A
Class C Return Before Taxes(7)                                  %   0.04            4.44                    4.69
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(3)                    %   2.29            6.18                    6.53(8)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) Reflects deduction of sales charge of 4.75%.

(3) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(4) The Index Return for Class A shares is for the period beginning April 1,
    1994.

(5) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.

(6) The Index Return for Class B shares is for the period beginning March 1,
    1999.

(7) Reflects deduction of deferred sales charge of 1.00% for the 1 year return.

(8) The Index Return for Class C shares is for the period beginning July 1,
    1998.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     ING Government Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, repurchase agreements, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Sub-Adviser seeks to maintain a dollar-weighted average portfolio maturity of 90 days or less. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the risks associated with investing in debt securities.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. The Fund could nonetheless lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the Seller defaults and the collateral value declines the Fund might incur a loss. If the Seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

 8      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          5.99     5.41     5.45     5.32     4.98     6.07     3.85     1.27     0.52

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.56%
                            4th quarter 2003: 0.11%
   The Fund's Class A shares' year-to-date total return as of June 30, 2004:
                                     0.24%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides an indication of the risk of investing in the Fund by showing how the Fund's average annual total returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Index.

                                                                                   5 YEARS                10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)(1)   (OR LIFE OF CLASS)(1)
Class A                                                         %   0.52            3.31                    4.35
iMoneyNet First Tier Retail Index(2)                            %   0.49            3.10                    3.90(3)
Class B(4)                                                      %  (4.85)           2.01                     N/A
iMoneyNet First Tier Retail Index(2)                            %   0.49            3.00(5)                  N/A
Class C(6)                                                      %  (0.48)           3.31                    3.49
iMoneyNet First Tier Retail Index(2)                            %   0.49            3.10                    3.20(7)

(1) On February 2, 1998, the Fund redesignated Adviser Class shares as Class A shares. Class A, Class B and Class C shares commenced operations on April 15, 1994, March 1, 1999 and June 30, 1998, respectively.

(2) The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This Index is intended to be the comparative index for the Fund.

(3) The Index Return for Class A shares is for the period beginning April 1,
    1994.

(4) Reflects deduction of deferred sales charge of 5.00% and 2.00%, respectively, for 1 year and Life of Class returns.

(5) The Index Return for Class B shares is for the period beginning March 1,
    1999.

(6) Reflects deduction of deferred sales charge of 1.00% for 1 year returns.

(7) The Index Return for Class C shares is for the period beginning July 1,
    1998.

      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Aeltus Money Market Fund       9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Fund. The tables that follow show the fees and expenses for each of the Funds.


FEES YOU PAY DIRECTLY

                                                         CLASS A(1)    CLASS B(1)    CLASS C(1)
-----------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF
  OFFERING PRICE)
 Fixed Income Funds (except ING Aeltus Money Market
  Fund)                                                     4.75(2)       none          none
 ING Aeltus Money Market Fund                               none          none          none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR
  SALES PRICE, WHICHEVER IS LESS)
 All Funds                                                  none(3)       5.00(4)       1.00(5)

                                                  (1) The Funds do not impose
                                                      any front-end sales charge
                                                      (load) on reinvested
                                                      dividends or exchanges.

                                                  (2) Reduced for purchases of
                                                      $50,000 and over. Please
                                                      see page 13.

                                                  (3) A contingent deferred
                                                      sales charge (CDSC) of no
                                                      more than 1.00% may be
                                                      assessed on certain
                                                      redemptions of Class A
                                                      shares that were purchased
                                                      without an initial sales
                                                      charge as part of an
                                                      investment of $1 million
                                                      or more. Please see page
                                                      13.

                                                  (4) Imposed upon redemption
                                                      within 6 years from
                                                      purchase. The fee has
                                                      scheduled reductions after
                                                      the first year. Please see
                                                      page 14.

                                                  (5) Imposed upon redemption
                                                      within 1 year from
                                                      purchase.
OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS A
                                                       DISTRIBUTION
                                                           AND                           TOTAL          WAIVERS,
                                                         SERVICE                         FUND        REIMBURSEMENTS
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING           AND             NET
FUND                                        FEES           FEES        EXPENSES(2)     EXPENSES       RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Bond                          %        0.50           0.25            0.38           1.13            (0.13)           1.00
 ING Government                    %        0.50           0.25            0.31           1.06            (0.11)           0.95
 ING Aeltus Money Market           %        0.40             --            0.33           0.73               --            0.73

CLASS B
                                                       DISTRIBUTION
                                                           AND                           TOTAL          WAIVERS,
                                                         SERVICE                         FUND        REIMBURSEMENTS
                                         MANAGEMENT      (12b-1)          OTHER        OPERATING           AND             NET
FUND                                        FEES           FEES        EXPENSES(2)     EXPENSES       RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Bond                          %        0.50           1.00            0.38           1.88            (0.13)           1.75
 ING Government                    %        0.50           1.00            0.31           1.81            (0.11)           1.70
 ING Aeltus Money Market           %        0.40           1.00            0.33           1.73            (0.69)           1.04(4)

 10      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(as a % of average net assets)

CLASS C
                                                        DISTRIBUTION
                                                            AND                           TOTAL          WAIVERS,
                                                          SERVICE                         FUND        REIMBURSEMENTS
                                          MANAGEMENT      (12b-1)          OTHER        OPERATING          AND             NET
FUND                                         FEES           FEES        EXPENSES(2)     EXPENSES      RECOUPMENT(3)      EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Bond                           %        0.50           1.00            0.38           1.88           (0.13)           1.75
 ING Government                     %        0.50           1.00            0.31           1.81           (0.11)           1.70
 ING Aeltus Money Market            %        0.40             --            0.33           0.73              --            0.73

--------------------------------------------------------------------------------

(1) These tables show the estimated operating expenses for each Fund by class as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges, if any, and fee waivers to which the Adviser has agreed for each Fund.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, the Investment Adviser to each Fund, has entered into a written expense limitation agreement with each Fund (except ING Aeltus Money Market Fund), under which it will limit expenses of each Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through March 31, 2005 for ING Government and ING Bond Funds. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.

(4) Excludes voluntary waiver of a portion of the 12b-1 fee made by the Distributor during the fiscal year ended March 31, 2004. There is no certainty these waivers will occur in the future. If the voluntary waivers of 0.69% would have been included, net expenses would be 1.73%.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       11

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS A

FUND                                                                 1 YEAR     3 YEARS     5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
 ING Bond(1)                                                    $     572         805        1,056       1,773
 ING Government(1)                                              $     567         786        1,022       1,698
 ING Aeltus Money Market                                        $      75         233          406         906

CLASS B

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Bond(1)                              $   678        878       1,204      1,995       178        578       1,004       1,995
 ING Government(1)                        $   673        859       1,170      1,920       173        559         970       1,920
 ING Aeltus Money Market(1)               $   676        845       1,139      1,776       176        545         939       1,776

CLASS C

                                                     IF YOU SELL YOUR SHARES                  IF YOU DON'T SELL YOUR SHARES
                                             ----------------------------------------    ----------------------------------------
FUND                                         1 YEAR    3 YEARS    5 YEARS    10 YEARS    1 YEAR    3 YEARS    5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------------------
 ING Bond(1)                              $   278        578       1,004      2,190       178        578       1,004      2,190
 ING Government(1)                        $   273        559         970      2,118       173        559         970      2,118
 ING Aeltus Money Market                  $   175        233         406        906        75        233         406        906
---------------------------------------------------------------------------------------------------------------------------------

(1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five- and ten-year periods.

 12      What You Pay to Invest

CHOOSING A SHARE CLASS                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ING PURCHASE OPTIONS(TM)

You may select from up to three separate classes of shares: Class A, Class B and Class C.

CLASS A

- Front-end sales charge, as described on the next page (except ING Aeltus Money Market Fund).

- Distribution and service (12b-1) fees of 0.25% (except ING Aeltus Money Market
  Fund).

CLASS B

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00%.

- A contingent deferred sales charge (CDSC), as described on the next page.

- Automatic conversion to Class A shares after eight years, thus reducing future annual expenses.

CLASS C

- No front-end sales charge; all your money goes to work for you right away.

- Distribution and service (12b-1) fees of 1.00% (except ING Aeltus Money Market
  Fund).

- A 1% CDSC on shares sold within one year of purchase.

- No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

When choosing between classes, you should carefully consider:

  - How long you plan to hold the Fund;

  - The size of your investment;

  - The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

  - Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than class A shares. Orders for Class B shares in excess of $100,000 will be declined.

If you invest through omnibus account arrangements with financial intermediaries, note that the Funds generally are not able to identify an individual investor's trading activities. Therefore, the Funds would not be able to detect whether a shareholder's investment in Class B shares exceeded $100,000. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

You also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. In addition, the Statement of Additional Information, which is available without charge upon request, discusses specific classes of investors who may be eligible for a reduced sales charge. Finally, there are classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which class of shares is right for you with your investment professional.

DISTRIBUTION AND SHAREHOLDER SERVICE FEES

To pay for the cost of promoting the Funds and servicing your shareholder account, each class of each Fund (except ING Aeltus Money Market Fund -- Class A and Class C) has adopted a Rule 12b-1 plan, which requires fees to be paid out of the assets of each class. Over time the fees will increase your cost of investing and may exceed the cost of paying other types of sales charges.

SALES CHARGE CALCULATION

CLASS A(1)(2)

Class A shares of ING Bond and ING Government Funds are sold subject to the following sales charge:

                            ING BOND AND ING GOVERNMENT FUNDS
                            ---------------------------------
                             AS A % OF THE     AS A % OF NET
YOUR INVESTMENT             OFFERING PRICE      ASSET VALUE
 Less than $50,000                4.75              4.99
 $50,000 - $99,999                4.50              4.71
 $100,000 - $249,999              3.50              3.63
 $250,000 - $499,999              2.50              2.56
 $500,000 - $999,999              2.00              2.04
 $1,000,000 and over                                See below

---------------

(1) Shareholders that purchased funds prior to February 2, 1998, that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(2) The term "offering price" includes the front-end sales charge.

MONEY MARKET FUND. There is no sales charge if you purchase Class A Shares of ING Aeltus Money Market Fund. However, if the Class A shares are exchanged for shares of another ING Fund, you will be charged the applicable sales load for that fund upon the exchange.

INVESTMENTS OF $1 MILLION OR MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       13

SHAREHOLDER GUIDE                                         CHOOSING A SHARE CLASS
--------------------------------------------------------------------------------

more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                       PERIOD DURING WHICH
YOUR INVESTMENT                 CDSC      CDSC APPLIES
 $1,000,000 - $2,499,999        1.00%        2 years
 $2,500,000 - $4,999,999        0.50         1 year
 $5,000,000 and over            0.25         1 year

Class A shares of funds that were purchased in an amount of $1 million or more that were part of the Aetna family of funds (except ING Aeltus Money Market
Fund) at the time of purchase will be subject to a CDSC if they are redeemed within two years of purchase, depending on the amount of the purchase as follows:

                                         PERIOD DURING WHICH
YOUR INVESTMENT                  CDSC       CDSC APPLIES
 $1,000,000 - $2,999,999         1.00%        1st year
                                 0.50         2nd year
 $3,000,000 - $19,999,999        0.50          2 years
 $20 million or greater          0.25          2 years

Investors who exchange Class A shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase, for shares of other ING Funds will be subject to the ING Funds' CDSC schedule, which may mean that a higher rate will apply.

CLASS B AND CLASS C

Class B and Class C shares are offered at their net asset value per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the net asset value of the shares at the time of purchase or redemption. There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions. The CDSCs are as follows:

CLASS B DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  5.00%
 2nd year                                                  4.00
 3rd year                                                  3.00
 4th year                                                  3.00
 5th year                                                  2.00
 6th year                                                  1.00
 After 6th year                                            none

CLASS C DEFERRED SALES CHARGE

                                                      CDSC ON SHARES
YEARS AFTER PURCHASE                                    BEING SOLD
 1st year                                                  1.00%
 After 1st year                                            none

Class C shares that were purchased through funds that were part of the Aetna family of funds at the time of purchase (except ING Aeltus Money Market Fund) are subject to a CDSC on redemptions made within 18 months of purchase. The CDSC imposed on redemptions is 1.00%. Investors who exchange such Class C shares for Class C shares of other ING Funds will remain subject to the 18-month CDSC.

To keep your CDSC as low as possible, each time you place a request to redeem shares the Funds will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of the Funds by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13 month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund, ING Lexington Money Market Trust, ING Classic Money Market Fund and ING Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or the SAI for details, or contact your financial representative or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify the Transfer Agent at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12% annually.

- Mandatory distributions from a tax-deferred retirement plan or an IRA.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your financial representative or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of a Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your financial representative or a Shareholder Services Representative. Consult the SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see the SAI.

 14      Shareholder Guide

HOW TO PURCHASE SHARES                                         SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment amounts for the Funds are as follows:

- Non-retirement accounts: $1,000

- Retirement accounts: $250

- Pre-Authorized Investment Plan: $1,000 to open; you must invest at least $100 a month.

Make your investment using the methods outlined in the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third-party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds and the Distributor reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and all other non-natural persons.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Visit or consult an
                    investment               investment professional.
                    professional. Make       Fill out the Account
                    your check payable to    Additions form included
                    the ING Funds and mail   on the bottom of your
                    it, along with a         account statement along
                    completed Account        with your check payable
                    Application. Please      to the ING Funds and
                    indicate your            mail them to the address
                    investment               on the account
                    professional on the      statement. Remember to
                    New Account              write your account
                    Application.             number on the check.


 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under Initial
                    select Option 4 to       Investment.
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank and
                    Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund)
                    A/C #751-8315; for
                    further credit to:
                    Shareholder A/C #
                    -----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       15

SHAREHOLDER GUIDE                                           HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.
You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by Federal securities laws.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis.
- Your account must have a current value of at least $10,000.
- Minimum withdrawal amount is $100.
- You may choose from monthly, quarterly, semi-annual or annual payments.
For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.
Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


                                                                           Method                         Procedures
                                                                    BY CONTACTING YOUR       You may redeem shares by contacting
                                                                    INVESTMENT               your investment professional.
                                                                    PROFESSIONAL             Investment professionals may charge
                                                                                             for their services in connection with
                                                                                             your redemption request, but neither
                                                                                             the Fund nor the Distributor imposes
                                                                                             any such charge.



                                                                    BY MAIL                  Send a written request specifying the
                                                                                             Fund name and share class, your
                                                                                             account number, the name(s) in which
                                                                                             the account is registered, and the
                                                                                             dollar value or number of shares you
                                                                                             wish to redeem to:
                                                                                             ING Funds
                                                                                             P.O. Box 219368
                                                                                             Kansas City, MO 64121-9368
                                                                                             If certificated shares have been
                                                                                             issued, the certificate must accompany
                                                                                             the written request. Corporate
                                                                                             investors and other associations must
                                                                                             have an appropriate certification on
                                                                                             file authorizing redemptions. A
                                                                                             suggested form of such certification
                                                                                             is provided on the Account
                                                                                             Application. A signature guarantee may
                                                                                             be required.



                                                                    BY TELEPHONE --          You may redeem shares by telephone on
                                                                    EXPEDITED REDEMPTION     all accounts other than retirement
                                                                                             accounts, unless you check the box on
                                                                                             the Account Application which
                                                                                             signifies that you do not wish to use
                                                                                             telephone redemptions. To redeem by
                                                                                             telephone, call a Shareholder Services
                                                                                             Representative at (800) 992-0180.

                                                                                             RECEIVING PROCEEDS BY CHECK:

                                                                                             You may have redemption proceeds (up
                                                                                             to a maximum of $100,000) mailed to an
                                                                                             address which has been on record with
                                                                                             ING Funds for at least 30 days.

                                                                                             RECEIVING PROCEEDS BY WIRE:

                                                                                             You may have redemption proceeds
                                                                                             (subject to a minimum of $5,000) wired
                                                                                             to your pre-designated bank account.
                                                                                             You will not be able to receive
                                                                                             redemption proceeds by wire unless you
                                                                                             check the box on the Account
                                                                                             Application which signifies that you
                                                                                             wish to receive redemption proceeds by
                                                                                             wire and attach a voided check. Under
                                                                                             normal circumstances, proceeds will be
                                                                                             transmitted to your bank on the
                                                                                             business day following receipt of your
                                                                                             instructions, provided redemptions may
                                                                                             be made. In the event that share
                                                                                             certificates have been issued, you may
                                                                                             not request a wire redemption by
                                                                                             telephone.

 16      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Fund's Board of Directors. The types of securities for which such fair value pricing might be required include, but are not limited to:


- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;


- Securities of an issuer that has entered into a restructuring;


- Securities whose trading has been halted or suspended;


- Fixed-income securities that have gone into default and for which there is not current market value quotation; and

- Securities that are restricted as to transfer or resale.

The Fund or Adviser may rely on the recommendations of a fair value pricing service approved by the Board of Directors in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board of Directors. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       17

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

EXCHANGES

You may exchange shares of a Fund for shares of the same class of any other ING Fund, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Funds, without paying any additional sales charge, except that Class A shares of ING Aeltus Money Market Fund for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as short-term trading vehicles. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior written notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund, is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for the fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, the fund will normally make monthly repurchase offers for not less than 5% of its outstanding common shares. If more than 5% of the fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege with ING Senior Income Fund should carefully review the prospectus of that fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling (800) 992-0180.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of the prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE TO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from any ING Fund described in this Prospectus to the ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that fund, the Fund's CDSC will apply. The time period for application of the CDSC will be calculated based on the first date you acquired your shares in the Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

REDEMPTIONS BY CHECK

Class A shareholders of the ING Aeltus Money Market Fund may use checks to effect redemptions. The standard check writing privilege allows checks to be drawn in any amount of $100.00 or more. Checks drawn in amounts of less than $100.00, on uncollected funds or on insufficient funds will be returned unpaid to the payee.

The payee of a check may cash or deposit it in the same way as an ordinary bank check. When a check is presented to the agent bank for payment, the agent bank will cause ING to redeem a sufficient number of shares to cover the amount of the check. Shareholders are entitled to dividends on the shares redeemed up until the day on which the check is presented to the agent bank for payment. Copies of previously paid checks are available upon request for a fee of $4.00 per copy.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than $1,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

 18      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800) 992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       19

MANAGEMENT OF THE FUNDS                                  ADVISER AND SUB-ADVISER
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING INVESTMENTS OR ADVISER), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2004, ING Investments managed over $35 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                             MANAGEMENT FEES
ING Bond                                              0.50%
ING Government                                        0.50
ING Aeltus Money Market                               0.40

SUB-ADVISER

ING Investments has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Directors of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Funds.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. (INGIM), a Connecticut corporation, formerly known as Aeltus Investment Management, Inc., serves as the Sub-Adviser to each Fund. INGIM is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Board of Directors.

Founded in 1972, INGIM is registered with the SEC as an investment adviser. INGIM is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments. INGIM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2004, INGIM managed over $61 billion in assets. The principal address of INGIM is 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, INGIM served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

ING BOND FUND AND ING GOVERNMENT FUND

ING Bond and ING Government Funds are managed by a team of INGIM fixed income specialists led by James B. Kauffmann. Mr. Kauffmann has been with INGIM since 1996 and has over 18 years of investment experience. Prior to joining INGIM he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING AELTUS MONEY MARKET FUND

ING Aeltus Money Market Fund is managed by a team of ING Aeltus fixed-income specialists led by Jennifer J. Thompson. Ms. Thompson joined ING Groep N.V. in 1998 and has over 12 years of investment experience. Prior to joining INGIM, she was a Portfolio Manager at Trusco Capital Management and a Senior Investment Analyst with Fidelity Management & Research Company's money market group. She holds the Chartered Financial Analyst designation.


 20      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Dividends are normally expected to consist primarily of ordinary income. Each Fund declares dividends daily and pays them monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Classes A, B or C shares of a Fund invested in another ING Fund which offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A account of any open-end ING Fund, including the Funds.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all or substantially all of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



              [TELEPHONE] If you have any questions, please call 1-800-992-0180.

                                     Dividends, Distributions and Taxes       21

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

INABILITY TO SELL SECURITIES (ING BOND FUND). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

MORTGAGE-RELATED SECURITIES (ALL FUNDS). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ING BOND FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the



 22      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

instrument. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which ING Bond Fund may invest include futures contracts and options and swaps.

FUTURES CONTRACTS AND OPTIONS: ING Bond Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS: ING Bond Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, the Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

HIGH YIELD SECURITIES (ING BOND FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ING BOND FUND AND ING AELTUS MONEY MARKET
FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could



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                                           More Information About Risks       23

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in foreign securities may be greater for emerging markets investments.

EMERGING MARKETS INVESTMENTS (ING BOND FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

PORTFOLIO TURNOVER (ING BOND FUND AND ING GOVERNMENT FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

REPURCHASE AGREEMENTS (ING AELTUS MONEY MARKET FUND). Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of



 24      More Information About Risks

                                                    MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

OTHER INVESTMENT COMPANIES. Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investment in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.



      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           More Information About Risks       25

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class A, Class B and Class C shares' financial performance for the past five years or, if shorter, the period of each Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent registered public accounting firms, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the SAI and is available upon request.

 26      Financial Highlights

FINANCIAL HIGHLIGHTS                                               ING BOND FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the year ended March 31, 2004, and the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the financial statements have been audited by other independent registered public accounting firms.

                                                                                          CLASS A
                                                          -----------------------------------------------------------------------
                                                              YEAR ENDED          FIVE MONTHS                YEAR ENDED
                                                              MARCH 31,              ENDED                  OCTOBER 31,
                                                          ------------------       MARCH 31,       ------------------------------
                                                           2004        2003       2002(4)(6)        2001        2000        1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                  $    10.84       10.14         10.75           9.93        9.98       10.37

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                $     0.33        0.33          0.15           0.50        0.55        0.54*
 Net realized and unrealized gain (loss) on
 investments                                          $     0.34        0.75         (0.35)          0.84       (0.10)      (0.39)
 Total from investment operations                     $     0.67        1.08         (0.20)          1.34        0.45        0.15
LESS DISTRIBUTIONS FROM:
 Net investment income                                $     0.47        0.32          0.19           0.52        0.50        0.54
 Net realized gain on investments                     $     0.27        0.06          0.22             --          --          --
 Total distributions                                  $     0.74        0.38          0.41           0.52        0.50        0.54
 Net asset value, end of period                       $    10.77       10.84         10.14          10.75        9.93        9.98
 TOTAL RETURN(1):                                     %     6.40       10.79         (1.87)         13.84        4.62        1.43
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                    $   83,022      89,063        54,392         48,947      19,808      11,963
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)       %     1.00        1.00          1.00           1.00        1.00        1.00
 Gross expenses prior to expense reimbursement(2)     %     1.13        1.12          1.09           1.07        1.09        1.18
 Net investment income after expense
 reimbursement(2)(3)                                  %     3.06        3.23          3.47           4.84        5.75        5.27
 Portfolio turnover rate                              %      482         627(+)         51            235         362         174

                                                                                         CLASS B
                                                         ------------------------------------------------------------------------
                                                            YEAR ENDED         FIVE MONTHS         YEAR ENDED          MARCH 1,
                                                            MARCH 31,             ENDED           OCTOBER 31,         1999(5) TO
                                                         ----------------       MARCH 31,       ----------------      OCTOBER 31,
                                                         2004       2003       2002(4)(6)       2001       2000          1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                 $   10.82      10.12         10.74          9.92       9.98         10.29
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                               $    0.22       0.24          0.11          0.43       0.47          0.31*
 Net realized and unrealized gain (loss) on
 investments                                         $    0.35       0.77         (0.35)         0.84      (0.11)        (0.32)
 Total from investment operations                    $    0.57       1.01         (0.24)         1.27       0.36         (0.01)
LESS DISTRIBUTIONS FROM:
 Net investment income                               $    0.38       0.25          0.16          0.45       0.42          0.30
 Net realized gain on investments                    $    0.27       0.06          0.22            --         --            --
 Total distributions                                 $    0.65       0.31          0.38          0.45       0.42          0.30
 Net asset value, end of period                      $   10.74      10.82         10.12         10.74       9.92          9.98
 TOTAL RETURN(1):                                    %    5.53      10.02         (2.25)        13.07       3.76         (0.11)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                   $   3,531      3,401           985           806        345           195
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)      %    1.75       1.75          1.75          1.75       1.75          1.75
 Gross expenses prior to expense reimbursement(2)    %    1.88       1.87          1.84          1.82       1.84          1.93
 Net investment income after expense
 reimbursement(2)(3)                                 %    2.29       2.37          2.72          4.09       5.00          4.52
 Portfolio turnover rate                             %     482        627(+)         51           235        362           174

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          ING Bond Fund       27

ING BOND FUND (CONTINUED)                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                  YEAR ENDED         FIVE MONTHS              YEAR ENDED
                                                                  MARCH 31,             ENDED                 OCTOBER 31,
                                                               ----------------       MARCH 31,       ---------------------------
                                                               2004       2003       2002(4)(6)       2001       2000       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $   10.81      10.11         10.73          9.91       9.97      10.37

INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                              $    0.21       0.26          0.11          0.42       0.50       0.46*
 Net realized and unrealized gain (loss) on investments    $    0.36       0.75         (0.35)         0.85      (0.14)     (0.39)
 Total from investment operations                          $    0.57       1.01         (0.24)         1.27       0.36       0.07
LESS DISTRIBUTIONS FROM:
 Net investment income                                     $    0.38       0.25          0.16          0.45       0.42       0.47
 Net realized gain on investments                          $    0.27       0.06          0.22            --         --         --
 Total distributions                                       $    0.65       0.31          0.38          0.45       0.42       0.47
 Net asset value, end of period                            $   10.73      10.81         10.11         10.73       9.91       9.97
 TOTAL RETURN(1):                                          %    5.53      10.06         (2.29)        13.08       3.76       0.66
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $   2,306      2,115           886           908        598      1,052
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)            %    1.75       1.75          1.75          1.75       1.75       1.75
 Gross expenses prior to expense reimbursement(2)          %    1.88       1.87          1.84          1.82       1.84       1.93
 Net investment income after expense reimbursement(2)(3)   %    2.29       2.43          2.72          4.09       5.00       4.52
 Portfolio turnover rate                                   %     482        627(+)         51           235        362        174

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses. Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments within three years.
(4) The Fund changed its fiscal year-end from October 31 to March 31.
(5) Commencement of offering of shares.
(6) Effective March 1, 2002, ING Investments became the Adviser of the Fund and INGIM was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

 28      ING Bond Fund

FINANCIAL HIGHLIGHTS                                         ING GOVERNMENT FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the year ended March 31, 2004, and the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the financial statements have been audited by other independent registered public accounting firms.

                                                                                          CLASS A
                                                           ----------------------------------------------------------------------
                                                               YEAR ENDED          FIVE MONTHS
                                                               MARCH 31,              ENDED            YEAR ENDED OCTOBER 31,
                                                           ------------------       MARCH 31,       -----------------------------
                                                            2004        2003       2002(4)(6)        2001        2000       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                  $    10.73       10.13         10.70           9.94        9.86      10.29
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                 $     0.24        0.27          0.13           0.46        0.55       0.48*
 Net realized and unrealized gain (loss) on
 investments                                           $     0.05        0.68         (0.41)          0.74        0.08      (0.45)
 Total from investment operations                      $     0.29        0.95         (0.28)          1.20        0.63       0.03
LESS DISTRIBUTIONS FROM:
 Net investment income                                 $     0.27        0.28          0.15           0.44        0.55       0.46
 Net realized gain on investments                      $     0.13        0.07          0.14             --          --         --
 Total distributions                                   $     0.40        0.35          0.29           0.44        0.55       0.46
 Net asset value, end of period                        $    10.62       10.73         10.13          10.70        9.94       9.86
 TOTAL RETURN(1):                                      %     2.74        9.52         (2.60)         12.35        6.65       0.34
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $   55,708      60,616        24,148         24,711      11,413      6,009
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)        %     0.95        0.95          0.95           0.95        0.95       0.95
 Gross expenses prior to expense reimbursement(2)      %     1.06        1.09          1.13           1.20        1.22       1.72
 Net investment income after expense
 reimbursement(2)(3)                                   %     2.23        2.62          3.08           4.55        5.65       4.75
 Portfolio turnover rate                               %      330         260           167            260         139         31

                                                                                       CLASS B
                                                     ----------------------------------------------------------------------------
                                                         YEAR ENDED          FIVE MONTHS          YEAR ENDED           MARCH 1,
                                                         MARCH 31,              ENDED            OCTOBER 31,          1999(5) TO
                                                     ------------------       MARCH 31,       ------------------      OCTOBER 31,
                                                      2004        2003       2002(4)(6)        2001        2000          1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $    10.73       10.13         10.71           9.95        9.86         10.12
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           $     0.17        0.19          0.10           0.36        0.48          0.27*
 Net realized and unrealized gain (loss) on
 investments                                     $     0.05        0.69         (0.42)          0.77        0.08         (0.27)
 Total from investment operations                $     0.22        0.88         (0.32)          1.13        0.56          0.00
LESS DISTRIBUTIONS FROM:
 Net investment income                           $     0.18        0.21          0.12           0.37        0.47          0.26
 Net realized gain on investments                $     0.13        0.07          0.14             --          --            --
 Total distributions                             $     0.31        0.28          0.26           0.37        0.47          0.26
 Net asset value, end of period                  $    10.64       10.73         10.13          10.71        9.95          9.86
 TOTAL RETURN(1):                                %     2.13        8.75         (2.99)         11.52        5.88          0.00
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $    2,831       4,952           486            512          68           152
 Ratios to average net assets:
 Net expenses after expense
 reimbursement(2)(3)                             %     1.70        1.69          1.70           1.70        1.70          1.70
 Gross expenses prior to expense
 reimbursement(2)                                %     1.81        1.84          1.88           1.95        1.97          2.47
 Net investment income after expense
 reimbursement(2)(3)                             %     1.48        1.77          2.33           3.78        4.90          4.00
 Portfolio turnover rate                         %      330         260           167            260         139            31

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                    ING Government Fund       29

ING GOVERNMENT FUND (CONTINUED)                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                            CLASS C
                                                               ------------------------------------------------------------------
                                                                  YEAR ENDED         FIVE MONTHS              YEAR ENDED
                                                                  MARCH 31,             ENDED                 OCTOBER 31,
                                                               ----------------       MARCH 31,       ---------------------------
                                                               2004       2003       2002(4)(6)       2001       2000       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $   10.73      10.12         10.69          9.93       9.85      10.29
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                              $    0.18       0.19          0.11          0.38       0.47       0.40*
 Net realized and unrealized gain (loss) on investments    $    0.03       0.70         (0.42)         0.74       0.09      (0.45)
 Total from investment operations                          $    0.21       0.89         (0.31)         1.12       0.56      (0.05)
LESS DISTRIBUTIONS FROM:
 Net investment income                                     $    0.18       0.21          0.12          0.36       0.48       0.39
 Net realized gain on investments                          $    0.13       0.07          0.14            --         --         --
 Total distributions                                       $    0.31       0.28          0.26          0.36       0.48       0.39
 Net asset value, end of period                            $   10.63      10.73         10.12         10.69       9.93       9.85
 TOTAL RETURN(1):                                          %    2.05       8.89         (2.95)        11.50       5.89      (0.46)
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $   1,131      2,330           511           705        129        124
 Ratios to average net assets:
 Net expenses after expense reimbursement(2)(3)            %    1.70       1.70          1.70          1.70       1.70       1.70
 Gross expenses prior to expense reimbursement(2)          %    1.81       1.85          1.88          1.95       1.97       2.47
 Net investment income after expense reimbursement(2)(3)   %    1.45       1.77          2.33          3.79       4.90       4.00
 Portfolio turnover rate                                   %     330        260           167           260        139         31

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses. Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments within three years.

(4) The Fund changed its fiscal year-end from October 31 to March 31.
(5) Commencement of offering of shares.
(6) Effective March 1, 2002, ING Investments became the Adviser of the Fund and INGIM was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 30      ING Government Fund

FINANCIAL HIGHLIGHTS                                ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the year ended March 31, 2004, and the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the financial statements have been audited by other independent registered public accounting firms.

                                                                                       CLASS A
                                                     ----------------------------------------------------------------------------
                                                          YEAR ENDED           FIVE MONTHS
                                                          MARCH 31,               ENDED              YEAR ENDED OCTOBER 31,
                                                     --------------------       MARCH 31,       ---------------------------------
                                                      2004         2003        2002(3)(6)        2001         2000         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period             $      1.00         1.00           1.00           1.00         1.00         1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           $      0.00**       0.01           0.01           0.05         0.06         0.05*
 Total income from investment operations         $      0.00**       0.01           0.01           0.05         0.06         0.05
LESS DISTRIBUTIONS FROM:
 Net investment income                           $      0.00**       0.01           0.01           0.05         0.06         0.05
 Total Distributions                             $      0.00**       0.01           0.01           0.05         0.06         0.05
 Net asset value, end of period                  $      1.00         1.00           1.00           1.00         1.00         1.00
 TOTAL RETURN(2):                                %      0.47         1.08           0.70           4.58         5.97         4.88
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $   138,666      174,475        205,147        209,870      194,454      181,623
 Net expenses after expense
 reimbursement(1)(5)                             %      0.73         0.69           0.70           0.64         0.59         0.50
 Gross expenses prior to expense
 reimbursement(1)                                %      0.73         0.69           0.70           0.64         0.65         0.64
 Net investment income after expense
 reimbursement(1)(5)                             %      0.47         1.11           1.67           4.51         5.80         4.79

                                                                                          CLASS B
                                                           ----------------------------------------------------------------------
                                                                                                                      PERIOD FROM
                                                              YEAR ENDED         FIVE MONTHS        YEAR ENDED         MARCH 1,
                                                              MARCH 31,             ENDED          OCTOBER 31,        1999(4) TO
                                                           ----------------       MARCH 31,       --------------      OCTOBER 31,
                                                           2004       2003       2002(3)(6)       2001      2000         1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $    1.00       1.00          1.00         1.00      1.00         1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                 $    0.00**     0.00**        0.00**       0.03      0.05         0.03*
 Total income from investment operations               $    0.00**     0.00**        0.00**       0.03      0.05         0.03
LESS DISTRIBUTIONS FROM:
 Net investment income                                 $    0.00**     0.00**        0.00**       0.03      0.05         0.03
 Total Distributions                                   $    0.00**     0.00**        0.00**       0.03      0.05         0.03
 Net asset value, end of period                        $    1.00       1.00          1.00         1.00      1.00         1.00
 TOTAL RETURN(2):                                      %    0.17       0.22          0.29         3.55      4.92         2.56
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                     $   4,007      6,063         1,880         1,199      159          148
 Net expenses after expense
 reimbursement(1)(5)                                   %    1.04       1.53          1.70         1.64      1.59         1.50
 Gross expenses prior to expense
 reimbursement(1)                                      %    1.73       1.70          1.70         1.64      1.65         1.64
 Net investment income after expense
 reimbursement(1)(5)                                   %    0.17       0.19          0.67         3.51      4.80         3.78

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Aeltus Money Market Fund       31

ING AELTUS MONEY MARKET FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                        CLASS C
                                                       --------------------------------------------------------------------------
                                                              YEAR ENDED             FIVE MONTHS              YEAR ENDED
                                                              MARCH 31,                 ENDED                 OCTOBER 31,
                                                       ------------------------       MARCH 31,       ---------------------------
                                                         2004           2003         2002(4)(6)       2001       2000       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period               $      1.00           1.00            1.00          1.00       1.00       1.00
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                             $      0.00**         0.01            0.01          0.05       0.06       0.05*
 Total income from investment operations           $      0.00**         0.01            0.01          0.05       0.06       0.05
LESS DISTRIBUTIONS FROM:
 Net investment income                             $      0.00**         0.01            0.01          0.05       0.06       0.05
 Total distributions                               $      0.00**         0.01            0.01          0.05       0.06       0.05
 Net asset value, end of period                    $      1.00           1.00            1.00          1.00       1.00       1.00
 TOTAL RETURN(2):                                  %      0.47           1.08            0.70          4.58       5.97       4.88
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $     5,615          8,419          10,866         12,013     9,611      6,765
 Net expenses after expense reimbursement(1)(5)    %      0.73           0.69            0.70          0.64       0.59       0.50
 Gross expenses prior to expense
 reimbursement(1)                                  %      0.73           0.69            0.70          0.64       0.65       0.64
 Net investment income after expense
 reimbursement(1)(5)                               %      0.47           1.10            1.67          4.51       5.80       4.79

--------------------------------------------------------------------------------

(1) Annualized for periods less than one year.
(2) Total return is calculated assuming reinvestment of all dividends and gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.
(3) The Fund changed its fiscal year-end from October 31 to March 31.
(4) Commencement of offering of shares.

(5) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses. Effective March 1, 2002 expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments within three years.
(6) Effective March 1, 2002, ING Investments became the Adviser of the Fund and INGIM was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount represents less than $0.01 per share.

 32      ING Aeltus Money Market Fund

In addition to the Funds offered in this Prospectus, the Distributor also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Convertible Fund
ING Equity and Bond Fund
ING Equity Income Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Disciplined LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

DOMESTIC EQUITY VALUE FUNDS
ING Financial Services Fund
ING MagnaCap Fund
ING LargeCap Value Fund
ING MidCap Value Fund
ING SmallCap Value Fund
ING Tax Efficient Equity Fund
ING Value Opportunity Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund
ING Strategic Bond Fund

INTERNATIONAL GLOBAL EQUITY FUNDS
ING Global Real Estate Fund
ING Global Science and Technology Fund
ING Worldwide Growth Fund
ING Global Equity Dividend Fund

INTERNATIONAL EQUITY FUNDS
ING Emerging Countries Fund
ING Foreign Fund
ING International Fund
ING International Growth Fund
ING International SmallCap Growth Fund
ING International Value Fund
ING Precious Metals Fund
ING Russia Fund

MONEY MARKET FUNDS
ING Classic Money Market Fund
ING Money Market Fund

LOAN PARTICIPATION FUNDS
ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
Strategic Allocation Growth Fund
Strategic Allocation Balanced Fund
Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firms' reports (in annual reports only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the SEC.

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at www.ingfunds.com

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                811-6352
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund

  [ING FUNDS LOGO]             PRPRO-AFFIABC     (0804-080104)

       PROSPECTUS

[ABACUS PHOTO]
       August 1, 2004 as supplemented July 21, 2005

       Class I
                                                 FIXED INCOME FUNDS
                                                 ING Bond Fund
                                                 ING Government Fund
                                                 ING Aeltus Money Market Fund

       This Prospectus contains important information about investing in Class I shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their objectives. As with all mutual funds, the U.S. Securities and Exchange Commission (SEC) has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

                                                           [ING FUNDS LOGO]

                              ING SERIES FUND, INC.
                                ING Balanced Fund
                               ING Government Fund
                           ING Value Opportunity Fund

                         Supplement dated June 17, 2005

                           To the Fixed Income Funds'
       Class A, Class B, and Class C Prospectus and the Class I Prospectus
                         Each dated August 1, 2004; and

                          To the Domestic Equity Funds'
                    Class A, Class B and Class C Prospectus,
                  Class I Prospectus and the Class O Prospectus
                          Each dated September 30, 2004

1. On June 17, 2005, the Board of Directors of ING Series Fund, Inc. approved a proposal to reorganize the following "Disappearing Funds" into the following "Surviving Funds" (the "Reorganization"):

    DISAPPEARING FUND                              SURVIVING FUND
    -----------------                              --------------
   ING Government Fund                         ING GNMA Income Fund

ING Value Opportunity Fund                       ING MagnaCap Fund

      The proposed Reorganization is subject to approval by shareholders of the Disappearing Funds. If shareholder approval is obtained, it is expected that the Reorganization would take place during the last quarter of 2005.

ING Balanced Fund

2. The first sentence of the second paragraph under the section entitled "Investment Strategy" on page 16 of the Class A, Class B and Class C Prospectus and the Class I Prospectus and page 4 of the Class O Prospectus is deleted in its entirety and replaced with the following:

            The Fund normally invests up to 75% of its total assets in equity securities and at least 25% of its total assets in debt (including money market instruments).

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                              ING SERIES FUND, INC.
                          ING Aeltus Money Market Fund
                           ING Brokerage Cash Reserves

                         Supplement Dated April 29, 2005
    to the Class A, Class B, and Class C Prospectus, the Class I Prospectus,
                  and to the Brokerage Cash Reserves Prospectus
                            Each Dated August 1, 2004

ING Aeltus Money Market Fund

Effective April 29, 2005, with respect to the Class A, Class B, and Class C Prospectus and the Class I Prospectus for the ING Aeltus Money Market Fund:

1. The second sentence of the first paragraph of the section entitled "Investment Strategy" on page 8 of the Class A, Class B, and Class C Prospectus and the Class I Prospectus is deleted in its entirety and replaced with the following:

            These securities include, but are not limited to, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, repurchase agreements, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

2. The fourth sentence of the first paragraph of the section entitled "Investment Strategy" on page 8 of the Class A, Class B, and Class C Prospectus and the Class I Prospectus is deleted in its entirety.

ING Brokerage Cash Reserves

Effective April 29, 2005, with respect to the Brokerage Cash Reserves
Prospectus:

1. The second, third, fourth, and fifth sentences of the first paragraph of the section entitled "Investment Strategy" on page 1 of the Brokerage Cash Reserves Prospectus are deleted in their entirety and replaced with the following:

            These securities include U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, repurchase agreements, commercial paper, asset-backed securities, mortgage-related securities, and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the sub-adviser to be of comparable quality.

2. The following paragraph is added after the first paragraph under the "Investment Strategy" section on page 1 of the Brokerage Cash Reserves
      Prospectus:

            "The Fund may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets."

3. The second paragraph of the section entitled "Investment Strategy" on page 1 of the Brokerage Cash Reserves Prospectus is deleted in its entirety and replaced with the following:

            "The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising."

4. The following paragraph is added after the last paragraph of the section entitled "Risks" on page 2 of the Brokerage Cash Reserves Prospectus:

            "There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund."

              PLEASE RETAIN THIS SUPPLEMENT FOR FURTURE REFERENCE

                              ING SERIES FUND, INC.
                               ING Government Fund

                       Supplement Dated December 20, 2004
         To the Classes A, B and C Prospectus and the Class I Prospectus
                              dated August 1, 2004


On December 15, 2004, the Board of Directors ("Board") of ING Series Fund, Inc. on behalf of ING Government Fund approved the following changes to the Prospectus disclosure:

1. The following paragraph is added after the third paragraph of the section entitled "Investment Strategy" on page 6 of each Prospectus:

         The Fund may also invest up to 20% of its assets in non-government securities including corporate debt, derivatives, non-agency mortgage-backed, asset-backed, or foreign securities.

2. The following risks are added to the section entitled "Risks" on page 6 of each Prospectus :


         RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries and economic and political climates tend to be less stable. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected.

         RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

3) The sub-section entitled "ING Government Fund" in the section entitled "Management of the Funds" found on page 20 of the Classes A, B and C Prospectus and page 16 of the Class I Prospectus is hereby deleted and replaced with the following:

         ING GOVERNMENT FUND

         The Fund has been managed by a team of investment professionals led by James B. Kauffmann since July 2003. Mr. Kauffmann has been with ING IM since 1996 and has over 18 years of experience. Prior to joining ING IM, he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

4) The following risks are added to the section entitled "Principal Risks" found on page 22 of the Classes A, B and C Prospectus and page 18 of the Class I Prospectus:

         REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS (ING GOVERNMENT FUND). A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

         BORROWING (ING GOVERNMENT FUND). Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

      In addition, "ING Government Fund" is added to the "Derivatives" risk found on page 22 of the Classes A, B and C Prospectus and page 18 of the Class I Prospectus.

5) The risks entitled "Reverse Repurchase Agreements and Dollar Rolls" and "Borrowing" are deleted from the section entitled "Other Risks" found on page 24 of the Classes A, B and C Prospectus and page 20 of the Class I Prospectus.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                              ING SERIES FUND, INC.
                          ING Aeltus Money Market Fund
                        ING Brokerage Cash Reserves Fund

                       Supplement dated November 15, 2004
               to the Class A, Class B, and Class C Prospectus and
              Class I Prospectus for ING Aeltus Money Market Fund
                        dated August 1, 2004 and to the
             Brokerage Cash Reserves Prospectus dated August 1, 2004

With respect to the Class A, Class B, and Class C Prospectus and the Class I Prospectus for ING Aeltus Money Market Fund:

   Effective immediately, the "ING Aeltus Money Market Fund" paragraph under the section entitled "ING Investment Management Co." on page 20 of the Class A, Class B and Class C Prospectus and page 16 of the Class I Prospectus is deleted in its entirety and replaced with the following:

        ING AELTUS MONEY MARKET FUND

        The Fund has been managed by a team of investment professionals led by David S. Yealy since November, 2004. Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

With respect to the Brokerage Cash Reserves Prospectus:

   Effective immediately, the last paragraph under the section entitled "Management of the Fund - Sub-Adviser" beginning at the end of page 5 of the Brokerage Cash Reserves Prospectus is deleted in its entirety and replaced with the following:

        The Fund has been managed by a team of investment professionals led by David S. Yealy since November, 2004. Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                        SUPPLEMENT DATED OCTOBER 29, 2004
                         TO THE CURRENT PROSPECTUSES OF
 ING GET FUND, ING SERIES FUND, INC., ING STRATEGIC ALLOCATION PORTFOLIOS, INC.,
  ING VARIABLE FUNDS, ING VARIABLE PORTFOLIOS, INC., ING VP BALANCED PORTFOLIO,
   INC., ING VP INTERMEDIATE BOND PORTFOLIO AND ING VP MONEY MARKET PORTFOLIO,
                               (THE "REGISTRANTS")

The following is added to the current Prospectus(es) of each of the above listed Registrants;

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

      - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

      - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

      - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

      - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

      - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

      - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

      - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

      - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

      - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                              ING SERIES FUND, INC.
                                  ING Bond Fund

                        Supplement dated August 16, 2004
          to the ING Fixed Income Funds' Class A, B, and C Prospectus,
                             and Class I Prospectus
                              Dated August 1, 2004
                                   and to the
              ING Direct Funds Class O Prospectus dated May 3, 2004

With respect to the Class A, B, and C Prospectus and the Class I Prospectus for the ING Fixed Income Funds:

      On August 3, 2004 the shareholders of ING Bond Fund approved the reorganization with and merger into ING Intermediate Bond Fund. The reorganization was completed on August 16, 2004. Accordingly, ING Bond Fund is no longer offering its shares. All references to ING Bond Fund in the Prospectuses are hereby deleted.

With respect to the ING Direct Funds Class O Prospectus dated May 3, 2004:

      On August 3, 2004 the shareholders of ING Bond Fund approved the reorganization with and merger into ING Intermediate Bond Fund. The reorganization was completed on August 16, 2004. Accordingly, ING Bond Fund is no longer offering its shares. All references to ING Bond Fund in the Prospectus are hereby deleted.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   WHAT'S INSIDE
--------------------------------------------------------------------------------

[TARGET GRAPHIC]
         OBJECTIVE



[COMPASS GRAPHIC]
         INVESTMENT
         STRATEGY



[SCALE GRAPHIC]
         RISKS




This Prospectus describes each Fund's objective, investment strategy and risks.

You'll also find:

[MONEY GRAPHIC]
         HOW THE
         FUND HAS
         PERFORMED



HOW THE FUND HAS PERFORMED. A chart that shows the Fund's financial performance for the past ten years (or since inception, if shorter).


[PENNY]  WHAT YOU
         PAY TO
         INVEST



WHAT YOU PAY TO INVEST. A list of the fees and expenses you pay -- both directly and indirectly -- when you invest in a Fund.

    INTRODUCTION TO THE FUNDS                                1
    FUNDS AT A GLANCE                                        2
    FIXED INCOME FUNDS
    ING Bond Fund                                            4
    ING Government Fund                                      6
    ING Aeltus Money Market Fund                             8




    WHAT YOU PAY TO INVEST                                  10
    SHAREHOLDER GUIDE                                       12
    MANAGEMENT OF THE FUNDS                                 16
    DIVIDENDS, DISTRIBUTIONS AND TAXES                      17
    MORE INFORMATION ABOUT RISKS                            18
    FINANCIAL HIGHLIGHTS                                    22
    WHERE TO GO FOR MORE INFORMATION                Back Cover

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                       INTRODUCTION TO THE FUNDS
--------------------------------------------------------------------------------

 Risk is the potential that your investment will lose money or not earn as much as you hope. All mutual funds have varying degrees of risk, depending on the securities they invest in. Please read this Prospectus carefully to be sure you understand the principal risks and strategies associated with each of our Funds. You should consult the Statement of Additional Information (SAI) for a complete list of the risks and strategies.





                     [TELEPHONE GRAPHIC]

 If you have any questions about the Funds, please call your financial consultant or us at 1-800-992-0180.

THIS PROSPECTUS IS DESIGNED TO HELP YOU MAKE INFORMED DECISIONS ABOUT YOUR INVESTMENTS.

FIXED INCOME FUNDS

  The ING Bond and ING Government Funds may suit you if you:

  - want greater income potential than a money market fund; and
  - are willing to accept more risk than a money market fund.

  ING Aeltus Money Market Fund may suit you if you:

  - seek high current return, consistent with the preservation of capital and liquidity.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                               Introduction to the Funds       1

FUNDS AT A GLANCE
--------------------------------------------------------------------------------

          This table is a summary of the investment objective, main investments and main risks of each Fund. It is designed to help you understand the differences between the Funds, the main risks associated with each, and how risk and investment objectives relate. This table is only a summary. You should read the complete descriptions of each Fund's investment objective, strategies and risks, which begin on page 4.

                  FUND                                                   INVESTMENT OBJECTIVE
                  -------------------------------------------------------------------------------------
FIXED INCOME      ING Bond Fund                                          High level of total return as
FUNDS             Adviser: ING Investments, LLC                          is consistent with reasonable
                  Sub-Adviser: ING Investment Management Co.             risk

                  ING Government Fund                                    Income consistent with the
                  Adviser: ING Investments, LLC                          preservation of capital
                  Sub-Adviser: ING Investment Management Co.

                  ING Aeltus Money Market Fund                           High current return,
                  Adviser: ING Investments, LLC                          consistent with the
                  Sub-Adviser: ING Investment Management Co.             preservation of capital and
                                                                         liquidity

 2      Funds at a Glance

                                                               FUNDS AT A GLANCE
--------------------------------------------------------------------------------

MAIN INVESTMENTS                                          MAIN RISKS
--------------------------------------------------------------------------------------------------------------------------
Investment grade debt securities with a minimum           Credit, interest rate, prepayment and other risks that
average portfolio quality being investment grade,         accompany an investment in fixed income securities. May be
and dollar weighted average maturity generally            sensitive to credit risk during economic downturns.
ranging between five and ten years.


Securities issued or guaranteed as to the timely          Interest rate, prepayment and other risks that accompany an
payment of principal and interest by the U.S.             investment in government bonds and mortgage related
Government, its agencies or instrumentalities.            investments.


High quality, money market instruments.                   Credit, interest rate, repayment and other risks that
                                                          accompany an investment in U.S. dollar-denominated
                                                          short-term securities.


      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                       Funds at a Glance       3

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING BOND FUND                                      ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide as high a level of total return as is consistent with reasonable risk, primarily through investment in a diversified portfolio of investment-grade corporate bonds, and debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, the Fund invests at least 80% of its assets in bonds, consisting of:

- Investment grade corporate bonds,

- Mortgage-related and other asset-backed securities, and

- Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Fund may invest up to 15% of its total assets in high-yield instruments, and up to 25% of its total assets in foreign debt securities.

Although the Fund may invest a portion of its assets in high yield (high risk) debt securities rated below investment grade, the Fund will seek to maintain a minimum average portfolio quality rating of at least investment grade. Investment grade securities are rated BBB or better by Standard & Poor's or Baa3 or better by Moody's, or if unrated, considered by the Sub-Adviser to be of comparable quality.

The Fund may invest in securities of foreign governments and supranational organizations, including emerging markets debt securities; high-quality money market instruments that the Sub-Adviser believes are appropriate in light of the Fund's investment objective; and municipal bonds, notes and commercial paper. The Fund may also engage in dollar roll transactions and swap agreements and may use options and futures contracts involving securities, securities indices and interest rates. A portion of the Fund's assets may be invested in mortgage-backed and asset-backed debt securities.

In managing the Fund, the Sub-Adviser:

- Looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing volatility.

- Uses quantitative computer models to identify issuers whose perceived value is not reflected in their security prices.

The Fund may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

PENDING MERGER -- subject to shareholder approval, the Fund's Board of Directors has approved the reorganization of the Fund into ING Intermediate Bond Fund. You could therefore ultimately hold shares of that Fund. For more information regarding ING Intermediate Bond Fund contact a Shareholder Services Representative at 1-800-992-0180.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities face market, issuer and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

CREDIT RISK -- the Fund could lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. The Fund may be subject to more credit risk than other income funds, because it may invest in high yield debt securities, which are considered predominantly speculative with respect to the issuer's continuing ability to meet interest and principal payments.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities. If the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled and if interest rates are falling, the Fund may have to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed or asset-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

RISKS OF HIGH YIELD BONDS -- high yield bonds carry particular market risks and may experience greater volatility in market value than investment grade bonds. Changes in interest rates, the market's perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Some of these securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, causing their value to be highly volatile. The secondary market for high yield bonds may be less liquid than the markets for higher quality securities, and this may have an adverse effect on the market values of certain securities.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund. The use of derivatives may reduce returns for the Fund.

RISK OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including changes in currency exchange rates; unstable political and economic conditions; a lack of adequate company information; differences in the way securities markets operate; less secure foreign banks, securities depositories or exchanges than those in the U.S.; and foreign controls on investment. Investments in emerging market countries are generally riskier than other kinds of foreign investments, partly because emerging market countries may be less politically and economically stable than other countries. It may also be more difficult to buy and sell securities in emerging market countries.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the United States Government. The price of a U.S. Government security may decline due to changing interest rates.

SECURITIES LENDING -- when lending portfolio securities, they may not be available to the Fund on a timely basis, and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks, and the Fund could incur losses in connection with the investment of cash collateralizing loaned securities.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.


A more detailed discussion of the Risks is available in the "More Information About Risks" section.
 4      ING Bond Fund

                                                                   ING BOND FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
(3.26)    17.03    3.39     7.91     8.45    (0.86)    9.58     8.60     8.35     6.00

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.78%
                            1st quarter 1994: (2.39)%
   The Fund's Class I shares' year-to-date total return as of June 30, 2004:
                                     0.30%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Aggregate Bond Index (LBAB Index). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                   1 YEAR   5 YEARS   10 YEARS
Class I Return Before Taxes                                     %   6.00     6.26       6.38
Class I Return After Taxes on Distributions                     %   3.54     4.02       3.99
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %   3.88     3.96       3.94
LBAB Index (reflects no deduction for fees, expenses or
  taxes)(1)                                                     %   4.10     6.62       6.95

(1) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                           ING Bond Fund       5

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING GOVERNMENT FUND                                ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide income consistent with the preservation of capital through investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

Under normal market conditions, The Fund invests at least 80% of its assets in U.S. Government securities. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

U.S. Government securities include securities issued by the U.S. Treasury, individual government agencies and certain organizations created through federal legislation. Securities issued by the U.S. Treasury are backed by the full faith and credit of the federal government, the strongest form of credit backing in the United States. Securities issued by individual agencies and organizations may be backed by the full faith and credit of the federal government as to principal or interest but are not direct obligations of the U.S. Treasury. Certain indirect obligations issued by federal agencies and government-sponsored entities in which the Fund may invest may not be backed by the full faith and credit of the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality. Government securities also include certain mortgage-related securities that are sponsored by a U.S. Government agency or organization and are not direct obligations of the U.S. Government.

In managing the Fund, the Sub-Adviser:

- Looks to construct an intermediate-term portfolio (average weighted duration between 1 to 10 years) by selecting investments with the potential to enhance the portfolio's overall yield and total return.

- Uses quantitative computer models to identify attractive investments within the U.S. Government securities markets. As a result, the Fund may, at times, emphasize one type of U.S. Government security over another.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- debt securities in which the Fund may invest face market and other risks, and their values may go up and down, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally.

CHANGES IN INTEREST RATES -- the value of the Fund's investments may fall when interest rates rise. The Fund may be sensitive to changes in interest rates because it may invest in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations.

PREPAYMENT RISK -- the Fund may invest in mortgage-related securities. If the borrowers on the underlying mortgages pay off their mortgages sooner than scheduled and interest rates are falling, the Fund may have to reinvest this money at lower yields.

EXTENSION RISK -- slower than expected principal payments on a mortgage-backed security may extend such security's life, thereby locking in a below-market interest rate, increasing the security's duration and reducing the value of the security.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

SECURITIES LENDING -- when lending securities, they may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

 6      ING Government Fund

                                                             ING GOVERNMENT FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance (before and after income taxes) is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
(1.89)    16.00    2.29     9.32     7.72    (0.38)    10.52    6.94     8.77     1.97

(1) These figures are for the year ended December 31 of each year.
(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 1995:  5.12%
                            1st quarter 1996: (1.82)%
   The Fund's Class I shares' year-to-date total return as of June 30, 2004:
                                    (0.26)%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Lehman Brothers Intermediate Government Bond Index. The table also shows returns on a before tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                                                              10 YEARS
                                                                    1 YEAR    5 YEARS   (OR LIFE OF CLASS)(1)
Class I Return Before Taxes                                     %    1.97      5.48             6.00
Class I Return After Taxes on Distributions                     %    0.76      3.62             3.87
Class I Return After Taxes on Distributions and Sale of Fund
  Shares                                                        %    1.42      3.54             3.79
Lehman Brothers Intermediate Government Bond Index (reflects
no deduction for fees, expenses or taxes)(2)                    %    2.29      6.18             6.32(3)

(1) Class I commenced operations on January 4, 1994.

(2) The Lehman Brothers Intermediate Government Bond Index is an unmanaged index that includes those bonds found in the Lehman Brothers Government Bond Index that have a maturity of one to 9.99 years.

(3) The Lehman Brothers Intermediate Government Bond Index return is for the period beginning January 1, 1994.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                     ING Government Fund       7

                                                                         ADVISER
                                                            ING Investments, LLC
                                                                     SUB-ADVISER
ING AELTUS MONEY MARKET FUND                       ING Investment Management Co.
--------------------------------------------------------------------------------


OBJECTIVE


[TARGET GRAPHIC]

Seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments.


INVESTMENT STRATEGY


[COMPASS GRAPHIC]

The Fund invests in a diversified portfolio of high-quality fixed income securities denominated in U.S. dollars, with short remaining maturities. These securities include U.S. Government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. Government agencies), corporate debt securities, repurchase agreements, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Sub-Adviser seeks to maintains a dollar-weighted average portfolio maturity of 90 days or less. The Fund may invest more than 25% of its total assets in instruments issued by domestic banks.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

--------------------------------------------------------------------------------

RISKS


[SCALE GRAPHIC]

An investment in the
Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The Fund is subject to the risks associated with investing in debt securities.

CHANGES IN INTEREST RATES -- money market funds, like the Fund, are subject to less interest rate risk than other income funds because they invest in debt securities with a remaining maturity not greater than 397 days. Still, the value of the Fund's investments may fall when interest rates rise.

CREDIT RISK -- money market funds, like the Fund, are subject to less credit risk than other income funds because they invest in short-term debt securities of the highest quality. The Fund could nonetheless lose money if the issuer of a debt security is unable to meet its financial obligations or goes bankrupt.

U.S. GOVERNMENT SECURITIES -- some U.S. Government agency securities may be subject to varying degrees of credit risk, and all U.S. Government securities may be subject to price declines due to changing interest rates. If an obligation, such as an obligation issued by the Federal National Mortgage Association, the Student Loan Marketing Association, the Federal Home Loan Bank and the Federal Home Loan Mortgage Corporation, is supported only by the credit of the agency or instrumentality issuing the obligation, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

RISK OF CONCENTRATION IN BANKING OBLIGATIONS -- the risks of concentrating in investments in the banking industry include credit risk, interest rate risks, and regulatory risk (the impact of state or federal legislation and regulations).

RISK OF FOREIGN INVESTING -- Euro and Yankee dollar investments involve certain risks that are different from investments in domestic obligations of U.S. banks. These risks may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions that might affect payment of principal or interest. In addition, foreign banks are not regulated by U.S. banking authorities and are generally not bound by financial reporting standards comparable to U.S. banks. Further, adverse political, regulatory, market or economic developments in foreign countries can affect entities located in those countries.

REPURCHASE AGREEMENTS -- repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities are sensitive to changes in interest rates and changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, the price of the mortgage-related security may fall.

SECURITIES LENDING -- when lending securities, they may not be available to the Fund on a timely basis and the Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

A more detailed discussion of the Risks is available in the "More Information About Risks" section.

 8      ING Aeltus Money Market Fund

                                                    ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

          [MONEY GRAPHIC]
HOW THE
FUND HAS
PERFORMED
                 The bar chart and table below show the Fund's annual returns and long-term performance, and illustrate the variability of the Fund's returns. The Fund's past performance is not an indication of future performance.

                      YEAR BY YEAR TOTAL RETURNS (%)(1)(2)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class I shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
4.29      5.99     5.41     5.45     5.32     4.98     6.07     3.85     1.27     0.52

(1) These figures are for the year ended December 31 of each year.

(2) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as Sub-Adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 2000: 1.56%
                            4th quarter 2003: 0.11%
   The Fund's Class I shares' year-to-date total return as of June 30, 2004:
                                     0.24%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (FOR THE PERIODS ENDED DECEMBER 31, 2003)

The table below provides an indication of the risk of investing in the Fund by showing how the Fund's average annual total returns for different calendar periods compared to the returns of the iMoneyNet First Tier Retail Index.

                                                                    1 YEAR    5 YEARS   10 YEARS
Class I Return                                                  %    0.52      3.32       4.31
iMoneyNet First Tier Retail Index(1)                            %    0.49      3.10       3.95

(1) The iMoneyNet First Tier Retail Index is an unmanaged index that includes the most broadly based money market funds. This Index is intended to be the comparative index for the Fund.

      To obtain current yield information, please contact 1-800-992-0180.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                            ING Aeltus Money Market Fund       9

WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the fund. The tables that follow show the fees and expenses for each of the Funds.

FEES YOU PAY DIRECTLY

                                                                CLASS I
-----------------------------------------------------------------------
 MAXIMUM SALES CHARGE ON YOUR INVESTMENT (AS A % OF OFFERING
  PRICE)                                                         none
 MAXIMUM DEFERRED SALES CHARGE (AS A % OF PURCHASE OR SALES
  PRICE, WHICHEVER IS LESS)                                      none



OPERATING EXPENSES PAID EACH YEAR BY THE FUNDS(1)
(AS A % OF AVERAGE NET ASSETS)

CLASS I

                                                         DISTRIBUTION                      TOTAL
                                                         AND SERVICE                       FUND          WAIVERS,
                                            MANAGEMENT     (12B-1)          OTHER        OPERATING    REIMBURSEMENTS       NET
FUND                                           FEES          FEES        EXPENSES(2)     EXPENSES    AND RECOUPMENT(3)   EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
 ING Bond                             %        0.50            --           0.38           0.88            (0.13)          0.75
 ING Government                       %        0.50            --           0.31           0.81            (0.11)          0.70
 ING Aeltus Money Market              %        0.40            --           0.33           0.73               --           0.73

--------------------------------------------------------------------------------

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimated expenses are based on each Fund's actual operating expenses for its most recently completed fiscal year as adjusted for contractual charges and fee waivers to which the Adviser has agreed for each Fund.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, the Investment Adviser to each Fund, has entered into a written expense limitation agreement with each Fund (except ING Aeltus Money Market Fund) under which it will limit expenses of the Funds, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursements and Recoupment." The expense limits will continue through March 31, 2005 for ING Government and ING Bond Funds. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.

 10      What You Pay to Invest

                                                          WHAT YOU PAY TO INVEST
--------------------------------------------------------------------------------

[PENNY GRAPHIC]


EXAMPLES

The examples that follow are intended to help you compare the cost of investing in the ING Funds with the cost of investing in other mutual funds. Each example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5%, and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

CLASS I FUND                                                       1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------
 ING Bond(1)                                                   $     77         268         475        1,072
 ING Government(1)                                             $     72         248         439          991
 ING Aeltus Money Market                                       $     75         233         406          906

--------------------------------------------------------------------------------

(1) The examples reflect the contractual expense limits for the one-year period and the first year of the three-, five- and ten-year periods.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                 What You Pay to Invest       11

SHAREHOLDER GUIDE                                         HOW TO PURCHASE SHARES
--------------------------------------------------------------------------------

PURCHASE OF SHARES

The minimum initial investment for Class I shares is $1,000,000. Class I shares are available only to (i) certain defined benefit plans, insurance companies and foundations investing for their own account; (ii) certain wrap programs offered by broker-dealers and financial institutions; (iii) retirement plans affiliated with ING Groep N.V.; (iv) ING Groep N.V. and its affiliates for purposes of corporate cash management; and (v) shareholders holding Class I shares as of February 28, 2002, as long as they maintain a shareholder account.

The minimum additional investment is $100,000, except that Class I shareholders who were eligible to purchase shares with a minimum initial investment of $1,000 will be allowed to make subsequent minimum investments of $1,000.

Make your investment using the methods outlined in the table on the right.

The Funds and ING Funds Distributor, LLC (Distributor) reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) will not be accepted. The Funds reserve the right to waive minimum investment amounts. The Funds reserve the right to liquidate sufficient shares to recover annual transfer agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $10,000.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.


                           Initial                 Additional
     Method              Investment                Investment
 BY CONTACTING      An investment            Visit or consult an
 YOUR INVESTMENT    professional with an     investment professional.
 PROFESSIONAL       authorized firm can
                    help you establish and
                    maintain your account.

 BY MAIL            Visit or consult an      Fill out the Account
                    investment               Additions form included
                    professional. Make       on the bottom of your
                    your check payable to    account statement along
                    the ING Funds and mail   with your check payable
                    it, along with a         to the ING Funds and
                    completed Account        mail them to the address
                    Application. Please      on the account
                    indicate your            statement. Remember to
                    investment               write your account
                    professional on the      number on the check.
                    New Account
                    Application.


 BY WIRE            Call the ING             Wire the funds in the
                    Operations Department    same manner described
                    at (800) 992-0180 and    under Initial
                    select Option 4 to       Investment.
                    obtain an account
                    number and indicate
                    your investment
                    professional on the
                    account.
                    Instruct your bank to
                    wire funds to the Fund
                    in the care of:
                    State Street Bank
                    and Trust Company
                    ABA #101003621
                    Kansas City, MO
                    credit to:
                    -------------
                    (the Fund) A/C
                    #751-8315; for further
                    credit to Shareholder
                    A/C #-----------------
                    (A/C # you received
                    over the telephone)
                    Shareholder Name:
                   ----------------------
                    (Your Name Here)
                    After wiring funds you
                    must complete the
                    Account Application
                    and send it to:
                    ING Funds
                    P.O. Box 219368
                    Kansas City, MO
                    64121-9368

 12      Shareholder Guide

HOW TO REDEEM SHARES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

You may redeem shares by using the methods outlined in the table on the right.

Under unusual circumstances, a Fund may suspend the right of redemption as allowed by Federal securities laws.

MARKET TIMERS

A Fund may restrict or refuse purchase orders whether directly or by exchange by market timers. "Market timing" is defined as effecting frequent trades into or out of a Fund in an effort to anticipate or time market movements. Due to the frequent and disruptive nature of this activity, it can adversely impact the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner, which in turn, may adversely impact the performance of a Fund.

RETIREMENT PLANS

The Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Co. (SSB) acts as the custodian under these plans. For further information, contact the Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

SYSTEMATIC WITHDRAWAL PLAN

You may elect to make periodic withdrawals from your account on a regular basis. Generally,

- Your account must have a current value of at least $250,000.

- Minimum withdrawal amount is $1,000.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative or refer to the Account Application or the SAI.

PAYMENTS

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Each Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined net asset value, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Each Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, a Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, a Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.


        Method                         Procedures
 BY CONTACTING YOUR       You may redeem shares by contacting
 INVESTMENT               your investment professional.
 PROFESSIONAL             Investment professionals may charge
                          for their services in connection with
                          your redemption request, but neither
                          the Fund nor the Distributor imposes
                          any such charge.

 BY MAIL                  Send a written request specifying the
                          Fund name and share class, your
                          account number, the name(s) in which
                          the account is registered, and the
                          dollar value or number of shares you
                          wish to redeem to:
                          ING Funds
                          P.O. Box 219368
                          Kansas City, MO 64121-9368
                          If certificated shares have been
                          issued, the certificate must accompany
                          the written request. Corporate
                          investors and other associations must
                          have an appropriate certification on
                          file authorizing redemptions. A
                          suggested form of such certification
                          is provided on the Account
                          Application. A signature guarantee may
                          be required.

 BY TELEPHONE --          You may redeem shares by telephone on
 EXPEDITED REDEMPTION     all accounts other than retirement
                          accounts, unless you check the box on
                          the Account Application which
                          signifies that you do not wish to use
                          telephone redemptions. To redeem by
                          telephone, call a Shareholder Services
                          Representative at (800) 992-0180.
                          RECEIVING PROCEEDS BY CHECK:
                          You may have redemption proceeds (up
                          to a maximum of $100,000) mailed to an
                          address which has been on record with
                          the ING Funds for at least 30 days.
                          RECEIVING PROCEEDS BY WIRE:
                          You may have redemption proceeds
                          (subject to a minimum of $5,000) wired
                          to your pre-designated bank account.
                          You will not be able to receive
                          redemption proceeds by wire unless you
                          check the box on the Account
                          Application which signifies that you
                          wish to receive redemption proceeds by
                          wire and attach a voided check. Under
                          normal circumstances, proceeds will be
                          transmitted to your bank on the
                          business day following receipt of your
                          instructions, provided redemptions may
                          be made. In the event that share
                          certificates have been issued, you may
                          not request a wire redemption by
                          telephone.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       13

SHAREHOLDER GUIDE                                           TRANSACTION POLICIES
--------------------------------------------------------------------------------

NET ASSET VALUE

The net asset value (NAV) per share for each class of each Fund is determined each business day as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not readily available or are deemed unreliable, the Adviser may determine a fair value for the security in accordance with procedures adopted by the Fund's Board of Directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where an event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is not current market value quotation; and

- Securities that are restricted as to transfer or resale.

The Fund or Adviser may rely on the recommendations of a fair value pricing service approved by the Board of Directors in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board of Directors. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES

When you buy shares, you pay the NAV. When you sell shares, you receive the NAV. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS

Purchase and sale requests are executed at the next NAV determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth above under "How to Purchase Shares" have been completed. If you purchase by wire; however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before 4:00 p.m. Eastern time and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of the Funds will not be issued unless you request them in writing.

TELEPHONE ORDERS

The Funds and their Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. The Funds and their Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If the Funds and their Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

 14      Shareholder Guide

TRANSACTION POLICIES                                           SHAREHOLDER GUIDE
--------------------------------------------------------------------------------

EXCHANGES

You may exchange Class I shares of a Fund for Class I shares of the same of any other ING Fund that offers Class I shares, except for ING Lexington Money Market Trust and ING Corporate Leaders Trust Funds. You should review the Prospectus of the ING Fund you intend to exchange into before exchanging your shares.

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. There is no specific limit on exchange frequency; however, the Funds are intended for long-term investment and not as short-term trading vehicles. The Funds may prohibit excessive exchanges (more than four per year). The Funds also may, on 60 days' prior written notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges. You should review the prospectus of the ING Fund you intend to exchange into before exchanging your shares.

In addition to the Funds available in this Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund. For a list of the other funds offered by the Distributor, please see the inside back cover of this Prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, the Funds reserve the right upon 30 days' prior written notice to redeem, at NAV, the shares of any shareholder whose account (except for IRAs) has a total value that is less than $1,000. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to at least $1,000 before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

The Funds have adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at (800)-992-0180 and select Option 1, obtain a policy over the internet at www.ingfunds.com or see the privacy policy that accompanies this Prospectus.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at
(800) 992-0180 or your investment professional. We will begin sending you individual copies thirty days after receiving your request.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                      Shareholder Guide       15

MANAGEMENT OF THE FUNDS                                 ADVISER AND SUB-ADVISERS
--------------------------------------------------------------------------------

ING INVESTMENTS, LLC (ING INVESTMENTS OR ADVISER), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Funds, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking, and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2004, ING Investments managed over $35 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

                                                      MANAGEMENT
FUND                                                     FEES
ING Bond                                                 0.50
ING Government                                           0.50
ING Aeltus Money Market                                  0.40

SUB-ADVISERS

ING Investments has engaged a Sub-Adviser to provide the day-to-day management of each Fund's portfolio. The Sub-Adviser has, at least in part, been selected on the basis of its successful application of consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the Sub-Adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board of Directors of a Fund. In the event a sub-advisory agreement is terminated, the Sub-Adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. (INGIM), a Connecticut corporation, formerly known as Aeltus Investment Management, Inc., serves as the Sub-Adviser to each Fund. INGIM is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Board of Directors.

Founded in 1972, INGIM is registered with the SEC as an investment adviser. INGIM is an indirect, wholly-owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments. INGIM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972.

As of June 30, 2004, INGIM managed over $61 billion in assets. The principal address of INGIM is 10 State House Square, Hartford, Connecticut 06103-3607.

Prior to March 31, 2002, INGIM served as investment adviser to all the Funds. There was no change in advisory fees paid by the Funds in connection with the change in investment adviser.

ING BOND FUND AND ING GOVERNMENT FUND

ING Bond and ING Government Funds are managed by a team of INGIM fixed income specialists led by James B. Kauffmann. Mr. Kauffmann has been with INGIM since 1996 and has over 18 years of investment experience. Prior to joining INGIM he was a senior fixed income portfolio manager with Alfa Investments Inc., worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

ING AELTUS MONEY MARKET FUND

ING Aeltus Money Market Fund is managed by a team of INGIM fixed-income specialists led by Jennifer J. Thompson. Ms. Thompson joined ING Groep N.V. in 1998 and has over 12 years of investment experience. Prior to joining INGIM, she was a Portfolio Manager at Trusco Capital Management and a Senior Investment Analyst with Fidelity Management & Research Company's money market group. She holds the Chartered Financial Analyst designation.


 16      Management of the Funds

                                              DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DIVIDENDS

The Funds generally distribute most or all of their net earnings in the form of dividends. Dividends are normally expected to consist primarily of ordinary income. Each Fund declares dividends daily and pays them monthly.

Each Fund distributes capital gains, if any, annually.

DIVIDEND REINVESTMENT

Unless you instruct a Fund to pay you dividends in cash, dividends and distributions paid by a Fund will be reinvested in additional shares of the Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class I shares of a Fund invested in another ING Fund which offers the same class of shares.

TAXES

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Recently enacted tax legislation generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales on or after May 6, 2003 and from certain qualifying dividends. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Fund are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

- Distributions of long-term gains from sales by the Fund before May 6, 2003 will be taxed at the maximum rate of 20%.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.



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                                     Dividends, Distributions and Taxes       17

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as your hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by the Funds, see the SAI.

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use these investment techniques or make investments in securities that are not a part of the Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

INABILITY TO SELL SECURITIES (ING BOND FUND AND ING GOVERNMENT FUND). Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small- and mid-sized U.S. companies, high-yield securities, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in emerging markets. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

U.S. GOVERNMENT SECURITIES (ALL FUNDS). Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

CORPORATE DEBT SECURITIES (ALL FUNDS). Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. When interest rates decline, the value of the Funds' debt securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility". According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

MORTGAGE-RELATED SECURITIES (ALL FUNDS). Like other fixed income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations.

DERIVATIVES (ING BOND FUND). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. A risk of using derivatives is that the Adviser or



 18      More Information About Risks
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Sub-adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which a Fund may invest include futures contracts and options and swaps.

FUTURES CONTRACTS AND OPTIONS (ING BOND FUND): The Fund may use future contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Fund also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.

- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (ING BOND FUND): The Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with the Fund's investment objective and policies.

The most significant factor in the performance of swaps is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to the Fund's swap transactions on an ongoing basis.

HIGH YIELD SECURITIES (ING BOND FUND AND ING GOVERNMENT FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

INVESTMENTS IN FOREIGN SECURITIES (ING BOND FUND AND ING AELTUS MONEY MARKET
FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to the Fund. The risks of investing in



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                                           More Information About Risks       19

MORE INFORMATION ABOUT RISKS
--------------------------------------------------------------------------------

foreign securities may be greater for emerging markets investments.

EMERGING MARKETS INVESTMENTS (ING BOND FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable custodial services and settlement practices.

REPURCHASE AGREEMENTS (ING AELTUS MONEY MARKET FUND). Repurchase agreements involve the purchase by the Fund of a security that the seller has agreed to buy back. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

PORTFOLIO TURNOVER (ING BOND FUND AND ING GOVERNMENT FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse effect on the performance of the Fund.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Sub-Adviser and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it likely will not achieve capital appreciation.

BORROWING. Borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the NAV of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

CONVERTIBLE SECURITIES. The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. A Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's NAV will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund pairs-off the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the



 20      More Information About Risks
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security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus apply at the time of investment.

INTERESTS IN LOANS. Participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to the Fund's investment. Many loans are relatively illiquid, and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund might be unable to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount the Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

OTHER INVESTMENT COMPANIES (ALL FUNDS). Each Fund, except as limited in the SAI, may invest up to 10% of its assets in other investment companies. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. Investments in other investment companies may include investments in exchange traded funds, or "ETFs," which are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. Sometimes, the prices of ETFs may vary significantly from the net asset values of the ETF's underlying securities. If a Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash.



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                                           More Information About Risks       21

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class I shares' financial performance for the past five years or, if shorter, the period of the Class's operations. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent registered public accounting firms, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the SAI and is available upon request.

 22      Financial Highlights

FINANCIAL HIGHLIGHTS                                               ING BOND FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the year ended March 31, 2004, and the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the financial statements have been audited by other independent registered public accounting firms.

                                                                       YEAR ENDED       FIVE MONTHS
                                                                       MARCH 31,           ENDED         YEAR ENDED OCTOBER 31,
                                                                    ----------------     MARCH 31,     --------------------------
                                                                     2004      2003     2002(4)(5)      2001      2000      1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $      10.85     10.14       10.76         9.93      9.98     10.38
 Income from investment operations:
 Net investment income                                        $       0.36      0.37        0.16         0.52      0.59      0.57*
 Net realized and change in unrealized gain or loss on
 investments                                                  $       0.33      0.75       (0.36)        0.86     (0.12)    (0.41)
 Total income (loss) from investment operations               $       0.69      1.12       (0.20)        1.38      0.47      0.16
 Less distributions from:
 Net investment income                                        $       0.49      0.35        0.20         0.55      0.52      0.56
 Net realized gains on investments                            $       0.27      0.06        0.22           --        --        --
 Total distributions                                          $       0.76      0.41        0.42         0.55      0.52      0.56
 Net asset value, end of period                               $      10.78     10.85       10.14        10.76      9.93      9.98
 TOTAL RETURN(1):                                             %       6.66     11.16       (1.85)       14.20      4.88      1.56
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $     30,103    38,197      34,899       38,716    31,000    34,268
 Net expenses after expense reimbursement(2)(3)               %       0.75      0.75        0.75         0.75      0.75      0.75
 Gross expenses prior to expense reimbursement(2)             %       0.88      0.87        0.84         0.82      0.84      0.93
 Net investment income after expense
 reimbursement(2)(3)                                          %       3.31      3.51        3.72         5.09      6.00      5.52
 Portfolio turnover rate                                      %        482       627+         51          235       362       174

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses. Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments within three years.
(4) The Fund changed its fiscal year-end to March 31.

(5) Effective March 1, 2002, ING Investments became the Adviser of the Fund and INGIM was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
+ The high portfolio turnover rate shown above reflects active trading undertaken in response to volatile market conditions existing during the reporting period.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                                          ING Bond Fund       23

ING GOVERNMENT FUND                                         FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the year ended March 31, 2004, and the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the financial statements have been audited by other independent registered public accounting firms.

                                                                       YEAR ENDED       FIVE MONTHS
                                                                       MARCH 31,           ENDED         YEAR ENDED OCTOBER 31,
                                                                    ----------------     MARCH 31,     --------------------------
                                                                     2004      2003     2002(4)(5)      2001      2000      1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                         $      10.74     10.14       10.71         9.94      9.86     10.29
 Income from investment operations:
 Net investment income                                        $       0.27      0.31        0.14         0.49      0.57      0.51*
 Net realized and change in unrealized gain or loss on
 investments                                                  $       0.05      0.67       (0.41)        0.74      0.09     (0.45)
 Total income from investment operations                      $       0.32      0.98       (0.27)        1.23      0.66      0.06
 Less distributions from:
 Net investment income                                        $       0.29      0.31        0.16         0.46      0.58      0.49
 Net realized gains on investments                            $       0.13      0.07        0.14           --        --        --
 Total distributions                                          $       0.42      0.38        0.30         0.46      0.58      0.49
 Net asset value, end of period                               $      10.64     10.74       10.14        10.71      9.94      9.86
 TOTAL RETURN(1):                                             %       3.09      9.76       (2.52)       12.67      6.92      0.58
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                            $     17,482    20,700      17,724       19,458    11,021     9,808
 Net expenses after expense reimbursement(2)(3)               %       0.70      0.70        0.70         0.70      0.70      0.70
 Gross expenses prior to expense reimbursement(2)             %       0.81      0.84        0.88         0.95      0.97      1.47
 Net investment income after expense
 reimbursement(2)(3)                                          %       2.47      2.97        3.33         4.80      5.90      5.00
 Portfolio turnover rate                                      %        330       260         167          260       139        31

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses. Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments within three years.

(4) The Fund changed its fiscal year-end to March 31.
(5) Effective March 1, 2002, ING Investments became the Adviser of the Fund and INGIM was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.

 24      ING Government Fund

FINANCIAL HIGHLIGHTS                                ING AELTUS MONEY MARKET FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements, for the year ended March 31, 2004, and the periods ending on or before March 31, 2002, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ended March 31, 2003, the financial statements have been audited by other independent registered public accounting firms.

                                                                   YEAR ENDED        FIVE MONTHS
                                                                   MARCH 31,            ENDED          YEAR ENDED OCTOBER 31,
                                                               ------------------     MARCH 31,     -----------------------------
                                                                2004       2003      2002(4)(5)      2001       2000       1999
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                    $        1.00       1.00         1.00         1.00       1.00       1.00
 Income from investment operations:
 Net investment income                                   $        0.00**     0.01         0.01         0.05       0.06       0.05*
 Total income from investment operations                 $        0.00**     0.01         0.01         0.05       0.06       0.05
 Less distributions from:
 Net investment income                                   $        0.00**     0.01         0.01         0.05       0.06       0.05
 Total distributions                                     $        0.00**     0.01         0.01         0.05       0.06       0.05
 Net asset value, end of period                          $        1.00       1.00         1.00         1.00       1.00       1.00
 TOTAL RETURN(1):                                        %        0.47+      1.08         0.70         4.58       5.97       4.88
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                       $      90,938    145,142      208,063      239,531    245,774    284,594
 Net expenses after expense reimbursement(2)(3)          %        0.73       0.69         0.70         0.64       0.59       0.50
 Gross expenses prior to expense reimbursement(2)        %        0.73       0.69         0.70         0.64       0.65       0.64
 Net investment income after expense
 reimbursement(2)(3)                                     %        0.47       1.12         1.67         4.51       5.80       4.79

--------------------------------------------------------------------------------

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.
(2) Annualized for periods less than one year.
(3) The Adviser has agreed to limit expenses; excluding interest, taxes, brokerage and extraordinary expenses. Effective March 1, 2002, expenses waived or reimbursed to the Fund are subject to possible recoupment by ING Investments within three years.

(4) The Fund changed its fiscal year-end to March 31.
(5) Effective March 1, 2002, ING Investments became the Adviser of the Fund and INGIM was appointed as Sub-Adviser.
* Per share data calculated using weighted average number of shares outstanding throughout the period.
** Amount is less than $0.01 per share.
+ Total return without the effect of affiliated payments would have been (0.53%) for Class I.

      [TELEPHONE GRAPHIC] If you have any questions, please call 1-800-992-0180.

                                           ING Aeltus Money Market Fund       25

In addition to the Funds offered in this Prospectus, ING Funds Distributor, LLC also offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Prospectus by calling (800) 992-0180.

DOMESTIC EQUITY AND INCOME FUNDS
ING Balanced Fund
ING Equity Income Fund
ING Real Estate Fund

DOMESTIC EQUITY GROWTH FUNDS
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Disciplined LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

DOMESTIC EQUITY INDEX FUNDS
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
ING Value Opportunity Fund
ING MagnaCap Fund
ING LargeCap Value Fund
ING MidCap Value Fund
ING SmallCap Value Fund

FIXED INCOME FUNDS
ING GNMA Income Fund
ING Intermediate Bond Fund

INTERNATIONAL GLOBAL EQUITY FUND
ING Global Science and Technology Fund

INTERNATIONAL EQUITY FUNDS
ING International Growth Fund
ING Foreign Fund
ING International Fund
ING International Value Fund

LOAN PARTICIPATION FUND
ING Senior Income Fund

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Growth Fund
ING Strategic Allocation Balanced Fund
ING Strategic Allocation Income Fund

WHERE TO GO FOR MORE INFORMATION

YOU'LL FIND MORE INFORMATION ABOUT THE ING FUNDS IN OUR:

ANNUAL/SEMI-ANNUAL REPORTS

Includes a discussion of recent market conditions and investment strategies that significantly affected performance, the financial statements and the independent registered public accounting firms' reports (in annual reports only).

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the ING Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the SEC.

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI or other Fund information, or to make shareholder inquiries:

THE ING FUNDS
7337 East Doubletree Ranch Road
Scottsdale, AZ 85258-2034

1-800-992-0180

Or visit our website at WWW.INGFUNDS.COM

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Public Reference Section
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov.

When contacting the SEC, you will want to refer to the Fund's SEC file number. The file number is as follows:

ING Series Fund, Inc.                811-6352
  ING Bond Fund
  ING Government Fund
  ING Aeltus Money Market Fund

  [ING FUNDS LOGO]               PRPRO-AFFII     (0804-080104)

                                                                      PROSPECTUS

                                                  AUGUST 1, 2004 as supplemented
                                                                   July 21, 2005

                             BROKERAGE CASH RESERVES

                              ING SERIES FUND, INC.
                          ING Aeltus Money Market Fund
                           ING Brokerage Cash Reserves

                         Supplement Dated April 29, 2005
    to the Class A, Class B, and Class C Prospectus, the Class I Prospectus,
                  and to the Brokerage Cash Reserves Prospectus
                            Each Dated August 1, 2004

ING Aeltus Money Market Fund

Effective April 29, 2005, with respect to the Class A, Class B, and Class C Prospectus and the Class I Prospectus for the ING Aeltus Money Market Fund:

1. The second sentence of the first paragraph of the section entitled "Investment Strategy" on page 8 of the Class A, Class B, and Class C Prospectus and the Class I Prospectus is deleted in its entirety and replaced with the following:

            These securities include, but are not limited to, U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, repurchase agreements, commercial paper, asset-backed securities, mortgage-related securities and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the Sub-Adviser to be of comparable quality.

2. The fourth sentence of the first paragraph of the section entitled "Investment Strategy" on page 8 of the Class A, Class B, and Class C Prospectus and the Class I Prospectus is deleted in its entirety.

ING Brokerage Cash Reserves

Effective April 29, 2005, with respect to the Brokerage Cash Reserves
Prospectus:

1. The second, third, fourth, and fifth sentences of the first paragraph of the section entitled "Investment Strategy" on page 1 of the Brokerage Cash Reserves Prospectus are deleted in their entirety and replaced with the following:

            These securities include U.S. government securities (such as U.S. Treasury bills and securities issued or sponsored by U.S. government agencies), corporate debt securities, repurchase agreements, commercial paper, asset-backed securities, mortgage-related securities, and certain obligations of U.S. and foreign banks, each of which must be highly rated by independent rating agencies or, if unrated, considered by the sub-adviser to be of comparable quality.

2. The following paragraph is added after the first paragraph under the "Investment Strategy" section on page 1 of the Brokerage Cash Reserves
      Prospectus:

            "The Fund may lend its portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets."

3. The second paragraph of the section entitled "Investment Strategy" on page 1 of the Brokerage Cash Reserves Prospectus is deleted in its entirety and replaced with the following:

            "The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising."

4. The following paragraph is added after the last paragraph of the section entitled "Risks" on page 2 of the Brokerage Cash Reserves Prospectus:

            "There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund."

              PLEASE RETAIN THIS SUPPLEMENT FOR FURTURE REFERENCE

                              ING SERIES FUND, INC.
                          ING Aeltus Money Market Fund
                        ING Brokerage Cash Reserves Fund

                       Supplement dated November 15, 2004
               to the Class A, Class B, and Class C Prospectus and
              Class I Prospectus for ING Aeltus Money Market Fund
                        dated August 1, 2004 and to the
             Brokerage Cash Reserves Prospectus dated August 1, 2004

With respect to the Class A, Class B, and Class C Prospectus and the Class I Prospectus for ING Aeltus Money Market Fund:

   Effective immediately, the "ING Aeltus Money Market Fund" paragraph under the section entitled "ING Investment Management Co." on page 20 of the Class A, Class B and Class C Prospectus and page 16 of the Class I Prospectus is deleted in its entirety and replaced with the following:

        ING AELTUS MONEY MARKET FUND

        The Fund has been managed by a team of investment professionals led by David S. Yealy since November, 2004. Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

With respect to the Brokerage Cash Reserves Prospectus:

   Effective immediately, the last paragraph under the section entitled "Management of the Fund - Sub-Adviser" beginning at the end of page 5 of the Brokerage Cash Reserves Prospectus is deleted in its entirety and replaced with the following:

        The Fund has been managed by a team of investment professionals led by David S. Yealy since November, 2004. Mr. Yealy joined ING IM in November 2004 and has over 18 years of investment experience. Prior to joining ING IM, he was a Managing Director with Trusco Capital Management ("Trusco") where he was responsible for over $9 billion of assets under management. Mr. Yealy joined Trusco in 1991 and during his 13-year tenure he was instrumental in the development and marketing of that firm's cash management business.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                        SUPPLEMENT DATED OCTOBER 29, 2004
                         TO THE CURRENT PROSPECTUSES OF
 ING GET FUND, ING SERIES FUND, INC., ING STRATEGIC ALLOCATION PORTFOLIOS, INC.,
  ING VARIABLE FUNDS, ING VARIABLE PORTFOLIOS, INC., ING VP BALANCED PORTFOLIO,
   INC., ING VP INTERMEDIATE BOND PORTFOLIO AND ING VP MONEY MARKET PORTFOLIO,
                               (THE "REGISTRANTS")

The following is added to the current Prospectus(es) of each of the above listed Registrants;

INFORMATION REGARDING TRADING OF ING'S U.S. MUTUAL FUNDS

ING Investments, LLC ("Investments"), the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Board") of the ING Funds that, like many U.S. financial services companies, Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. Investments has advised the Board that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, Investments reported that management of U.S. affiliates of ING Groep N.V., including Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

Investments has advised the Board that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

More specifically, Investments reported to the Board that, at this time, these instances include the following:

      - ING has identified three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered formal and informal arrangements that permitted frequent trading. ING Funds Distributor, LLC ("IFD") has received a notice from the staff of the NASD informing IFD that it has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and certain provisions of the federal securities laws in connection with these arrangements. As permitted under NASD procedures, IFD may respond to the NASD staff before the staff makes a final recommendation.

      - Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

      - ReliaStar Life Insurance Company ("ReliaStar") entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

      - In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the "SEC") on September 9, 2004. These Forms 8-K can be accessed through the SEC's Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

      - ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

      - ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

      - The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

      - ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

      - ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                       STATEMENT OF ADDITIONAL INFORMATION

                         AUGUST 1, 2004 as supplemented
                                 July 21, 2005

                              ING SERIES FUND, INC.

  CLASS A, CLASS B, CLASS C AND CLASS I SHARES OF ING BOND FUND, ING GOVERNMENT
                      FUND AND ING AELTUS MONEY MARKET FUND

This Statement of Additional Information (the "SAI") is not a prospectus, but is incorporated by reference, in, and should be read in conjunction with, the current Class A, Class B and Class C Prospectus, and the Class I Prospectus, each dated August 1, 2004, for ING Series Fund, Inc. (the "Company"), which have been filed with the U.S. Securities and Exchange Commission (the "SEC"). Capitalized terms not defined in this SAI are used as defined in the Prospectuses.

The Company is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions. The Company currently has authorized the following series:

             ING International Growth Fund ("International Growth")
                           ING Growth Fund ("Growth")
                    ING Small Company Fund ("Small Company")
                       ING Technology Fund ("Technology")
              ING Index Plus LargeCap Fund ("Index Plus LargeCap")
                ING Index Plus MidCap Fund ("Index Plus MidCap")
              ING Index Plus SmallCap Fund ("Index Plus SmallCap")
                ING Value Opportunity Fund ("Value Opportunity")
                         ING Balanced Fund ("Balanced")
                    ING Equity Income Fund ("Equity Income")
                             ING Bond Fund ("Bond")
                       ING Government Fund ("Government")
                  ING Aeltus Money Market Fund ("Money Market")
      ING Strategic Allocation Growth Fund ("Strategic Allocation Growth")
    ING Strategic Allocation Balanced Fund ("Strategic Allocation Balanced")
      ING Strategic Allocation Income Fund ("Strategic Allocation Income")

This SAI discusses only Bond, Government and Money Market (each a "Fund" and collectively, the "Funds").

The Funds' Financial Statements and the independent auditors' reports thereon, included in the Funds' Annual Reports, are incorporated by reference in this SAI. A free copy of the Annual Reports and each Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, AZ 85258-2034, or by calling: 1-800-992-0180.

                              ING SERIES FUND, INC.
                                    Bond Fund

                        Supplement dated August 16, 2004
                to the Fixed Income Funds' Classes A, B, C and I
                    Statement of Additional Information (SAI)
                            Dated September 30, 2003


With respect to the Class A, B, C and I SAI for the Fixed Income Funds:

      On August 3, 2004 the shareholders of ING Bond Fund approved the reorganization with and merger into ING Intermediate Bond Fund. The reorganization was completed on August 16, 2004. Accordingly, ING Bond Fund is no longer offering its shares. All references to ING Bond Fund in the SAI are hereby deleted.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                TABLE OF CONTENTS

HISTORY OF ING SERIES FUND, INC..................................................................................     3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES..................................................................     4
PORTFOLIO TURNOVER...............................................................................................    45
MANAGEMENT OF THE FUNDS..........................................................................................    46
COMPENSATION OF DIRECTORS........................................................................................    52
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS.......................................................................    53
INVESTMENT ADVISORY AGREEMENT....................................................................................    55
EXPENSE LIMITATION AGREEMENT.....................................................................................    58
SUB-ADVISORY AGREEMENT...........................................................................................    59
PROXY VOTING PROCEDURES..........................................................................................    60
ADMINISTRATIVE SERVICES AGREEMENT................................................................................    61
PRINCIPAL UNDERWRITER............................................................................................    62
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS..............................................................    63
PURCHASE AND REDEMPTION OF SHARES................................................................................    67
BROKERAGE ALLOCATION AND TRADING POLICIES........................................................................    70
CODE OF ETHICS...................................................................................................    73
SHAREHOLDER ACCOUNTS AND SERVICES................................................................................    73
NET ASSET VALUE..................................................................................................    74
CALCULATION OF PERFORMANCE DATA..................................................................................    82
PERFORMANCE COMPARISONS..........................................................................................    86
CUSTODIAN........................................................................................................    88
TRANSFER AGENT...................................................................................................    88
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................................    88
FINANCIAL STATEMENTS.............................................................................................    88
APPENDIX A.......................................................................................................    89

                        HISTORY OF ING SERIES FUND, INC.

ING Series Fund, Inc. ("the Company") is a Maryland Corporation registered as an open-end management investment company. The Company was organized in June 1991 and currently consists of the following separately managed, diversified series:

                                    FUND NAME

                                   ING International Growth Fund
                                   ING Growth Fund
                                   ING Small Company Fund
                                   ING Technology Fund
                                   ING Index Plus LargeCap Fund
                                   ING Index Plus MidCap Fund
                                   ING Index Plus SmallCap Fund
                                   ING Value Opportunity Fund
                                   ING Balanced Fund
                                   ING Equity Income Fund
                                   ING Bond Fund
                                   ING Government Fund
                                   ING Aeltus Money Market Fund
                                   ING Strategic Allocation Growth Fund
                                   ING Strategic Allocation Balanced Fund
                                   ING Strategic Allocation Income Fund

         Incorporation The Company was incorporated under the laws of Maryland on June 17, 1991.

         Series and Classes The Company currently offers multiple series. Only ING Bond, ING Government and ING Money Market Funds are offered through this SAI and the corresponding Prospectuses. The Board of Directors (the "Board") has the authority to subdivide each series into classes of shares having different attributes so long as each share of each class represents a proportionate interest in the series equal to each other share in that series. Shares of each Fund currently are classified into multiple classes, not all of which are offered through this SAI. Each class of shares has the same rights, privileges and preferences, except with respect to: (a) the effect of sales charges, if any, for each class; (b) the distribution fees borne by each class; (c) the expenses allocable exclusively to each class; (d) voting rights on matters exclusively affecting a single class; and (e) the exchange privilege of each class.

         Capital Stock Fund shares are fully paid and nonassessable when issued. Fund shares have no preemptive or conversion rights, except that each Fund's Class B shares automatically convert to Class A shares after 8 years. Each share of a Fund has the same rights to share in dividends declared by a Fund for that share class. Upon liquidation of any Fund, shareholders in that Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

         Voting Rights Shareholders of each class are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders have voting rights on all matters except matters affecting only the interests of one Fund or one class of shares. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

         Shareholder Meetings The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (the "1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

         1940 Act Classification The Company is an open-end management investment company, as that term is defined under the 1940 Act. Each Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

         As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

         The Funds have adopted the following investment restrictions as fundamental policies that cannot be changed without the approval by the holders of a majority (as defined in the 1940 Act) of the Funds' outstanding shares, which means the lesser of (1) 67% or more of the shares of a Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

         The investment objective of each Fund is a fundamental policy. In addition, under these investment restrictions, each Fund will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's total assets. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although a Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to any Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Additionally for Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) a Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may (other than Money Market) enter into transactions in financial and index futures contracts and related options; and may enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) may enter into certain futures contracts and options related thereto; (ii) a Fund may enter into commitments to purchase securities in accordance with that Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; and

(8) act as an underwriter of securities, except to the extent that, in connection with the disposition of portfolio securities by a Fund, that Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

         The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this Statement and in the Prospectuses;

(2) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments, LLC ("ING Investments"), the Funds' investment adviser, or ING Investment Management Co. ("INGIM"), formerly known as Aeltus Investment Management, Inc., Sub-Adviser to the Funds, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; and

(6) invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by Standard & Poor's Corporation ("S&P") or Baa3 by Moody's Investors Service, Inc. ("Moody's"), or, if unrated, considered by INGIM to be of comparable quality).

         Where a Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number
(2), industry classifications for the Funds, other than Money Market, are determined in accordance with the classifications established by S&P, a division of the McGraw-Hill Companies. INGIM believes that the industry characteristics it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed from time to time to reflect changes in the market place.

         Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if INGIM determines the security to be of comparable quality.

         The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if ING Investments or INGIM determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

         Bond has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

         Government has adopted a non-fundamental policy as required by Rule 35d-1 under the 1940 Act to invest under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in U.S. Government securities. The Fund has also adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this policy.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

The chart below sets out certain investment techniques that each Fund may employ. Descriptions of these techniques and associated risk factors follow the chart.

 ASSET CLASSES/ INVESTMENT
       TECHNIQUES                  ING AELTUS MONEY MARKET FUND        ING BOND FUND        ING GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------
EQUITIES
 Common Stock                                                                X
 Convertible Securities                                                      X
 Preferred Stock                                                             X
Synthetic Convertible                                                        X
Securities
FOREIGN INVESTMENTS
ADRs / EDRs/ GDRs                                                            X                      X
Eurodollar Convertible                                                       X                      X
Securities
Eurodollar/Yankee                                X                           X                      X
Dollar Instruments
Foreign Currency                                                             X                      X
Exchange Transactions
Foreign Mortgage Related                         X                           X                      X
Securities
Foreign and Emerging                             X                           X                      X
Market Securities(1)
Foreign Bank Obligations                         X                           X                      X
International Debt                               X                           X                      X
Securities
Sovereign Debt Securities                        X                           X                      X
FIXED INCOME SECURITIES
ARMS                                             X                           X                      X
Corporate Debt Securities(2)                     X                           X                      X
Floating or Variable Rate                        X                           X                      X
Instruments(3)
GICs                                             X                           X                      X
GNMA Certificates                                X                           X                      X
High Yield Securities(4)                                                     X                      X
Interest/Principal Only Stripped                                             X                      X
Mortgage Backed
Securities
Mortgage Related Securities                      X                           X                      X
(including CMOs and
REMICs)
Municipal Securities                             X                           X                      X

-------------------
(1) A Fund will not invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated.

(2) While corporate debt securities generally have maturities of ten years or more, the Funds may purchase corporate debt securities which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by the S&P or "Aa" or higher by Moody's.

(3) Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (a) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (b) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be received through demand.

(4) A Fund will not invest more than 15% of the total value of its assets in high-yield bonds (securities rated below BBB- by S&P or Baa3 by Moody's or, if unrated, considered by INGIM to be of comparable quality).

 ASSET CLASSES/ INVESTMENT
       TECHNIQUES                  ING AELTUS MONEY MARKET FUND        ING BOND FUND        ING GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------
Savings Association                              X                           X                      X
Obligations
Short-Term Investments                           X                           X                      X
Subordinated Mortgage                                                        X                      X
Securities
Municipal Lease                                  X                           X                      X
Obligations
Tax Exempt Ind. Dev.
Bonds & Pollution Control Bonds                  X                           X                      X
United States Government
Securities                                       X                           X                      X
OTHER INVESTMENTS
Asset Backed Securities                          X                           X                      X
(non-Mortgage)
Banking Industry                                 X                           X                      X
Obligations
Credit Linked Notes                              X                           X                      X
Trust Preferred Securities                                                   X                      X
DERIVATIVES(5)
Dealer Options                                                               X                      X
Financial Futures Contracts
and Related Options                              X                           X
Foreign Currency Options                                                     X                      X
Forward Currency                                                             X                      X
Contracts
Forward Foreign Currency
Contracts                                        X                           X
Index-, Currency- and
Equity-Linked Securities                                                     X                      X
Options on Futures (6)                                                       X                      X
Over the Counter Options (7)                                                 X                      X
Put and Call Options (7)                                                     X                      X
Warrants                                                                     X                      X
IPOs                                                                         X
Stock Index Options                                                          X                      X

---------------------
(5) For purposes other than hedging, a Fund (other than Money Market) will invest no more than 5% of its assets in derivatives that at the time of purchase are considered by management to involve high risk to the Fund, such as inverse floaters and interest-only and principal-only debt instruments. Each Fund may invest up to 30% of its assets in lower risk derivatives for hedging purposes or to gain additional exposure to certain markets for investments purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than described above, STRIPS (Separate Trading of Registered Interest and Principal Securities) and forward exchange contracts are not subject to this 30% limitation.

(6) A Fund may purchase and sell futures contracts and related options under the following conditions: (a) the then current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's total assets at market value at the time of entering into a contract and (b) no more than 5% of the assets at market value, at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts.

(7) Each Fund, except Money Market, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund will not write a put if it will require more than 50% of the Fund's net assets to be designated to cover all put obligations. No Fund may buy options if more than 3% of its assets immediately following such purchase would consist of put options. The Funds may purchase call and sell put options on equity securities only to close out positions previously opened. No Fund will write a call option on a security unless the call is "covered' (i.e. it already owns the underlying security). A Fund may purchase put options when ING Investments or Aeltus or believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security.

 ASSET CLASSES/ INVESTMENT
       TECHNIQUES                  ING AELTUS MONEY MARKET FUND        ING BOND FUND        ING GOVERNMENT FUND
---------------------------------------------------------------------------------------------------------------
Straddles                                                                    X                      X
Other Investment
Companies
(including ETFs)                                 X                           X                      X
Private Funds                                                                X                      X
Securities of Companies with
Limited Operating                                                            X                      X
Histories
Real Estate Securities                                                       X                      X
Restricted and Illiquid
Securities(8)                                    X                           X                      X
TBA Sale Commitments                                                         X                      X
Zero Coupon and                                  X                           X                      X
Pay-In-Kind (9)
Government Trust                                                                                    X
Certificates (10)
Supranational Agencies (11)                      X                           X                      X
INVESTMENT TECHNIQUES
Borrowing (12)                                   X                           X                      X
Lending of Portfolio (13)                        X                           X                      X
Securities
Repurchase Agreements (14)                       X                           X                      X
Reverse Repurchase
Agreements and
Dollar Rolls                                     X                           X                      X
Securities, Interest
Rate and Currency Swaps                                                      X                      X
Short Sales(15)                                                              X                      X
Temporary Defensive                                                          X                      X
Positions
When issued or Delayed
Delivery Securities                              X                           X                      X

--------------------
(8) A Fund will not invest more than 15% (10% for Money Market) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investments or INGIM will determine whether a particular security is deemed to be liquid based in the trading markets for the specific security and other factors.

(9)      The Funds (except Money Market) may invest in pay-in-kind securities.

(10) Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (a) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Relates Borrowers Programs Appropriations Act of 1998) and (b) a security interest in obligations of the Unites States Treasury backed by the full faith and credit of the Unites States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

(11) Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government.

(12) Each Fund may borrow up to 5% of the value of its assets from a bank for temporary or emergency purposes. The Funds (other than Money Market) may borrow for leveraging purposes only if after the borrowing, the value of the Funds' net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings.

(13) Each Fund may lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets.

(14) Repurchase Agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

(15) A Fund will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in this SAI and in the Prospectuses.

EQUITY INVESTMENTS; CONVERTIBLES

COMMON AND PREFERRED STOCKS

         Common stocks represent an equity (ownership) interest in a company. This ownership interest generally gives the Fund the right to vote on issues affecting the company's organization and operations. Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Common Stock and preferred stock are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk.

CONVERTIBLE SECURITIES

         A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

         The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Funds because the Funds purchase such securities for their equity characteristics.

SYNTHETIC CONVERTIBLE SECURITIES

         "Synthetic" convertible securities, are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Fund may only invest in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P and will not invest more than 15% of their net assets in such synthetic securities and other illiquid securities.

FOREIGN INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS

         Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts ("ADRs"), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts ("EDRs"), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts ("GDRs"), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.

EURODOLLAR CONVERTIBLE SECURITIES

         Eurodollar convertible securities are convertible into foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into publicly traded common stock of U.S. companies. Each Fund may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into foreign equity securities, which are not listed, or represented by ADRs listed, on such exchanges. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

         Each Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

         A Fund that invests in foreign securities may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, and therefore may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Fund may either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward foreign currency contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another -- for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean Won -- at a future date. Forward foreign currency contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of a Fund's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

         Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management's need to protect the status of each Fund as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

FOREIGN MORTGAGE RELATED SECURITIES

         Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, pre-payment experience, and maturities of loans.

FOREIGN AND EMERGING MARKET SECURITIES

         Foreign financial markets, while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. The foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delivery of securities may not occur at the same time as payment in some foreign markets. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of the portfolio security or, if the Funds have entered into a contract to sell the security, could result in possible liability to the purchaser.

         As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. There is generally less government supervision and regulation of exchanges, financial institutions and issuers in foreign countries than there is in the United States. A foreign government may impose exchange control regulations that may have an impact on currency exchange rates, and there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in those countries.

         Changes in foreign currency exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

         Although the Funds will use reasonable efforts to obtain the best available price and the most favorable execution with respect to all transactions and the Investment Adviser or Sub-Adviser will consider the full range and quality of services offered by the executing broker or dealer when making these determinations, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Certain foreign governments levy withholding taxes against dividend and interest income, or may impose other taxes. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received by the Funds on these investments. The risks of investing in foreign securities may be intensified for investments in issuers domiciled or doing substantial business in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more-developed nations of the world, reflecting the greater uncertainties of investing in less-established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of sudden adverse government action and even nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Transaction settlement and dividend collection procedures may be less reliable in emerging markets than in developed markets. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

SOVEREIGN DEBT SECURITIES

         Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

INTERNATIONAL DEBT SECURITIES

         International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

         In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the relative yields of foreign and domestic high yield securities, the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. A Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

         Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of a Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

         Restrictions on Foreign Investments. Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as a Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

         The manner, in which foreign investors may invest in companies in certain developing countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund that invests in such countries. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on timely basis, resulting in a delay during which a Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where a Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

         Substantial limitations may exist in certain countries with respect to a Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. No more than 15% of a Fund's net assets may be comprised, in the aggregate, of assets that are (i) subject to material legal restrictions on repatriation or (ii) invested in illiquid securities. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

         Brady Bonds. Brady bonds represent a type of sovereign debt. These obligations were created under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady, in which foreign entities issued these obligations in exchange for their existing commercial bank loans. Brady Bonds have been issued by Argentina, Brazil, Costa Rica, the Dominican Republic, Mexico, the Philippines, Uruguay and Venezuela, and may be issued by other emerging countries.

FIXED INCOME SECURITIES

DEBT SECURITIES

         Each Fund may invest in debt securities. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default, which will be greater with higher-yielding, lower-grade securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

         Adjustable rate mortgage securities ("ARMS") are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

         There are two main categories of indices which serve as benchmarks for periodic adjustments to coupon rates on ARMS: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate ("LIBOR"), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile.

CORPORATE DEBT SECURITIES

         Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument. Investments in corporate debt securities that are rated below investment grade are described in "High Yield Securities" below.

FLOATING OR VARIABLE RATE INSTRUMENTS

         Each Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by a Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days, which cannot be disposed of promptly within seven business days in the usual course of business, without taking a reduced price, will be treated as illiquid securities.

GUARANTEED INVESTMENT CONTRACTS

         Under Guaranteed Investment Contracts ("GICs") issued by insurance companies, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because a Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 15% (10% in the case of Money Market) of a Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

GNMA CERTIFICATES

         GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. GNMA is a U.S. Government corporation within the Department of Housing and Urban Development. Such loans are initially made by lenders such as mortgage bankers, commercial banks and savings and loan associations and are either insured by the Federal Housing Administration ("FHA") or Farmers' Home Administration ("FMHA") or guaranteed by the Veterans Administration ("VA"). A GNMA Certificate represents an interest in a specific pool of such mortgages which, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each certificate is guaranteed by the full faith and credit of the United States Government.

         GNMA Certificates differ from bonds in that principal is scheduled to be paid back by the borrower over the length of the loan rather than returned in a lump sum at maturity. "Modified pass through" type GNMA Certificates, entitle the holder to receive all interest and principal payments owed on the mortgages in the pool (net of issuers' and GNMA fees), whether or not the mortgagor has made such payment.

         GNMA Certificates are created by an "issuer," which is an FHA approved mortgage banker who also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, FMHA, or VA insured or guaranteed mortgages with the same interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the

GNMA Certificates backed by the mortgages included in the pool. The GNMA Certificates, endorsed by GNMA, are then sold by the issuer through securities dealers.

         GNMA is authorized under the Federal National Housing Act to guarantee timely payment of principal and interest on GNMA Certificates. This guarantee is backed by the full faith and credit of the United States. GNMA may borrow U.S. Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying GNMA Certificates are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the GNMA Certificate is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular GNMA certificate, but FHA statistics indicate that 25 to 30 year single family dwelling mortgages have an average life of approximately 12 years. The majority of GNMA certificates are backed by mortgages of this type, and accordingly the generally accepted practice has developed to treat GNMA certificates as 30-year securities which prepay fully in the 12th year.

         GNMA certificates bear a nominal "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less 0.5%, which constitutes the GNMA and issuer's fees. For providing its guarantees, GNMA receives an annual fee of 0.06% of the outstanding principal on certificates backed by single family dwelling mortgages, and the issuer receives an annual fee of 0.44% for assembling the pool and for passing through monthly payments of interest and principal.

         Payments to holders of GNMA certificates consist of the monthly distributions of interest and principal less the GNMA and issuer's fees. The actual yield to be earned by a holder of a GNMA certificate is calculated by dividing such payments by the purchase price paid for the GNMA certificate (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on GNMA certificates. Because of the variation in the life of the pools of mortgages which back various GNMA certificates, and because it is impossible to anticipate the rate of interest at which future principal payments may be reinvested, the actual yield earned from a portfolio of GNMA certificates, such as that in which the Fund is invested, will differ significantly from the yield estimated by using an assumption of a 12 year life for each GNMA certificate included in such a portfolio as described.

         The actual rate of prepayment for any GNMA certificate does not lend itself to advance determination, although regional and other characteristics of a given mortgage pool may provide some guidance for investment analysis. Also, secondary-market trading of outstanding GNMA certificates tends to be concentrated in issues bearing the current coupon rate.

         Construction loan securities are issued to finance building costs. The funds are disbursed as needed or in accordance with a prearranged plan. The securities provide for the timely payment to the registered holder of interest at the specified rate plus scheduled installments of principal. Upon completion of the construction phase, the construction loan securities are terminated, and project loan securities are issued. It is each Fund's policy to record these GNMA certificates on trade date, and to segregate assets to cover its commitments on trade date as well.

         GNMA CERTIFICATES -- WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS - GNMA Certificates may at times be purchased or sold on a delayed-delivery basis or on a when-issued basis. These transactions arise when GNMA Certificates are purchased or sold by a Fund with payment and delivery taking place in the future, in order to secure what is considered to be an advantageous price and yield to the Fund. No payment is made until delivery is due, often a month or more after the purchase. The settlement date on such transactions will take place no more than 120 days from the trade date. When a Fund engages in when-issued and delayed-delivery transactions, the Fund relies on the buyer or seller, as the case may be, to consummate the sale. Failure of the buyer or seller to do so may result in the Fund missing the opportunity of obtaining a price considered to be advantageous. While when-issued GNMA Certificates may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a GNMA Certificate on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value. ING and INGIM each does not believe that a Fund's net asset value or income will be adversely affected by the purchase of GNMA Certificates on a when-issued basis. A Fund may invest in when-issued securities without other conditions. Such securities either will mature or be sold on or about the settlement date. A Fund may earn interest on such account or securities for the benefit of shareholders.

HIGH YIELD SECURITIES

         High-yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's, S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by INGIM.

These securities include:

         (a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

         (b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

         (c)      any securities convertible into any of the foregoing.

         Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Fund's net asset values. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's objectives, ING Investments or INGIM seek to identify situations in which ING Investments or INGIM believe that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high-yield bonds include:

         Sensitivity to Interest Rate and Economic Changes High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

         Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Fund's net asset values. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

         Payment Expectations High-yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

         Liquidity and Valuation Risks Some issues of high-yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

         Limitations of Credit Ratings   The credit ratings assigned to high-
yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, INGIM primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's investment objective may be more dependent on INGIM's own credit analysis than might be the case for a fund which does not invest in these securities.

MORTGAGE RELATED SECURITIES

         The Funds may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "United States Government Securities."

         Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

         CMOs and REMICs are securities which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranches can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

         CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government, such as GNMA, or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter their cash flows.

         Risks of Mortgage Related       Investments Investments in mortgage-
related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

MUNICIPAL SECURITIES

         Municipal securities are debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

         In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities, including airports, bridges, housing, hospitals, mass transportation, schools, streets, water and sewer works. Municipal securities may be issued to refinance outstanding obligations and to raise funds for general operating expenses and lending to other public institutions and facilities.

         The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects, including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assistance (although without obligation) to make up deficiencies in the debt service reserve fund. Insured municipal debt involves scheduled payments of interest and principal guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Fund.

         Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

         Moral Obligation Securities - Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Industrial Development and Pollution Control Bonds - These are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

         Municipal Lease Obligations - These are lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. A Fund may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

         The Funds will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser or Sub-Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser or Sub-Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

         Short-Term Municipal Obligations - These securities include the following:

         Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

         Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Revenue Sharing Program. They also are usually general obligations of the issuer.

         Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

         Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through the Federal National Mortgage Association or the Government National Mortgage Association.

         Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

SAVINGS ASSOCIATION OBLIGATIONS

         The certificates of deposit (interest-bearing time deposits) in which a Fund may invest are issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

SHORT-TERM INVESTMENTS

         Bank Certificates of Deposit, Bankers' Acceptances and Time Deposits. The Funds may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SUBORDINATED MORTGAGE SECURITIES

         Subordinated mortgage securities have certain characteristics and certain associated risks. In general, the subordinated mortgage securities in which the Funds may invest consist of a series of certificates issued in multiple classes with a stated maturity or final distribution date. One or more classes of each series may be entitled to receive distributions allocable only to principal, principal prepayments, interest or any combination thereof prior to one or more other classes, or only after the occurrence of certain events, and may be subordinated in the right to receive such distributions on such certificates to one or more senior classes of certificates. The rights associated with each class of certificates are set forth in the applicable pooling and servicing agreement, form of certificate and offering documents for the certificates.

         The subordination terms are usually designed to decrease the likelihood that the holders of senior certificates will experience losses or delays in the receipt of their distributions and to increase the likelihood that the senior certificate holders will receive aggregate distributions of principal and interest in the amounts anticipated. Generally, pursuant to such subordination terms, distributions arising out of scheduled principal, principal prepayments, interest or any combination thereof that otherwise would be payable to one or more other classes of certificates of such series (i.e., the subordinated certificates) are paid instead to holders of the senior certificates. Delays in receipt of scheduled payments on mortgage loans and losses on defaulted mortgage loans are typically borne first by the various classes of subordinated certificates and then by the holders of senior certificates.

         In some cases, the aggregate losses in respect of defaulted mortgage loans that must be borne by the subordinated certificates and the amount of the distributions otherwise distributable on the subordinated certificates that would, under certain circumstances, be distributable to senior certificate holders may be limited to a specified amount. All or any portion of distributions otherwise payable to holders of subordinated certificates may, in certain circumstances, be deposited into one or more reserve accounts for the benefit of the senior certificate holders. Since a greater risk of loss is borne by the subordinated certificate holders, such certificates generally have a higher stated yield than the senior certificates.

         A series of certificates may consist of one or more classes as to which distributions allocable to principal will be allocated. The method by which the amount of principal to be distributed on the certificates on each distribution date is calculated and the manner in which such amount could be allocated among classes varies and could be effected pursuant to a fixed schedule, in relation to the occurrence of certain events or otherwise. Special distributions are also possible if distributions are received with respect to the mortgage assets, such as is the case when underlying mortgage loans are prepaid.

         A mortgage-related security that is senior to a subordinated residential mortgage security will not bear a loss resulting from the occurrence of a default on an underlying mortgage until all credit enhancement protecting such senior holder is exhausted. For example, the senior holder will only suffer a credit loss after all subordinated interests have been exhausted pursuant to the terms of the subordinated residential mortgage security. The primary credit risk to the Funds by investing in subordinated residential mortgage securities is potential losses resulting from defaults by the borrowers under the underlying mortgages. The Funds would generally realize such a loss in connection with a subordinated residential mortgage security only if the subsequent foreclosure sale of the property securing a mortgage loan does not produce an amount at least equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the interest that was not paid during the foreclosure period and all foreclosure expenses.

         The Investment Adviser will seek to limit the risks presented by subordinated residential mortgage securities by reviewing and analyzing the characteristics of the mortgage loans that underlie the pool of mortgages securing both the senior and subordinated residential mortgage securities. The Investment Adviser has developed a set of guidelines to assist in the analysis of the mortgage loans underlying subordinated residential mortgage securities. Each pool purchase is reviewed against the guidelines. The Funds seek opportunities to acquire subordinated residential mortgage securities where, in the view of the Investment Adviser, the potential for a higher yield on such instruments outweighs any additional risk presented by the instruments. The Investment Adviser will seek to increase yield to shareholders by taking advantage of perceived inefficiencies in the market for subordinated residential mortgage securities.

         Interest/Principal Only Stripped Mortgage Backed Securities Each Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

TAX EXEMPT INDUSTRIAL DEVELOPMENT BOND AND POLLUTION CONTROL BONDS

         Tax Exempt Industrial Development Bond and Pollution Control Bonds are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

UNITED STATES GOVERNMENT SECURITIES

         U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the length of their maturity and the date of issuance. U.S. Government securities also include securities issued by instrumentalities of the U.S. Government. Securities issued by certain U.S. Government instrumentalities, such as the Government National Mortgage Association, are backed by the full faith and credit of the United States. Securities issued by other instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States. Although under certain conditions certain of these authorities may borrow from the U.S. Treasury. If the Fund invests in a U.S. Government security that is not backed by the full faith and credit of the U.S., the Fund must look principally to the agency or instrumentality issuing or guaranteeing the U.S. Government

Security for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the U.S. Government instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities that are not backed by the full faith and credit of the United States only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. Government securities that are backed by the full faith and credit of the United States.

CREDIT-LINKED NOTES

         A credit-linked note ("CLN") is generally issued by one party with a credit option, or risk, linked to a second party. The embedded credit option allows the first party to shift a specific credit risk to the CLN holder, or the Portfolio in this case. The CLN is issued by a trust, a special purpose vehicle, collateralized by AAA-rated securities. Because of its high ratings, a CLN may be purchased for any Portfolio in accordance to the Fund's investment objective, including the Money Market Portfolio. The CLN's price or coupon is linked to the performance of the reference asset of the second party. Generally, the CLN holder receives either fixed or floating coupon rate during the life of the CLN and par at maturity. The cash flows are dependent on specified credit-related events. Should the second party default or declare bankruptcy, the CLN holder will receive an amount equivalent to the recovery rate. The CLN holder bears the risk of default by the second party and any unforeseen movements in the reference asset, which could lead to loss of principal and receipt of interest payments. In return for these risks, the CLN holder receives a higher yield. As with most derivative investments, valuation of a CLN is difficult due to the complexity of the security (i.e., the embedded option is not easily priced). The Portfolio cannot assure that it can implement a successful strategy regarding this type of investments.

TRUST-PREFERRED SECURITIES (EXCEPT FOR ING AELTUS MONEY MARKET)

         Trust-preferred securities, also known as trust-issued securities, are securities that have the characteristics of both debt and equity instruments and are treated by a Fund as a debt instrument. Generally, trust preferred securities are cumulative preferred stock issued by a trust that is wholly owned by a financial institution, usually, a bank holding company. The financial institution creates the trust and will subsequently own the trust's common securities, which represent three percent of the trust's assets. The remaining 97% of the trust's assets consists of trust-preferred securities, which are then sold to investors. The trust will use the sales proceeds to purchase subordinated debt issued by the financial institution. The financial institution will use the proceeds from the subordinated debt sale to increase its capital while the trust will receive periodic interest payments from the financial institution for holding the subordinated debt. The trust will use the interest received to make dividend payments to the holders of the trust-preferred securities. These dividends are generally paid on a quarterly basis and are generally higher than the dividends offered by the financial institution's common stock. Additionally, the holders of the trust-preferred securities are senior to the common stockholders in the event the financial institution becomes insolvent or is liquidated. The primary benefit for the financial institution in using this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes (i.e., interest expense is tax deductible) and as equity securities for calculation of capital requirements.

         In certain instances, the structure involves more than one financial institution and thus, more than one trust. In this pooled offering, a separate trust is created. This trust will issue securities to investors and use the proceeds to purchase the trust-preferred securities issued by the trust subsidiaries of the participating financial institutions. Accordingly, the trust preferred securities held by the investors are backed by the trust-preferred securities issued by the trust subsidiaries.

         In identifying the risks associated with trust-preferred securities, the Investment Adviser or Sub-Adviser will evaluate the financial condition of the financial institution, as the trust typically has no business operations other than to issue the trust-preferred securities. If the financial institution is financially unsound and defaults on the interest payments to the trust, the trust will not be able to make dividend payments to a Fund.

OTHER INVESTMENTS

ASSET BACKED SECURITIES (NON-MORTGAGE)

         Each Fund may invest in non-mortgage asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

         Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

         The collateral behind certain asset-backed securities (such as CARs and CARDs) tend to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

         The coupon rate, of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

BANKING INDUSTRY OBLIGATIONS

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Funds will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

         A Fund holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Fund may acquire.

         In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, the Funds may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

DERIVATIVES

         DEALER OPTIONS

         Certain risks are specific to dealer options and exchange-traded options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if a Fund purchases a dealer option it must rely on the selling dealer to perform if the Fund exercises the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

         Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund can realize the value of a dealer option it has purchased only by exercising or reselling the option to the issuing dealer. Similarly, when a Fund writes a dealer option, the Fund can close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer. While the Fund seeks to enter into dealer options only with dealers who will agree to and can enter into closing transactions with the Fund, no assurance exists that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, can effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

         The Staff of the SEC takes the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. With that exception, however, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the Commission changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

         FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS

         A Fund may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act (the "Act") by the Commodity Futures Trading Commission

("CFTC"). The Fund has claimed an exclusion from the term "commodity pool operator" under the Act and is not subject to registration or regulations under the Act.

         A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

         Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

         The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

         When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends (as well as expenses associated with creating the hedge). If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund might not be successful and the Fund could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's overall return could be less than if the hedging transactions had not been undertaken.

         Investments in futures contracts on fixed income securities involve the risk that if ING Investment's or INGIM's judgment concerning the general direction of interest rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

         Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

         Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

         "Margin" is the amount of funds that must be deposited by a Fund with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's futures contracts. A margin deposit is intended to assure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Fund. These daily payments to and from a Fund are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund will mark-to-market the current value of its open futures contracts. Each Fund expects to earn interest income on its initial margin deposits.

         When a Fund buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

         A Fund can buy and write (sell) options on futures contracts.

         Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund will establish a futures or option position only if there appears to be a liquid secondary market, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund, which could require the Fund to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio, or the relevant portion thereof.

         The trading of futures and options contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         FOREIGN CURRENCY OPTIONS

         A Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

         FORWARD CURRENCY CONTRACTS

         A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

         FORWARD FOREIGN CURRENCY CONTRACTS

         Forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency, which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of INGIM to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund may experience losses or gains on both the underlying security and the cross currency hedge.

         Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, INGIM must evaluate the credit and performance risk of each particular counterparty under a forward contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

         INDEX-, CURRENCY- AND EQUITY-LINKED SECURITIES

         "Index-linked" notes are debt securities of companies that call for interest payments and/or payment at maturity in different terms than the typical note where the borrower agrees to make fixed interest payments and to pay a fixed sum at maturity. Principal and/or interest payments on an index-linked note depend on the performance of one or more market indices, such as the S&P 500 Composite Stock Price Index. At maturity, the principal amount of an equity-linked debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. Currency-linked debt securities are short-term or intermediate-term instruments having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. Payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index.

         Index and currency-linked securities are derivative instruments that may entail substantial risks. Such instruments may be subject to significant price volatility. The company issuing the instrument may fail to pay the amount due on maturity. The underlying investment or security may not perform as expected by the Investment Adviser or Sub-Adviser. Markets, underlying securities and indexes may move in a direction that was not anticipated by the Investment Adviser or Sub-Adviser. Performance of the derivatives may be influenced by interest rate and other market changes in the United States and abroad. Certain derivative instruments may be illiquid

         OPTIONS ON FUTURES

         OVER THE COUNTER OPTIONS

         The staff of the SEC has taken the position that purchased over-the-counter options ("OTC Options") and the assets used as cover for written OTC Options are illiquid securities. A Fund will write OTC Options only with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System or member banks of the Federal Reserve System ("primary dealers"). In connection with these special arrangements, the Fund intends to establish standards for the creditworthiness of the primary dealers with which it may enter into OTC Option contracts and those standards, as modified from time to time, will be implemented and monitored by the Investment Adviser. Under these special arrangements, the Fund will enter into contracts with primary dealers that provide that the Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but that in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Fund for writing the option, plus the amount, if any, by which the option is "in-the-money." The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written "out-of-the-money." "Strike price" refers to the price at which an option will be exercised. "Cover assets" refers to the amount of cash or liquid assets that must be segregated to collateralize the value of the futures contracts written by the Fund. Under such circumstances, the Fund will treat as illiquid that amount of the cover assets equal to the amount by which the formula price for the repurchase of the option is greater than the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amount by which the option is "in-the-money"). Although each agreement will provide that the Fund's repurchase price shall be determined in good faith (and that it shall not exceed the maximum determined pursuant to the formula), the formula price will not necessarily reflect the market value of the option written. Therefore, the Fund might pay more to repurchase the OTC Option contract than the Fund would pay to close out a similar exchange traded option.

         PUT AND CALL OPTIONS

         A call option gives the holder ("buyer") the right to buy and to obligate the writer ("seller") to sell a security or financial instrument at a stated price ("strike price") at any time until a designated future date when the option expires ("expiration date"). A put option gives the buyer the right to sell and to obligate the seller to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of ING Investments or INGIM.

         The Funds will not write call options on when-issued securities. The Funds purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund intends to purchase pending its ability to invest in such securities in an orderly manner.

         So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

         When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

         An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

         A Fund may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund might occasionally not be able to close the option because of insufficient activity in the options market.

         In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

         If a put option is sold by a Fund, the Fund will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

         The purchase of put options may be used to protect a Fund's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs. The purchase of put options may also be used by the Fund when it does not hold the underlying security.

         The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

         Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect a closing transaction at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

         FOREIGN FUTURES CONTRACTS AND FOREIGN OPTIONS

         Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on, or subject to, the rules of a foreign board of trade. Neither the CFTC, the National Futures Association ("NFA"), nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on a U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

         Additional Restrictions on the Use of Futures and Option Contracts
CFTC regulations require that to prevent a Fund from being a commodity pool the Funds enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for futures contracts and premiums for options will not exceed 5% of a Fund's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

         Forward exchange contracts may be used to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a forward exchange contract requiring a Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

         The cost of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, INGIM must evaluate the credit and performance risk of each particular counterparty under a forward contract.

         Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds at one rate, while offering a lesser rate of exchange should the Funds desire to resell that currency to the dealer.

         Swap Transactions The interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination are generally referred to as "aggregation."

         Risks of Investing in Options There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the Code requirements for qualification of the Fund as a regulated investment company. See "Dividends, Distributions and Taxes."

         In addition, foreign option exchanges do not afford to participants many of the protections available in United States option exchanges. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a Fund as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

WARRANTS

         A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

INITIAL PUBLIC OFFERINGS

         Initial Public Offerings ("IPOs") occur when a company's securities at the time the company first offers securities to the public, that is, at the time of the company's initial public offering or IPO. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect stock market performance may have a greater impact on the shares of IPO companies.

         The price of a company's securities may be highly unstable at the time of its IPO and for a period thereafter due to market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. As a result of this or other factors, the Funds' sub-adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in a significant gain or loss and greater transaction costs to the Funds. Any gains from shares held for 12 months or less will be treated as short-term gains, taxable as ordinary income to the Funds' shareholders. In addition, IPO securities may be subject to varying patterns of trading volume and may, at times, be difficult to sell without an unfavorable impact on prevailing prices.

         The effect of an IPO investment can have a magnified impact on the Funds' performance when the Funds' asset bases are small. Consequently, IPOs may constitute a significant portion of the Funds' returns particularly when the Funds are small. Since the number of securities issued in an IPO is limited, it is likely that IPO securities will represent a smaller component of the Funds' assets as it increases in size and, therefore, have a more limited effect on the Funds' performance.

There can be no assurance that IPOs will continue to be available for the Funds to purchase. The number or quality of IPOs available for purchase by the Funds may vary, decrease or entirely disappear. In some cases, the Funds may not be able to purchase IPOs at the offering price, but may have to purchase the shares in the aftermarket at a price greatly exceeding the offering price, making it more difficult for the Funds to realize a profit.

OTHER INVESTMENT COMPANIES

            Each Fund may invest up to 10% of its assets in other investment companies. A Fund may also make indirect foreign investments through other investment companies that have comparable investment objectives and policies as that Fund. In addition to the advisory and operational fees a Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, you indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund.

Exchange Traded Funds Exchange Traded Funds ("ETFs") are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

PRIVATE FUNDS

         U.S. or foreign private limited partnerships or other investment funds, which are referred to as Private Funds ("Private Funds"). Investments in Private Funds may be highly speculative and volatile. Because Private Funds generally are investment companies for purposes of the 1940 Act, the Fund's ability to invest in them will be limited. In addition, Fund shareholders will remain subject to the Fund's expenses while also bearing their pro rata share of the operating expenses of the Private Funds. The ability of the Fund to dispose of interests in Private Funds is very limited and involves risks, including loss of the Fund's entire investment in the Private Fund.

         Private investment funds include a variety of pooled investments. Generally, these pooled investments are structured as a trust, a special purpose vehicle, and are exempted from registration under the 1940 Act. As an investor, the Fund owns a proportionate share of the trust. Typically, the trust does not employ a professional investment manager. Instead, the pooled investment tracks some index by investing in the issuers or securities that comprise the index. The Fund receives a stream of cash flows in the form of interest payments from the underlying assets or the proceeds from the sale of the underlying assets in the event those underlying assets are sold. However, some pooled investments may not dispose of the underlying securities regardless of the adverse events affecting the issuers depending on the investment strategy utilized. In this type of strategy, the pooled investment continues to hold the underlying securities as long as the issuers or securities remain members of the tracked index.

         The pooled investments allow the Fund to synchronize the receipt of interest and principal payments and also, diversify some of the risks involved with investing in fixed income securities. Because the trust holds securities of many issuers, the default of a few issuers would not impact the Fund significantly. However, the Fund bears any expenses incurred by the trust. In addition, the Fund assumes the liquidity risks generally associated the privately offered pooled investments.

         Pooled investments that are structured as a trust contain many similarities to Private Funds that are structured as limited partnerships. The primary difference between the trust and the limited partnership structure is the redemption of the ownership interests. Typically, the ownership interests in a typical Private Fund are redeemable only by the general partners and thus, are restricted from transferring from one party to another. Conversely, the ownership interests in the trust are generally not redeemable by the trust, except under certain circumstances, and are transferable among the general public for publicly offered securities and "qualified purchasers" or "qualified institutional buyers" for privately offered securities.

         The Fund cannot assure that it can achieve better results by investing in a pooled investment versus investing directly in the individual underlying assets.

         Private investment funds also include investments certain structured securities. Structured securities include notes, bonds or debentures that provide for the payment of principal of, and/or interest in, amounts determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of structured securities may provide that under certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference. Consequently, leveraged structured securities entail a greater degree of market risk than other types of debt obligations. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex fixed income investments.

SECURITIES OF COMPANIES WITH LIMITED OPERATING HISTORIES

         The Funds consider securities of companies with limited operating histories to be securities of companies with a record of less than three years' continuous operation, even including the operations of any predecessors and parents. (These are sometimes referred to as "unseasoned issuers.") These companies by their nature have only a limited operating history that can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature companies.

REAL ESTATE SECURITIES

         Investments in real estate securities include interests in real estate investment trusts ("REITs"), real estate development, real estate operating companies, ("REOCs") and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both. A REOC is a company that derives at least 50% of its gross revenues or net profits from either (1) the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate, or (2) products or services related to the real estate industry, such as building supplies or mortgage servicing.

         Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

RESTRICTED AND ILLIQUID SECURITIES

         Each Fund may invest in a restricted security or an illiquid security if the Investment Adviser or a Sub-Adviser believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or a Sub-Adviser might wish to sell, and these securities could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Fund could realize upon disposition.

         Because of the nature of these securities, a considerable period of time may elapse between a Fund's decision to dispose of these securities and the time when a Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by a Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when a Fund would be permitted to sell them. Thus, a Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by a Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by a Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under a Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.

TBA SALE COMMITMENTS

         Bond and Money Market may enter into To Be Announced ("TBA") sale commitments wherein the unit price and the estimated principal amount are established upon entering into the contract, with the actual principal amount being within a specified range of the estimate. A Fund will enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, the Fund will maintain, in a segregated account, cash or marketable securities in an amount sufficient to meet the purchase price. Unsettled TBA sale commitments are valued at current market value of the underlying securities. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss on the commitment without regard to any unrealized gain or loss on the underlying security. If the Fund delivers securities under the commitment, the Fund realizes a gain or loss from the sale of the securities, based upon the unit price established at the date the commitment was entered into.

ZERO COUPON AND PAY-IN-KIND SECURITIES

         Zero coupon and deferred interest securities, are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

         The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund may realize no return on its investment, because these securities do not pay cash interest.

GOVERNMENT TRUST CERTIFICATES

         Government may invest in Government Trust Certificates, which represent an interest in a government trust, the property of which consists of (i) a promissory note of a foreign government no less than 90% of which is backed by the full faith and credit guaranty issued by the Federal Government of the United States of America (issued pursuant to Title III of the Foreign Operations, Export, Financing and Related Borrowers Programs Appropriations Act of 1998) and (ii) a security interest in obligations of the United States Treasury backed by the full faith and credit of the United States of America sufficient to support the remaining balance (no more than 10%) of all payments of principal and interest on such promissory note; provided that such obligations shall not be rated less than AAA by S&P or less than Aaa by Moody's.

SUPRANATIONAL AGENCIES

         Each Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

INVESTMENT TECHNIQUES

BORROWING

         If a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, each Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

         When a Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a Fund makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

         Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities provided that the value of the loaned securities does not exceed 33 1/3% of the Fund's total assets. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Funds and are collateralized by cash, securities or letters of credit. The Funds might experience a loss if the financial institution defaults on the loan. The Funds seek to mitigate this risk through contracted indemnification upon default.

         The borrower at all times during the loan must maintain with the Funds cash or cash equivalent collateral or provide to the Funds an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Funds any interest paid on such securities, and the Funds may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Funds or the borrower at any time. The Funds may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund. When the Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities. The Fund could incur losses in connection with the investment of such cash collateral.

REPURCHASE AGREEMENTS

         Repurchase agreements may be considered to be loans by the Funds for purposes of the 1940 Act. Each repurchase agreement must be collateraltized fully, in accordance with the provisions of Rule 5b-3 under the 1940 Act, at all times. Pursuant to such repurchase agreements, the Fund acquires securities from financial institutions such as brokers, dealers and banks, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon date and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest thereon, and the Investment Adviser or Sub-Adviser will monitor the value of the collateral. Securities subject to repurchase agreements will be held by the

Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. If the seller defaults on its repurchase obligation, the Fund holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund's rights with respect to such securities to be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

           Reverse repurchase agreement transactions involve the sale of U.S. Government securities held by a Fund, with an agreement that a Fund will repurchase such securities at an agreed upon price and date. A Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of a Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

         In order to enhance portfolio returns and manage prepayment risks Bond and Money Market may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, a Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When a Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

         Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for a Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then a Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase a Fund's yield in the manner described above; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SECURITIES, INTEREST RATE AND CURRENCY SWAPS

          Interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices in which a Fund may invest are described in the Prospectuses. A Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

SHORT SALES AGAINST THE BOX

           If a Fund sells short "against the box," unless certain constructive sale rules (discussed above) apply, it may realize a capital gain or loss upon the closing of the sale. Such gain or loss generally will be long- or short-term depending upon the length of time the Fund held the security which it sold short. In some circumstances, short sales may have the effect of reducing an otherwise applicable holding period of a security in the portfolio. The constructive sale rule, however, alters this treatment by treating certain short sales against the box and other transactions as a constructive sale of the underlying security held by the Fund, thereby requiring current recognition of gain, as described more fully under "Options and Hedging Transactions" above. Similarly, if a Fund enters into a short sale of property that becomes substantially worthless, the Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.

TEMPORARY DEFENSIVE POSITIONS

         A Fund may invest in short-term, high-quality debt instruments and in U.S. Government securities for the following purposes: (i) to meet anticipated day-to-day operating expenses; (ii) to invest cash flow pending the Investment Adviser's or INGIM's determination to do so within the investment guidelines and policies of the Fund; (iii) to permit the Fund to meet redemption requests; and
(iv) to take a temporary defensive position. Although it is expected that a Fund will normally be invested consistent with its investment objectives and policies, the short-term instruments in which a Fund may invest for temporary defensive purposes include (i) short-term obligations of the U.S. Government and its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper, including master notes; (iv) bank obligations, including certificates of deposit, time deposits and bankers' acceptances; and (v) repurchase agreements. The Funds will invest in short-term instruments that do not have a maturity of greater than one year.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY SECURITIES

         In order to secure prices or yields deemed advantageous at the time the Funds may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Funds may also enter into forward commitments. The Funds will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. Each Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. Each Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, a Fund may realize a capital gain or loss. When a Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in a Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

         When the time comes to pay for the securities acquired on a delayed delivery basis, a Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Funds could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

MATURITY POLICIES

         The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                               PORTFOLIO TURNOVER

         A change in securities held in the portfolio of a Fund is known as "portfolio turnover" and may involve the payment by a Fund of dealer mark-ups or brokerage or underwriting commissions and other transaction costs on the sale of securities, as well as on the reinvestment of the proceeds in other securities. Portfolio turnover rate for a fiscal year is the percentage determined by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities by average of the value of portfolio securities during such year, all excluding securities whose maturities at acquisition were one year or less. A Fund cannot accurately predict its turnover rate, however the rate will be higher when a Fund finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. A high turnover rate would increase commission expenses and may involve realization of gains. Each Fund's historical turnover rates are included in the Financial Highlights tables in the Prospectuses.

         The rate of portfolio turnover for Bond decreased during the fiscal year ended March 31, 2004. This fiscal year was one of dampened market volatility. Consequently, the Fund's portfolio turnover rate decreased in the past fiscal year as market volatility subsided. The rate of portfolio turnover for Government increased during the fiscal year ended March 31, 2004. The fund employs an active interest rate management (duration) strategy. When interest rates were anticipated to rise, longer maturity securities were sold in order to mitigate the depreciation bonds exhibit in rising interest rate environments. In contrast, when interest rates were expected to fall, shorter securities were sold

                             MANAGEMENT OF THE FUNDS


DIRECTORS

Set forth in the table below is information about each Director of the Funds.


                                                                                                                    NUMBER OF
                                                                                                               PORTFOLIOS IN FUND
                                                   TERM OF OFFICE                                               COMPLEX OVERSEEN
                                 POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING THE PAST 5          BY
    NAME, ADDRESS AND AGE            WITH FUND     TIME SERVED(1)                     YEARS                    DIRECTOR/TRUSTEE(4)
    ---------------------            ---------     --------------   -----------------------------------------  -------------------
TRUSTEES WHO ARE "INTERESTED PERSON"

J. SCOTT FOX(2)                  Director/Trustee  Since 1997       Vice Chairman and Chief Operating                   53
7337 E. Doubletree Ranch Rd.                                        Officer, ING Investment Management
Scottsdale, Arizona 85258                                           (September 2002 to present); President
Date of Birth: 02/01/1955                                           and Chief Executive Officer (April 2001
                                                                    to Present), Managing Director and Chief
                                                                    Operating Officer (April 1994 to April
                                                                    2001), Aeltus Investment Management, Inc.

THOMAS J. MCINERNEY(3)           Director/Trustee  April 2002 -     Chief Executive Officer, ING U.S.                  171
7337 E. Doubletree Ranch Rd.                       Present          Financial Services (September 2001 -
Scottsdale, Arizona 85258                                           Present); Member, ING Americas Executive
Date of Birth: 05/05/1956                                           Committee (2001 - Present); President,
                                                                    Chief Executive Officer and Director of
                                                                    Northern Life Insurance Company (March
                                                                    2001 - October 2002), ING Aeltus Holding
                                                                    Company, Inc. (2000 - Present), ING
                                                                    Retail Holding Company (1998 - Present),
                                                                    ING Life Insurance and Annuity Company
                                                                    (September 1997 - November 2002) and ING
                                                                    Retirement Holdings, Inc. (1997 -
                                                                    Present).  Formerly, General Manager and
                                                                    Chief Executive Officer, ING Worksite
                                                                    Division (December 2000 - October 2001),
                                                                    President, ING-SCI, Inc. (August 1997 -
                                                                    December 2000); President, Aetna
                                                                    Financial Services (August 1997 -
                                                                    December 2000).

INDEPENDENT DIRECTORS/TRUSTEES

ALBERT E. DEPRINCE, JR.          Trustee           June 1998 -      Director, Business and Economic Research            53
7337 E. Doubletree Ranch Rd.                       Present          Center, (August 1999 to August 2002); and
Scottsdale, Arizona 85258                                           Professor of Economics and Finance,
Date of Birth: 04/24/1941                                           Middle Tennessee State University, August
                                                                    1991 to

                                       OTHER DIRECTORSHIPS HELD BY
    NAME, ADDRESS AND AGE                    DIRECTOR/TRUSTEE
    ---------------------        ---------------------------------------
TRUSTEES WHO ARE "INTERESTED PERSON"

J. SCOTT FOX(2)                  Mr. Fox serves as director of the board
7337 E. Doubletree Ranch Rd.     of IPC Financial Network, Inc. (January
Scottsdale, Arizona 85258        2001 to present); Director, Metro
Date of Birth: 02/01/1955        Hartford Chamber of Commerce and The
                                 Greater Hartford Arts Council.

THOMAS J. MCINERNEY(3)           Director, Equitable Life Insurance Co.,
7337 E. Doubletree Ranch Rd.     Golden American Life Insurance Co., Life
Scottsdale, Arizona 85258        Insurance Company of Georgia, Midwestern
Date of Birth: 05/05/1956        United Life Insurance Co., ReliaStar
                                 Life Insurance Co., Security Life of
                                 Denver, Security Connecticut Life
                                 Insurance Co., Southland Life Insurance
                                 Co., USG Annuity and Life Company, and
                                 United Life and Annuity Insurance Co.
                                 Inc (March 2001 - Present); Member of
                                 the Board, Bushnell Performing Arts
                                 Center; St. Francis Hospital; National
                                 Conference of Community Justice; and
                                 Metro Atlanta Chamber of Commerce.

INDEPENDENT DIRECTORS/TRUSTEES

ALBERT E. DEPRINCE, JR.          Director, International Atlantic
7337 E. Doubletree Ranch Rd.     Economic Society (October 2002 -
Scottsdale, Arizona 85258        present); Academy of Economics and
Date of Birth: 04/24/1941        Finance (February 2001 - present).

                                                                                                                    NUMBER OF
                                                                                                               PORTFOLIOS IN FUND
                                                   TERM OF OFFICE                                               COMPLEX OVERSEEN
                                 POSITION(S) HELD  AND LENGTH OF    PRINCIPAL OCCUPATION(S) DURING THE PAST 5          BY
    NAME, ADDRESS AND AGE            WITH FUND     TIME SERVED(1)                     YEARS                    DIRECTOR/TRUSTEE(4)
    ---------------------            ---------     --------------   -----------------------------------------  -------------------
                                                                    present.

MARIA T. FIGHETTI                Trustee           April 1994 -     Retired.  Formerly, Attorney, New York              53
7337 E. Doubletree Ranch Rd.                       Present          City Department of Mental Health (June
Scottsdale, Arizona 85258                                           1973 - October 2002) and Associate
Date of Birth: 09/07/1943                                           Commissioner (1995 - 2002).

SIDNEY KOCH                      Trustee           April 1994 -     Financial Adviser, self-employed, January           53
7337 E. Doubletree Ranch Rd.                       Present          1993 to present.
Scottsdale, Arizona 85258
Date of Birth: 04/22/1935

CORINE T. NORGAARD               Trustee           June 1991 -      Retired.  Formerly, Dean of the Barney              53
7337 E. Doubletree Ranch Rd.                       Present          School of Business, University of
Scottsdale, Arizona 85258                                           Hartford (August 1996 to May 2004).
Date of Birth: 06/20/1937


EDWARD T. O'DELL                 Trustee           June 2002 -      Retired.  Formerly, Partner/Chairman,               53
7337 E. Doubletree Ranch Rd.                       Present          Financial Service's Group, Goodwin
Scottsdale, Arizona 85258                                           Procter LLP (June 1966 to September 2000).
Date of Birth: 11/26/1935

JOSEPH E. OBERMEYER              Trustee           January 2003 -   President, Obermeyer & Associates, Inc.             53
7337 E. Doubletree Ranch Rd.                       Present          (Consulting firm)(1999 to present) and
Scottsdale, Arizona 85258                                           Senior Manager, Arthur Andersen, LLP
Date of Birth: 10/24/1957                                          (1995 - October 1999).

                                       OTHER DIRECTORSHIPS HELD BY
    NAME, ADDRESS AND AGE                    DIRECTOR/TRUSTEE
    ---------------------        ---------------------------------------
MARIA T. FIGHETTI                None
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 09/07/1943

SIDNEY KOCH                      Director, Northwest Center for the Arts,
7337 E. Doubletree Ranch Rd.     Torrington, CT.
Scottsdale, Arizona 85258
Date of Birth: 04/22/1935

CORINE T. NORGAARD               Director/Trustee, Mass Mutual Corporate
7337 E. Doubletree Ranch Rd.     and Participation Investors (April 1997
Scottsdale, Arizona 85258        - Present); Director, Advest Trust
Date of Birth: 06/20/1937        Company (1998 - Present); Director,
                                 Connecticut Health Foundation (2002 -
                                 Present).

EDWARD T. O'DELL                 None
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 11/26/1935

JOSEPH E. OBERMEYER              None
7337 E. Doubletree Ranch Rd.
Scottsdale, Arizona 85258
Date of Birth: 10/24/1957

(1) Directors/Trustees serve until their successors are duly elected and qualified.

(2) Mr. Fox is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with INGIM, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person", as defined by the Investment Company Act of 1940 Act, as amended ("1940 Act"), because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

(4) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING Get Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

         Information about the ING Funds' officers are set forth in the table below:

                                                               TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE
   NAME, ADDRESS AND AGE          POSITIONS HELD WITH THE FUND      TIME SERVED (1)(2)              LAST FIVE YEARS (3)
   ---------------------          ----------------------------      ------------------              -------------------
JAMES M. HENNESSY                 President, Chief Executive     March 2002 - Present        President and Chief Executive
7337 E. Doubletree Ranch Rd.      Officer and Chief Operating                                Officer, ING Investments, LLC(2)
Scottsdale, Arizona 85258         Officer                                                    (December 2001 - Present).
Date of Birth:  04/09/1949                                                                   Formerly, Senior Executive Vice
                                                                                             President and Chief Operating
                                                                                             Officer, ING Investments, LLC(2)
                                                                                             (April 1995 - December 2000); and
                                                                                             Executive Vice President, ING
                                                                                             Investments, LLC(2) (May 1998 - June
                                                                                             2000).

MICHAEL J. ROLAND                 Principal Financial Officer    March 2002 - Present        Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.                                                                 Financial Officer and Treasurer,
Scottsdale, Arizona 85258         Executive Vice President and   April 2002 - Present        ING Investments, LLC(2) (December
Date of Birth:  05/30/1958        Assistant Secretary                                        2001 - Present). Formerly, Senior
                                                                                             Vice President, ING Investments,
                                                                                             LLC(2) (June 1998 - December 2001).

STANLEY D. VYNER                  Executive Vice President       March 2002 - Present        Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                                 Investments, LLC(2) (July 2000 -
Scottsdale, Arizona 85258                                                                    Present) and Chief Investment Risk
Date of Birth:  05/14/1950                                                                   Officer (June 2003 - Present).
                                                                                             Formerly, Chief Investment Officer
                                                                                             of the International Portfolios,
                                                                                             ING Investments, LLC(2) (July 1996 -
                                                                                             June 2003); and President and Chief
                                                                                             Executive Officer, ING Investments,
                                                                                             LLC(2) (August 1996 - August 2000).

ROBERT S. NAKA                    Senior Vice President and      March 2002 - Present        Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.      Assistant Secretary                                        Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                    (October 2001 - Present). Formerly,
Date of Birth:  06/17/1963                                                                   Senior Vice President and Assistant
                                                                                             Secretary, ING Funds Services, LLC(3)
                                                                                             (February 1997 - August 1999).

KIMBERLY A. ANDERSON              Senior Vice President          December 2003 - Present     Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                                                 Investments, LLC(2) (October 2003 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Vice President
Date of Birth:  07/25/1964                                                                   and Assistant Secretary, ING
                                                                                             Investments, LLC(2) (October 2001 -
                                                                                             October 2003); Assistant Vice
                                                                                             President, ING Funds Services, LLC(3)
                                                                                             (November 1999 - January 2001); and
                                                                                             has held various other positions
                                                                                             with ING Funds Services, LLC(3) for
                                                                                             more than the last five years.

ROBYN L. ICHILOV                  Vice President and Treasurer   March 2002 - Present        Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.                                                                 LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                                    ING Investments, LLC(2) (August 1997
Date of Birth:  09/25/1967                                                                   - Present).

LAUREN D. BENSINGER               Vice President                 March 2003 - Present        Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                                 Officer, ING Funds Distributor,
Scottsdale, Arizona 85258                                                                    LLC(4) (July 1995 - Present); and
Date of Birth:  02/06/1954                                                                   Vice President (February 1996 -
                                                                                             Present) and Chief Compliance
                                                                                             Officer (October 2001 - Present),
                                                                                             ING Investments, LLC(2).

MARIA M. ANDERSON                 Assistant Vice President       April 2002 - Present        Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                                 Services, LLC(3) (October 2001 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Manager of Fund
Date of Birth:  05/29/1958                                                                   Accounting and Fund Compliance, ING
                                                                                             Investments, LLC(2) (September 1999 -
                                                                                             November 2001); and Section Manager
                                                                                             of Fund Accounting, Stein Roe
                                                                                             Mutual Funds (July 1998 - August
                                                                                             1999).

TODD MODIC                        Vice President                 September 2003 - Present    Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                                 Reporting - Fund Accounting of ING
Scottsdale, Arizona 85258                                                                    Fund Services, LLC(3) (September 2002
                                                                                             - Present). Formerly, Director of
                                                                                             Financial Reporting, ING
                                                                                             Investments, LLC(2) (March 2001 -
                                                                                             September 2002); Director of
                                                                                             Financial

                                                               TERM OF OFFICE AND LENGTH OF  PRINCIPAL OCCUPATION(S) DURING THE
   NAME, ADDRESS AND AGE          POSITIONS HELD WITH THE FUND      TIME SERVED (1)(2)              LAST FIVE YEARS (3)
   ---------------------          ----------------------------      ------------------              -------------------
Date of Birth:  11/03/1967                                                                   Reporting, Axient Communications,
                                                                                             Inc. (May 2000 - January 2001); and
                                                                                             Director of Finance, Rural/Metro
                                                                                             Corporation (March 1995 - May
                                                                                             2000).

THERESA KELETY                    Secretary                      September 2003 - Present    Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                                 Services (April 2003 - Present).
Scottsdale, Arizona 85258                                                                    Formerly, Senior Associate with
Date of Birth:  02/28/1963                                                                   Shearman & Sterling (February 2000
                                                                                             - April 2003); and Associate with
                                                                                             Sutherland Asbill & Brennan (1996 -
                                                                                             February 2000).

HUEY P. FALGOUT, JR.              Assistant Secretary            September 2003 - Present    Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                                 Services (September 2003 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Counsel, ING
Date of Birth: 11/15/1963                                                                    U.S. Financial Services (November
                                                                                             2002 - September 2003); and
                                                                                             Associate General Counsel of AIG
                                                                                             American General (January 1999 -
                                                                                             November 2002).

SUSAN P. KINENS                   Assistant Vice President and   March 2003 - Present        Assistant Vice President and
7337 E. Doubletree Ranch Rd.      Assistant Secretary                                        Assistant Secretary, ING Funds
Scottsdale, Arizona 85258                                                                    Services, LLC(3) (December 2002 -
Date of Birth:  12/31/1976                                                                   Present); and has held various
                                                                                             other positions with ING Funds
                                                                                             Services, LLC(3) for more than the
                                                                                             last five years.

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

BOARD OF DIRECTORS

         The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to each Fund, and review each Fund's performance.

Committees

         The Board has an Audit Committee whose function is to meet with the independent registered public accounting firm of each Fund to review the scope of the Funds' audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held five (5) meetings during the fiscal year ended March 31, 2004.

         The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Funds and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Mr. Koch currently serves as Chairman and Dr. DePrince currently serves as Vice Chairman of the Committee. The Contract Committee held five (5) meetings during the fiscal year ended March 31, 2004.

         The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held no meetings during the fiscal year ended March 31, 2004.

         The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended March 31, 2004.

         The Board has established a Compliance Committee for the purposes of
(1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Funds and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. DePrince currently serves as Chairman of the Committee. The Committee meets as needed. The Compliance Committee held no meetings during the fiscal year ended March 31, 2004.

DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.



                                                                                                     AGGREGATE DOLLAR RANGE OF
                                DOLLAR RANGE OF EQUITY SECURITIES IN SERIES OF THE COMPANY            EQUITY SECURITIES IN ALL
                                          (INCLUDING SERIES OTHER THAN THE FUNDS)                       REGISTERED INVESTMENT
                                                  AS OF DECEMBER 31, 2003                               COMPANIES OVERSEEN BY
                             ----------------------------------------------------------------           DIRECTOR IN FAMILY OF
    NAME OF DIRECTOR         BOND FUND        ING GOVERNMENT FUND           MONEY MARKET FUND           INVESTMENT COMPANIES
    ----------------         ---------        -------------------           -----------------        -------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.        N/A                   N/A                   $10,001 - $50,000             $10,001 - $50,000(1)
Maria T. Fighetti              N/A                   N/A                          N/A                           None
Sidney Koch                    N/A                   N/A                          N/A                       $1 - $10,000
Edward T. O'Dell               N/A                   N/A                          N/A                      over $100,000(1)
Joseph Obermeyer               N/A                   N/A                          N/A                       $1 - $10,000
Corine T. Norgaard             N/A                   N/A                          N/A                      over $100,000
DIRECTORS WHO ARE
 "INTERESTED PERSONS"
J. Scott Fox                   N/A                   N/A                          N/A                      over $100,000
Thomas McInerney               N/A                   N/A                          N/A                      over $100,000

(1) Held in a deferred compensation account.

INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

         Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership as of June 30, 2004 in securities of the ING Funds' investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies).

                              NAME OF OWNERS
                             AND RELATIONSHIP                                   VALUE OF   PERCENTAGE OF
  NAME OF DIRECTOR              TO DIRECTOR     COMPANY   TITLE OF CLASS       SECURITIES      CLASS
---------------------        ----------------   -------   --------------       ----------  -------------
Albert E. DePrince, Jr.            N/A            N/A          N/A                 $0            0%
Maria T. Fighetti                  N/A            N/A          N/A                 $0            0%
David L. Grove(1)                  N/A            N/A          N/A                 $0            0%
Sidney Koch                        N/A            N/A          N/A                 $0            0%
Corine T. Norgaard                 N/A            N/A          N/A                 $0            0%
Edward T. O'Dell                   N/A            N/A          N/A                 $0            0%
Joseph Obermeyer                   N/A            N/A          N/A                 $0            0%

(1)      David L. Grove resigned from the Board effective March 31, 2003.

                           COMPENSATION OF DIRECTORS

         During the fiscal year of the Funds ended March 31, 2004, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year of the Funds ended March 31, 2004, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.


                               COMPENSATION TABLE

                                                                                              PENSION OR
                                                                                              RETIREMENT      TOTAL COMPENSATION
                                                         ING             AGGREGATE         BENEFITS ACCRUED  FROM THE COMPANY AND
     NAME OF PERSON            BOND        MONEY      GOVERNMENT     COMPENSATION FROM     AS PART OF FUND   FUND COMPLEX PAID TO
        POSITION               FUND        MARKET        FUND            THE COMPANY            EXPENSES          DIRECTORS(4)
------------------------      ------      --------    ----------     -----------------     ----------------  --------------------
Albert E. DePrince, Jr.       $1,204       $2,396        $686             $25,903                N/A               $143,000
Director(1)

Maria T. Fighetti             $1,135       $2,254        $646             $24,457                N/A               $135,000
Director, Chairman Audit
Committee(1)(2)

David L. Grove(3)             $   62       $  149        $ 39             $ 1,204                N/A               $  6,889
Director

Sidney Koch                   $1,207       $2,417        $689             $25,844                N/A               $143,000
Director, Chairman
Contract Committee

Corine Norgaard               $1,159       $2,324        $661             $24,743                N/A               $137,000
Director, Chairman Audit
Committee

Joseph E. Obermeyer           $1,118       $2,215        $636             $24,131                N/A               $133,100
Director(1)

Edward T. O'Dell              $  993       $1,984        $566             $21,347                N/A               $118,000
Director(1)

(1) During the fiscal year ended March 31, 2004, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $19,500, $59,500 $44,000, and $16,600 respectively, of their compensation from the Fund Complex.

    (2) Ms. Fighetti replaced Mr. Scheide as Chairperson of the Audit Committee as of April 2001.

    (3)  David L. Grove resigned from the Board effective March 31, 2003.

    (4) Represents compensation from 122 funds (total in complex as of March 31, 2004).

         The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

         As of July 12, 2004 officers and Directors of the Company owned less than 1% of the outstanding shares of each Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of any of the ING Funds addressed herein, except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding a Fund without the consent or approval of shareholders.

                                       CLASS AND TYPE OF   PERCENTAGE    PERCENTAGE OF
FUND             ADDRESS                   OWNERSHIP        OF CLASS          FUND
----  -------------------------------  -----------------   ----------    -------------
BOND  ING NATIONAL TRUST                      A              74.69%          4.30%
      ATTN GORDON ELROD
      151 FARMINGTON AVE
      HARTFORD CT 06155-0001

BOND  ING LIFE INSURANCE & ANNUITY CO         A              15.98%          9.48%
      151 FARMINGTON AVE
      HARTFORD CT 06156-0001

BOND  NFSC FEBO #WS1-036641                   B               5.33%          0.12%
      NFS/FMTC IRA
      FBO ESTATE OF KAREN KLAFEHN
      1415 WHITNEY RD E
      FAIRPORT NY 14450-9162

BOND  PERSHING LLC                            C               5.03%          0.07%
      PO BOX 2052
      JERSEY CITY NJ 07303-2052

BOND  UBS FINANCIAL SERVICES INC. FBO         C               9.40%          0.14%
      UBS-FINSVC CDN FBO
      STUART B STILLMAN, P C
      UTD 01/01/1899
      PO BOX 3321
      WEEHAWKEN NJ 07086-8154

BOND  UBS FINANCIAL SERVICES INC. FBO         C               5.08%          0.07%
      UBS-FINSVC CDN FBO
      MYRTLE FINE
      PO BOX 3321,
      1000 HARBOR BLVD
      WEEHAWKEN NJ 07086-8154

                                             CLASS AND TYPE OF   PERCENTAGE    PERCENTAGE OF
   FUND                 ADDRESS                  OWNERSHIP         OF CLASS         FUND
----------  -------------------------------  -----------------   ----------    -------------
   BOND     JANNEY MONTGOMERY SCOTT LLC             C                5.38%           0.08%
            A/C 7982-4059
            DONALD STRACHER IRA
            1801 MARKET ST
            PHILADELPHIA PA  19103-1628

   BOND     ING LIFE INSURANCE & ANNUITY CO         I               52.28%           9.97%
            CENTRAL VALUATION DEPT
            151 FARMINGTON AVE TN41
            HARTFORD CT  06156-0001

   BOND     ING NATIONAL TRUST                      I                9.99%           1.91%
            ATTN GORDON ELROD
            151 FARMINGTON AVE
            HARTFORD CT  06155-0001

GOVERNMENT  ING NATIONAL TRUST                      A               66.44%          47.92%
            ATTN GORDON ELROD
            151 FARMINGTON AVE
            HARTFORD CT  06155-0001

GOVERNMENT  ING LIFE INSURANCE & ANNUITY CO         A               27.86%          20.09%
            151 FARMINGTON AVE
            HARTFORD CT  06156-0001

GOVERNMENT  US CLEARING CORP                        B                6.80%           0.21%
            FBO 237-91648-13
            26 BROADWAY
            NEW YORK NY  10004-1703

GOVERNMENT  PERSHING LLC                            C                6.94%           0.07%
            P.O. BOX 2052
            JERSEY CITY NJ  07303-2052

GOVERNMENT  PERSHING LLC                            C                8.92%           0.09%
            P.O. BOX 2052
            JERSEY CITY NJ  07303-2052

GOVERNMENT  FAHNESTOCK & CO INC FBO                 C                7.52%           0.08%
            JUAN RAMON PEREZ IRA R/O
            15191 WILLOWWOOD CT
            GRAND HAVEN MI  49417-9151

GOVERNMENT  ING LIFE INSURANCE & ANNUITY CO         I               74.77%          17.75%
            CENTRAL VALUATION DEPT
            151 FARMINGTON AVE TN41
            HARTFORD CT  06156-0001

GOVERNMENT  ING NATIONAL TRUST                      I               21.34%           5.07%
            ATTN GORDON ELROD
            151 FARMINGTON AVE
            HARTFORD CT  06155-0001

                                               CLASS AND TYPE OF   PERCENTAGE    PERCENTAGE OF
    FUND                ADDRESS                    OWNERSHIP        OF CLASS         FUND
------------  -------------------------------  -----------------   ----------    -------------
MONEY MARKET  ING NATIONAL TRUST                       A              27.36%         16.06%
              ATTN GORDON ELROD
              151 FARMINGTON AVE
              HARTFORD CT  06101-5900

MONEY MARKET  ING LIFE INSURANCE & ANNUITY CO          A              17.39%         10.21%
              ATTN VALUATION UNIT - TN41
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001

MONEY MARKET  DAIN RAUSCHER INC FBO                    B              11.40%          0.24%
              C J L MANAGEMENT INC
              PERSONAL & CONFIDENTIAL
              ATTN CHAD & JASON LATVAAHO
              10939 89TH AVE N
              MAPLE GROVE MN  55369-4008

MONEY MARKET  STATE STREET BK & TR CO CUST             B               7.93%          0.16%
              IRA R/O WILLIAM S CLAY II
              3306 MASTERS DR
              MONTGOMERY TX  77356-5353

MONEY MARKET  STATE STREET BK & TR CO CUST             C              13.94%          0.34%
              FBO TILLIE E BRUELL
              IRA ROLLOVER
              2901 WILLOWBRIDGE CIRCLE
              AUSTIN TX  78703-1055

MONEY MARKET  ING LIFE INSURANCE & ANNUITY CO          I              41.81%         15.51%
              ATTN VALUATION UNIT - TN41
              151 FARMINGTON AVE
              HARTFORD CT  06156-0001


                          INVESTMENT ADVISORY AGREEMENT

         The investment adviser for the Funds is ING Investments, LLC ("Investment Adviser" or "ING Investments"), which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Directors of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to another investment adviser, ING Investment Management Co. ("INGIM" or the "Sub-Adviser"), formerly Aeltus Investment Management, Inc., serves as Sub-Adviser to the Funds. The Investment Adviser and INGIM are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the field of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

         On February 26, 2001, the name of the Investment Adviser changed from "ING Pilgrim Investments, Inc." to "ING Pilgrim Investments, LLC." On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 1, 2002, INGIM served as investment adviser to all the Funds.

         The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Company, on behalf of the Funds. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for each Fund. Pursuant to sub-advisory agreements (each a "Sub-Advisory Agreement" and collectively, the "Sub-Advisory Agreements") the Investment Adviser has delegated certain management responsibilities INGIM. The Investment Adviser oversees the investment management of INGIM for the Funds.

         The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Funds and to furnish advice and recommendations with respect to investment of each Fund's assets and the purchase or sale of its portfolio securities. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Funds for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

      The Investment Management Agreement was last approved on December 17, 2003; the Investment Management Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by
(a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

         In connection with each annual approval, the Board is provided with qualitative and quantitative information to assist it in evaluating whether to approve the continuance of the Agreement. In approving the Investment Management Agreement through December 31, 2004, the Board was advised by independent counsel, and considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for each Fund including a comparison to fees paid by other comparable mutual funds; (4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of each Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for all the Funds as well as the fees the administrator receives for such services, including their services in: (i) conducting a comprehensive review of third-party service provider relationships for the Funds, which is expected to result in significant expense savings; (ii) developing new methodologies for presenting information as part of the annual contract review process; and (iii) developing customer identification procedures in connection with money laundering policies. The Board also considered the Investment Adviser's undertaking to maintain expense limitations with respect to the Bond and Government Funds through March 31, 2005.

         In reviewing the terms of the Investment Management Agreement and in discussions with the Investment Adviser concerning the Investment Management Agreement, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement is in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement.

         The Investment Management Agreement may be terminated without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

         The Investment Adviser bears the expense of providing its services and pays the fees of INGIM. For its services, each Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

                             INVESTMENT ADVISER FEES

     FUND         ADVISORY FEE         ASSETS
--------------    ------------   ---------------------
     Bond            0.500%      On first $250 million
                     0.475%      On next $250 million
                     0.450%      On next $250 million
                     0.425%      On next $1.25 billion
                     0.400%         Over $2 billion

ING Government       0.500%      On first $250 million
                     0.475%      On next $250 million
                     0.450%      On next $250 million
                     0.425%      On next $1.25 billion
                     0.400%         Over $2 billion

 Money Market        0.400%      On first $500 million
                     0.350%      On next $500 million
                     0.340%       On next $1 billion
                     0.330%       On next $1 billion
                     0.300%         Over $3 billion

         For the year ended March 31, 2004, investment advisory fees paid to ING Investments were as follows:

     FUND               TOTAL INVESTMENT ADVISORY FEES     WAIVER    NET ADVISORY FEES PAID
--------------          ------------------------------    --------   ----------------------
     Bond                       $      712,920            $186,297       $       526,623
ING Government                  $      407,791            $ 89,184       $       318,607
 Money Market                   $    1,145,498            $ 34,531       $     1,110,967

         For the year ended March 31, 2003, investment advisory fees paid to ING Investments were as follows:

     FUND               TOTAL INVESTMENT ADVISORY FEES     WAIVER    NET ADVISORY FEES PAID
-------------           ------------------------------    --------   ----------------------
     Bond                       $      595,313            $152,249       $       443,064
ING Government                  $      339,466            $ 98,052       $       241,414
 Money Market                   $    1,528,421            $  8,583       $     1,519,838

         For the period March 1, 2002 through March 31, 2002, investment advisory fees paid to ING Investments were as follows:

     FUND               TOTAL INVESTMENT ADVISORY FEES     WAIVER    NET ADVISORY FEES PAID
--------------          ------------------------------    --------   ----------------------
     Bond                       $       39,114            $  6,611       $        32,503
ING Government                  $       18,397            $  6,631       $        11,766
 Money Market                   $      144,914            $      0       $       144,914

         For the period November 1, 2001 through February 28, 2002 and the year ended October 31, 2001, investment advisory fees were paid to INGIM (investment adviser to the Funds prior to March 1, 2002) were as follows:

Period November 1, 2001 through February 28, 2002 *

     FUND               TOTAL INVESTMENT ADVISORY FEES     WAIVER    NET ADVISORY FEES PAID
--------------          ------------------------------    --------   ----------------------
     Bond                       $    145,440              $ 25,878       $      119,562
ING Government                  $     73,985              $ 26,680       $       47,305
 Money Market                   $    583,299              $      0       $      583,299

* The Funds changed their fiscal year ends from October 31st to March 31st.

Year Ended October 31, 2001

     FUND               TOTAL INVESTMENT ADVISORY FEES     WAIVER    NET ADVISORY FEES PAID
--------------          ------------------------------    --------   ----------------------
     Bond                       $      358,209            $ 49,899       $       308,310
ING Government                  $      169,511            $ 84,134       $        85,377
 Money Market                   $    1,845,335            $      0       $     1,845,335

                          EXPENSE LIMITATION AGREEMENT

         The Investment Adviser has entered into an expense limitation agreement with the following Funds, pursuant to which ING Investments has agreed to waive or limit its fees. In connection with these agreements and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Funds (which excludes interest, taxes, brokerage commissions, other investment related costs, extraordinary expenses such as litigation, other expenses not incurred in the normal course of each Fund's business, and expenses of any counsel or other persons or services retained by the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser do not exceed the expense limitation shown on the following table:

    FUND                CLASS A         CLASS B       CLASS C     CLASS I
-----------             -------         -------       -------     -------
Bond                     1.00%           1.75%         1.75%       0.75%
Government               0.95%           1.70%         1.70%       0.70%
Money Market              N/A             N/A           N/A         N/A

         Each Fund may at a later date recoup ING Investments for management fees waived and other expenses assumed by ING Investments during the previous 36 months, but only if, after such reimbursement, that Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

         Each expense limitation agreement provides that these expense limitations shall continue until the date set forth in the table below. Thereafter, each agreement will automatically renew for a one-year term unless ING Investments provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by a Fund, without payment of any penalty, upon ninety (90) days prior written notice to ING Investments.

    FUND                TERMINATION DATE
------------            ----------------
Bond                     March 31, 2005
Government               March 31, 2005
Money Market             N/A

                             SUB-ADVISORY AGREEMENT

         The Investment Management Agreement for each Fund provides that the Investment Adviser, with the approval of the Company's Board of Directors, may select and employ investment advisers to serve as a Sub-Adviser for any Fund, and shall monitor the Sub-Adviser's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to INGIM, executive salaries and expenses of the Directors and officers of the Company who are employees of the Investment Adviser or its affiliates. INGIM pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

         Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Funds are borne by the Funds, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating each Fund's net asset value; taxes, if any, and the preparation of each Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Funds under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Funds who are not employees of the Investment Adviser or any Sub-Adviser, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

         The Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of a Fund, or the shareholders of such Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement, after an initial term through December 31, 2003, continues in effect from year to year, subject to the annual approval of the Board, on behalf of a Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of a Fund, who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

         Pursuant to the Sub-Advisory Agreement between the Investment Adviser and INGIM, INGIM serves as the Sub-Adviser to the Funds. In this capacity, INGIM, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Funds, manages each Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. INGIM's address is 10 State House Square, Hartford, Connecticut 06103-3602. INGIM is a wholly owned subsidiary of ING Groep N.V.

         In approving the Sub-Advisory Agreement through December 31, 2004, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of each Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by INGIM; (3) the reasonableness of the compensation paid to INGIM under the Sub-Advisory Agreements, including the advisory fee retained by ING Investments for its services to sub-advised Funds;
(4) the profitability to INGIM of the services provided under the Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of INGIM; and (6) the brokerage and trading activities of

INGIM in managing the Funds' portfolios, the impact of such activities on the performance of the Funds and the sources of research used by INGIM, including research generated by INGIM and soft dollar research. The Board also reviewed information provided by INGIM relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In the context of reviewing the Sub-Advisory Agreements with INGIM, the Board met with senior management and reviewed absolute and relative performance of the Funds. The Board also considered the compensation structure within INGIM and its ability to attract and retain high quality investment professionals. In this regard, the Board considered organizational and personnel changes at INGIM during the past year that are expected to enhance the quality of its investment operations.

         In reviewing the terms of the Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Sub-Advisory Agreement, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Sub-Advisory Agreement is in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Sub-Advisory Agreement.


         As compensation to INGIM for its services, the Investment Adviser pays INGIM a monthly fee in arrears equal to the following as a percentage of a Fund's average daily net assets managed during the month:

     FUND             SUB-ADVISORY FEE *            ASSETS
---------------       ------------------     ---------------------
Bond                        0.225%           On first $250 million
                            0.214%           On next $250 million
                            0.203%           On next $250 million
                            0.191%           On next $1.25 billion
                            0.180%              Over $2 billion

ING Government              0.225%           On first $250 million
                            0.214%           On next $250 million
                            0.203%           On next $250 million
                            0.191%           On next $1.25 billion
                            0.180%              Over $2 billion

Money Market                0.180%           On first $500 million
                            0.158%           On next $500 million
                            0.153%            On next $1 billion
                            0.149%            On next $1 billion
                            0.135%              Over $3 billion

         For the year ended March 31, 2004, ING paid INGIM, in its capacity of Sub-Adviser, the sub-advisory fees of $320,833 (Bond), $ 183,506 (Government) and $ 515,368 (Money Market).
         For the year ended March 31, 2003, ING paid INGIM, in its capacity of Sub-Adviser, the sub-advisory fees of $267,891 (Bond), $152,760 (Government) and $687,790 (Money Market).

         For the period March 1, 2002 through March 31, 2002, ING paid INGIM, in its capacity of Sub-Adviser, sub-advisory fees of $17,602 (Bond), $8,279 (Government) and $65,211 (Money Market).

                             PROXY VOTING PROCEDURES

         The Board of Directors of the Fund (the "Board") has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including the procedures of the Adviser, is attached hereto as Appendix A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database ( www.sec.gov).

                        ADMINISTRATIVE SERVICES AGREEMENT

         ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for all the Funds pursuant to Administrative Services Agreements. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Funds' business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the Sub-Adviser under the Sub-Advisory Agreement, the custodian for the Funds under the Custodian Agreements, the transfer agent for the Funds under the Transfer Agency Agreements, and such other service providers as may be retained by the Funds from time to time. The Administrator acts as a liaison among these service providers to the Funds. The Administrator is also responsible for ensuring that the Funds operate in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Funds. The Administrator is an affiliate of the Investment Adviser.

         For its services, the Administrator is entitled to receive from each Fund a fee at an annual rate of 0.08% of the Fund's average daily net assets. Administrative fees paid by the Funds are as follows:

         For the fiscal year ended March 31, 2004:

                TOTAL ADMINISTRATIVE     ADMINISTRATOR          NET ADMINISTRATIVE SERVICES
COMPANY NAME        SERVICES FEE             WAIVER                       FEES PAID
------------    --------------------     -------------          ---------------------------
    Bond              $ 114,095               $0                        $ 114,095
 Government           $  65,262               $0                        $  65,262
Money Market          $ 229,100               $0                        $ 229,100

         For the fiscal year ended March 31, 2003:

                TOTAL ADMINISTRATIVE     ADMINISTRATOR          NET ADMINISTRATIVE SERVICES
COMPANY NAME        SERVICES FEE             WAIVER                       FEES PAID
------------    --------------------     -------------          ---------------------------
    Bond            $    95,460               $0                        $  95,460
 Government         $    54,423               $0                        $  54,423
Money Market        $   306,669               $0                        $ 306,669

         Prior to April 1, 2002, INGIM provided administrative services to the Funds pursuant to administrative agreements. The services provided by INGIM included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

         For the period November 1, 2001 through March 31, 2002:

                             TOTAL ADMINISTRATIVE                             NET ADMINISTRATIVE SERVICES
COMPANY NAME                     SERVICES FEE        ADMINISTRATOR WAIVER              FEES PAID
------------                 --------------------    --------------------     ---------------------------
    Bond                           $ 36,911                  $0                        $ 36,911
 Government                        $ 18,476                  $0                        $ 18,476
Money Market                       $182,053                  $0                        $182,053

         For the fiscal year ended October 31, 2001, administrative services fees paid to INGIM (in its capacity as the former administrator to the Funds ) were as follows:

Year Ended October 31, 2001

                            TOTAL ADMINISTRATIVE                             NET ADMINISTRATIVE SERVICES
COMPANY NAME                    SERVICES FEE        ADMINISTRATOR WAIVER              FEES PAID
------------                --------------------    --------------------     ---------------------------
    Bond                           $ 71,642                  $0                        $ 71,642
 Government                        $ 33,902                  $0                        $ 33,902
Money Market                       $461,334                  $0                        $461,334

                              PRINCIPAL UNDERWRITER

         Shares of the Funds are distributed by ING Funds Distributor, LLC ("ING Funds Distributor" or the "Distributor") pursuant to an Underwriting Agreement between the Company, on behalf of the Funds, and the Distributor. The Underwriting Agreement requires the Distributor to use its best efforts on a continuing basis to solicit purchases of shares of the Funds. The Company and the Distributor have agreed to indemnify each other against certain liabilities. The Underwriting Agreement will remain in effect for two years from its inception date and from year to year thereafter only if its continuance is approved annually by a majority of the Board who are not parties to such agreement or "interested persons" of any such party and must be approved either by votes of a majority of the Directors or a majority of the outstanding voting securities of the Funds. See the Prospectuses for information on how to purchase and sell shares of the Funds, and the charges and expenses associated with an investment. The sales charge retained by the Distributor is not an expense of the Funds and has no effect on the net asset value of the Funds. ING Funds Distributor, LLC, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, is a Delaware corporation and is an indirect wholly owned subsidiary of ING Groep N.V. and an affiliate of ING. Prior to January 1, 2002, INGIM Capital, Inc. ("ACI"), 10 State House Square, Hartford, Connecticut 06103-3602, was the distributor for the Funds.

For the year ended March 31, 2004, fees were paid to ING Funds Distributor, LLC as follows:

COMPANY NAME                              TOTAL UNDERWRITING FEES
------------                              -----------------------
     Bond                                         $316,022
ING Government                                    $195,010
 Money Market                                     $ 49,880

For the year ended March 31, 2003, fees were paid to ING Funds Distributor, LLC as follows:

COMPANY NAME                              TOTAL UNDERWRITING FEES
------------                              -----------------------
     Bond                                         $230,084
ING Government                                    $156,813
 Money Market                                     $ 52,592

         For the period January 1, 2002 through March 31, 2002, fees were paid to ING Funds Distributor, LLC as follows:

COMPANY NAME                              TOTAL UNDERWRITING FEES
------------                              -----------------------
     Bond                                         $35,904
ING Government                                    $17,722
 Money Market                                     $ 4,449

         For the period November 1, 2001 through December 31, 2001 Shareholder Services and Distribution fees were paid to ACI (principal underwriter for the Funds prior to January 1, 2002) as follows:

COMPANY NAME                             TOTAL UNDERWRITING FEES
------------                             -----------------------
    Bond                                         $23,936
 Government                                      $12,986
Money Market                                     $ 2,128

         The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Funds or an affiliated person of that affiliated person, directly or indirectly, from the Funds during the Funds' most recent fiscal year:

                                           NET UNDERWRITING   COMPENSATION ON
                     NAME OF PRINCIPAL      DISCOUNTS AND     REDEMPTIONS AND      BROKERAGE             OTHER
FUND                    UNDERWRITER          COMMISSIONS        REPURCHASES       COMMISSIONS        COMPENSATION
-----------------------------------------------------------------------------------------------------------------
Bond                 ING Funds                  $3,270             $ 6,999            $2,173              $0
                     Distributor, LLC
ING Government       ING Funds                  $1,436             $   782            $  911              $0
                     Distributor, LLC
Money Market         ING Funds                  $    0             $16,658            $   23              $0
                     Distributor, LLC

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

         Fund shares are distributed by ING Funds Distributor. With respect to Class A shares of the Funds (other than Money Market), the Distributor is paid an annual fee at the rate of 0.25% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholder Services Plan"). With respect to Class B shares of the Funds, the Distributor is paid an annual fee at the rate of 1.00% of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. With respect to Class C shares of the Funds (other than Money Market), the Distributor is paid an annual fee at the rate of 1.00% ) of the value of average daily net assets attributable to those shares under a Distribution and Shareholder Services Plan. The Funds do not have a distribution plan for Class I shares. The fee for a specific class may be used to pay securities dealers (which may include the principal underwriter itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts, the fee may be paid to cover expenses incurred in promoting the sale of that class of shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution and/or administrative services for the Funds; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees and contingent deferred sales charges. The fee for Class B shares may also be used to pay the financing cost of accruing certain unreimbursed expenses. The Distributor may re-allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

         The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under each Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether each Plan should be continued. The terms and provisions of the Plans relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

         The Distribution and Shareholder Services Plans continue from year to year from their inception dates, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholder Services Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholder Services Plans must be approved by the Board in the manner described above for annual renewals. The Distribution and Shareholder Services Plans may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholder Services Plans. All persons who are under common control with the Funds could be deemed to have a financial interest in the Plans. No other interested person of the Funds has a financial interest in the Plans.

         In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including (1) the advantages to the shareholders of economies of scale resulting from growth in the Funds' assets and potential continued growth, (2) the services provided to the Funds and its shareholders by the Distributor, and (3) the Distributor's shareholder distribution-related expenses and costs.

         The Investment Adviser, Sub-Adviser or their affiliates may make payments to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.07% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) and the selling broker-dealer.

         Total distribution expenses incurred by the Distributor for the costs of promotion and distribution with respect to each class of shares for the following Funds paid to ING Funds Distributor, LLC for the year ended March 31, 2004 were as follows:

DISTRIBUTION EXPENSES                CLASS A     CLASS B     CLASS C     CLASS I
---------------------               --------    --------    --------    --------
        Bond

Advertising                         $  1,139    $     52    $     34    $    472
Printing                            $ 21,649    $    980    $    647    $  8,964
Salaries & Commissions              $139,836    $  6,332    $  4,179    $ 57,904
Broker Servicing                    $213,620    $  9,673    $  6,384    $ 88,456
Miscellaneous                       $ 57,059    $  2,584    $  1,705    $ 23,627
TOTAL                               $433,303    $ 19,621    $ 12,949    $179,423

  ING Government

Advertising                         $    526    $     34    $     12    $    173
Printing                            $  9,985    $    653    $    237    $  3,292
Salaries & Commissions              $ 73,161    $  4,785    $  1,739    $ 24,118
Broker Servicing                    $139,630    $  9,133    $  3,319    $ 46,030
Miscellaneous                       $ 29,664    $  1,940    $    705    $  9,779
TOTAL                               $252,966    $ 16,545    $  6,012    $ 83,392

    Money Market

Advertising                         $   2859    $     90    $    129    $  2,092
Printing                            $ 54,320    $  1,710    $  2,446    $ 39,753
Salaries & Commissions              $274,847    $  8,654    $ 12,377    $201,142
Broker Servicing                    $119,551    $  3,764    $  5,384    $ 87,491
Miscellaneous                       $120,966    $  3,809    $  5,447    $ 88,527
TOTAL                               $572,543    $ 18,027    $ 25,783    $419,005

         In addition to paying fees under the Funds' Distribution and Shareholder Servicing Plan, the Funds may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Adviser (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Funds to intermediaries may take two forms: (1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account. These may include payments for 401K sub-accounting services, networking fees, and omnibus account servicing fees.

         The Funds' Adviser or Distributor, out of its own resources and without additional cost to the Funds or their shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Funds, including Fund affiliates. These amounts would be in addition to the distribution and shareholder servicing payments made by the Funds under the Distribution and Shareholder Servicing Plan, are in addition to trails and commissions. The payments made under these arrangements are paid out of the Adviser's or the Distributor's legitimate profits, and are intended to result in the promotion or distribution of Fund shares.

         Compensation paid by the Adviser or the Distributor may take the form of cash incentives and non-cash compensation, and may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; occasional entertainment; ticket charges; charitable contributions to charities supported by an intermediary; payment for travel expenses (including meals and lodging) incurred by sales personnel to locations appropriate under applicable NASD Rules for such seminars or training programs; radio and television shows regarding securities products; seminars for the public; business development and educational enhancement items such a software packages; prospecting lists; client appreciation events; advertising and sales campaigns (including printing and postage expenses) regarding one or more of the Funds or other funds managed by the Adviser; other events sponsored by dealers; and professional certifications and dues. The Distributor also may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor.

         Payment arrangements with financial institutions are generally structured in one of three ways: (1) as a percentage of net assets; (2) as a fixed dollar amount; or (3) as a percentage of gross sales.

Other Payments to Securities Dealers

         Typically, the portion of the front-end sales charge on Class A shares shown in the following tables is paid to your securities dealer. Your securities dealer may, however, receive up to the entire amount of the front-end sales charge. The following table applies to Bond and ING Government:

                                               AMOUNT OF SALES CHARGE TYPICALLY ARE ALLOWED
WHEN YOU INVEST THIS AMOUNT:                   TO DEALERS AS A PERCENTAGE OF OFFERING PRICE:
----------------------------                   --------------------------------------------
Under $50,000                                                    4.25%
$50,000 or more but under $100,000                               4.00%
$100,000 or more but under $250,000                              3.00%
$250,000 or more but under $500,000                              2.25%
$500,000 or more but under $1,000,000                            1.75%

Securities dealers that sell Class A shares in amounts of $1 million or more may be entitled to receive the following commissions:

                                                     COMMISSION
                                                     ----------
-    on sales of $1 million to $2,499,999              1.00%
-    on sales of $2.5 million to $4,999,999            0.50%
-    on sales of $5 million or greater                 0.25%

         For sales of Class B shares, your securities dealer is paid an up-front commission equal to four percent (4%) of the amount sold. Beginning in the thirteenth month after the sale is made, the Distributor uses the 0.25% servicing fee to compensate securities dealers for providing personal services to accounts that hold Class B shares, on a monthly basis.

         For sales of Class C shares (other than Money Market), your securities dealer is paid an up-front commission based on the amount sold. The up-front commission is equal to one percent (1%) of the sales price. This up-front commission is an advance of the 0.25% servicing fee plus the 0.75% distribution fee for the first year. Beginning in the thirteenth month after the sale is made, the Distributor uses the servicing fee and the distribution fee to compensate securities dealers, on a monthly basis.

         The Distributor or its affiliates may make payments in addition to those described above to securities dealers that enter into agreements providing the Distributor with preferential access to registered representatives of the securities dealer. These payments may be in an amount up to 0.13% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer(s).

         In addition, ING may make payments of up to 0.05% of a Fund's average daily net assets to national broker-dealers who, as a result of an acquisition of a member of the Company's selling group, agree to allow Fund shares to be made available to their clients in a proprietary wrap account program, provided such accounts are networked accounts.

         The Distributor or its affiliates may, from time to time, also make payments to clearing firms that offer networking services, which make the Funds available to their customers. Such payments to clearing firms will not exceed 0.10% of the total Fund assets held in omnibus accounts or in customer accounts that designate such firm(s) as the selling broker-dealer.

         The Distributor has agreed to reimburse Financial Network Investment Corporation, an affiliate of the Distributor, for trading costs incurred in connection with trades through the Pershing brokerage clearing system.

         INGIM makes payments to AISI of 0.10% of total Money Market Class A assets held in customer accounts that designate AISI as the selling broker-dealer.

         The Distributor may make, or cause to be made, payments to affiliated and unaffiliated securities dealers that engage in wholesaling efforts on behalf of the Company and the Funds. These payments will not exceed 0.33% of the value of Fund shares sold as a result of such wholesaling efforts. The Distributor may also pay such firms a quarterly fee based on a percentage of assets retained as of the end of a calendar quarter, not to exceed 0.125% of the value of such assets.

         The value of a shareholder's investment will be unaffected by these payments.

         For the year ended March 31, 2004, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                      CLASS A SALES
                      CHARGES BEFORE       CLASS A SALES
                          DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                   RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
Bond                     $31,065               $3,270                 $0                 $755
ING Government           $13,642               $1,436                 $0                 $660
Money Market               N/A                   N/A                  $0                 $  0

         For the year ended March 31, 2003, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                        CLASS A SALES
                        CHARGES BEFORE       CLASS A SALES
                            DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                     RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
Bond                       $24,187               $2,546                 $0                $  184

ING Government             $16,625               $1,750                 $0                $6,313
Money Market                 N/A                   N/A                  $0                $    0

         For the period November 1, 2001 to March 31, 2002, the Distributor received the following amounts in sales charges in connection with the sale of shares:

                                  CLASS A SALES
                                  CHARGES BEFORE       CLASS A SALES
                                      DEALER           CHARGES AFTER       CLASS B DEFERRED    CLASS C DEFERRED
FUND                               RE-ALLOWANCE     DEALER RE-ALLOWANCE     SALES CHARGES        SALES CHARGES
Bond                                 $ 7,144               $  752                 $0                $    0
ING Government                       $46,303               $4,874                 $0                $2,268
Money Market                           N/A                   N/A                  $0                $    0

         For the year ended October 31, 2001, ACI received net commissions from the sales of Class A shares and contingent deferred sales charges from redemptions of Class C shares as follows.

FUND
----
Bond                                $1,413
Government                          $  933
Money Market                         N/A

                        PURCHASE AND REDEMPTION OF SHARES

         Class I shares of the Company are purchased and redeemed at the applicable net asset value ("NAV") next determined after a purchase or redemption order is received, as described in the Prospectus. Class B and Class C shares of the Company are purchased at the applicable NAV next determined after a purchase order is received. Class B and Class C shares are redeemed at the applicable NAV next determined less any applicable contingent deferred sales charge ("CDSC") after a redemption request is received, as described in the Prospectus. Class A shares of the Company are purchased at the applicable NAV next determined after a purchase order is received less any applicable front-end sales charge and redeemed at the applicable NAV next determined adjusted for any applicable CDSC after a redemption request is received, as described in the Prospectus.

         Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by a Fund of securities owned by it is not reasonably practicable, or
(ii) it is not reasonably practicable for a Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of a Fund.

         Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Funds. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

         Any written request to redeem shares in amounts in excess of $100,000 must bear the signatures of all the registered holders of those shares. The signatures must be guaranteed by a national or state bank, trust company or a member of a national securities exchange. Information about any additional requirements for shares held in the name of a corporation, partnership, trustee, guardian or in any other representative capacity can be obtained from the transfer agent.

         A Fund has the right to satisfy redemption requests by delivering securities from its investment portfolio rather than cash when it decides that distributing cash would not be in the best interests of shareholders. However, a Fund is obligated to redeem its shares solely in cash up to an amount equal to the lesser of $250,000 or 1% of its net assets for any one shareholder of a Fund in any 90-day period. To the extent possible, the Fund will distribute readily marketable securities, in conformity with applicable rules of the Commission. In the event such redemption is requested by institutional investors, the Fund will weigh the effects on nonredeeming shareholders in applying this policy. Securities distributed to shareholders may be difficult to sell and may result in additional costs to the shareholders.

         Purchases and exchanges should be made for investment purposes only. The Funds reserve the right to reject any specific purchase or exchange request. In the event a Fund rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed until the Fund receives further redemption instructions.

Front-end Sales Charge Waivers

Front-end sales charges will not apply if you are buying Class A shares with proceeds from the following sources:

         1.       Redemptions from any ING -advised Fund if you:

                           - Originally paid a front-end sales charge on the shares and

                           - Reinvest the money within 90 days of the redemption date.

The Fund's front-end sales charges will also not apply to Class A purchases by:

         1. Employees of ING Groep N.V. and its affiliates (including retired employees and members of employees' and retired employees' immediate families and board members and their immediate families), NASD registered representatives of ING Funds Distributor, LLC or any affiliated broker-dealer (including members of their immediate families) purchasing shares for their own accounts, and members of the Board (including their immediate families).

         2. Investors who purchase Fund shares with redemption proceeds received in connection with a distribution from a retirement plan investing either (1) directly in any Fund or through an unregistered separate account sponsored by ING Life and Annuity Company ("ILIAC") or any successor thereto or affiliate thereof or (2) in a registered separate account sponsored by ILIAC or any successor thereto or affiliate thereof, but only if no deferred sales charge is paid in connection with such distribution and the investor receives the distribution in connection with a separation from service, retirement, death or disability.

         3. Certain trust companies and bank trust departments investing on behalf of their clients.

         4. Certain retirement plans that are sponsored by an employer and have plan assets of $500,000 or more.

         5. Broker-dealers, registered investment advisers and financial planners that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) on behalf of clients participating in advisory fee programs.

         6. Current employees of broker-dealers and financial institutions that have entered into a selling agreement with ING Funds Distributor, LLC (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of fund shares) and their immediate family members, as allowed by the internal policies of their employer.

         7.       Registered investment companies.

         8.       Insurance companies (including separate accounts).

         9. Shareholders of the Adviser Class at the time such shares were redesignated as Class A shares.

         10.      Certain executive deferred compensation plans.

Contingent Deferred Sales Charge

Certain Class A shares, all Class B shares and all Class C shares (except for Money Market) are subject to a CDSC, as described in the Prospectus. For shareholders opening accounts on or after March 1, 2002, there is no CDSC imposed on:

         - redemptions of shares purchased through reinvestment of dividends or capital gains distributions;

         - shares purchased more than one year (in the case of Class A and Class C shares), or six years (in the case of Class B shares) prior to the redemption; and

         -        redemptions of Money Market Class A and Class C shares unless:

                           - those shares were purchased through an exchange from another Fund within one year (in the case of Class A and Class C shares) prior to the redemption; and

                           -        the original purchase of the shares
                                    exchanged was subject to a CDSC.

CDSC Waivers

The CDSC will be waived for:

         -        exchanges to other Funds of the same class;

         - redemptions following the death or disability of the shareholder or beneficial owner;

         - redemptions related to distributions from retirement plans or accounts under Code Section 403(b) after you attain age
                  70 1/2;

         - tax-free returns of excess contributions from employee benefit plans;

         - distributions from employee benefit plans, including those due to plan termination or plan transfer; and

         - redemptions made in connection with the Automatic Cash Withdrawal Plan (see Shareholder Services and Other Features), provided that such redemptions:

         - are limited annually to no more than 12% of the original account value;

         -        are made in equal monthly amounts, not to exceed 1% per month;
                  and

         - the minimum account value at the time the Automatic Cash Withdrawal Plan was initiated was no less than $10,000.

Letter of Intent

         You may qualify for a reduced sales charge when you buy Class A shares (other than Money Market), as described in the prospectus. At any time, you may file with the Company a signed shareholder application with the Letter of Intent section completed. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter of Intent. Sales charge reductions are based on purchases in more than one Fund and will be effective only after notification to ACI that the investment qualifies for a discount. Your holdings in the Funds (other than Money Market shares), acquired within 90 days of the day the Letter of Intent is filed, will be counted towards completion of the Letter of Intent and will be entitled to a retroactive downward adjustment in the sales charge. Such adjustment will be made by the purchase of additional shares in an equivalent amount.

         Five percent (5%) of the amount of the total intended purchase will be held by the transfer agent in escrow until you fulfill the Letter of Intent. If, at the end of the 13-month period, you have not met the terms of the Letter of Intent an amount of shares equal to the difference owed will be deducted from your account. In the event of a total redemption of the account before fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

         If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending on the amount actually purchased during the period. The upward adjustment will be paid with shares redeemed from your account.

Right of Accumulation/Cumulative Quantity Discount

         A purchaser of Class A shares may qualify for a cumulative quantity discount by combining a current purchase (or combined purchases as described above) with certain other Class A shares (excluding Money Market) of the Funds already owned. To determine if you may pay a reduced front-end sales charge, the amount of your current purchase is added to the cost or current value, whichever is higher, of your other Class A shares (excluding Money Market), as well as those Class A shares (excluding Money Market) of your spouse and children under the age of 21. If you are the sole owner of a company, you may also add any company accounts, including retirement plan accounts invested in Class A shares (excluding Money Market) of the Funds. Companies with one or more retirement plans may add together the total plan assets invested in Class A shares (excluding Money Market) of the Funds to determine the front-end sales charge that applies.

         To qualify for the cumulative quantity discount on a purchase through an investment dealer, when each purchase is made the investor or dealer must provide the Company with sufficient information to verify that the purchase qualifies for the privilege or discount. The shareholder must furnish this information to the Company when making direct cash investments.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

         Subject to the supervision of the Board, INGIM has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions on those trades. It is INGIM's policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. INGIM also considers the sale of shares of the Funds and of other investment companies advised by INGIM as a factor in the selection of brokerage firms to execute the Funds' portfolio transactions or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to INGIM's duty to obtain best execution.

         INGIM receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds and other investment companies, services related to the execution of trades on behalf of a Fund, the providing of equipment used to communicate research information and specialized consultations with Company personnel with respect to computerized systems and data furnished to the Funds as a component of other research services. INGIM considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. It is the policy of INGIM, in selecting a broker to effect a particular transaction, to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. Research services furnished by brokers through whom the Funds effect securities transactions may be used by INGIM in servicing all of its accounts; not all such services will be used by INGIM to benefit the Funds.

         Consistent with federal law, INGIM may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. The judgment of INGIM as to whether and how it will obtain the specific brokerage and research services, will be based upon an analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect INGIM's opinion as to which services and which means of payment are in the long-term best interests of the Funds.

         INGIM may buy or sell the same security at or about the same time for a Fund and another advisory client of INGIM, including clients in which affiliates of INGIM have an interest. INGIM normally will aggregate the respective purchases or sales (including initial public offerings or IPOs), and then allocate as nearly as practicable on a pro rata basis in proportion to the amount to be purchased or sold. In the event that allocation is done other than on a pro rata basis, the main factors to be considered in determining the amounts to be allocated are the respective investment objectives of a Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

Brokerage commissions were paid as follows:

         For the fiscal year ended March 31, 2004:

FUND                                                           COMMISSION
----                                                           ----------
Bond                                                             $8,415
ING Government                                                   $1,565
Money Market                                                     $    0

         For the fiscal year ended March 31, 2003:

FUND                                                            COMMISSION
----                                                            ----------
Bond                                                                $0
ING Government                                                      $0
Money Market                                                        $0

         For the period November 1, 2001 through March 31, 2002:

FUND                                                              COMMISSION
----                                                              ----------
Bond                                                                  $0
ING Government                                                        $0
Money Market                                                          $0

         For the fiscal year ended October 31, 2001:

FUND                                                              COMMISSION
----                                                              ----------
Bond                                                                $3,132
ING Government                                                      $  284
Money Market                                                        $    0

         For the fiscal year ended March 31, 2004, commissions in the amounts listed below were paid with respect to portfolio transactions with certain brokers because of research services:

FUND                                COMMISSION PAID ON TOTAL TRANSACTIONS
----                                -------------------------------------
Bond                                                  $0
ING Government                                        $0
Money Market                                          $0


         For the fiscal year ended March 31, 2003:

FUND                                 COMMISSION PAID ON TOTAL TRANSACTIONS
----                                 -------------------------------------
Bond                                                   $0
ING Government                                         $0
Money Market                                           $0

         For the period November 1, 2001 to March 31, 2002:

FUND                                 COMMISSION PAID ON TOTAL TRANSACTIONS
----                                 -------------------------------------
Bond                                                   $0
ING Government                                         $0
Money Market                                           $0

         For the fiscal year ended October 31, 2001:

FUND                                 COMMISSIONS PAID ON TOTAL TRANSACTIONS
----                                 --------------------------------------
Bond                                                   $0
ING Government                                         $0
Money Market                                           $0

         The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

         During the fiscal years ended March 31, 2004 and 2003, the period from November 1, 2001 to March 31, 2002 and the fiscal year ended October 31, 2001, none of the Funds used affiliated brokers to execute portfolio transactions.

         During the fiscal year ended March 31, 2004, the following Funds acquired securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of March 31, 2004:

FUND                                        SECURITY DESCRIPTION          MARKET VALUE
----                                        --------------------          ------------
Money Market                          Bank of New York                    $ 2,000,000
Money Market                          Credit Suisse First Boston Corp.    $ 5,097,201
Money Market                          Goldman Sachs Group                 $20,191,000
Money Market                          HSBC Securities, Inc.               $ 2,390,655
Money Market                          Lehman Brothers Holdings, Inc.      $ 2,901,849
Bond                                  Bank of America Securities, Inc.    $ 3,830,316
Bond                                  Bear Stearns                        $ 1,279,903
Bond                                  Credit Suisse First Boston Corp.    $ 2,420,965
Bond                                  JP Morgan Securities                $ 2,453,413
Bond                                  Lehman Brothers Holdings, Inc.      $ 2,027,402
Bond                                  Morgan Stanley                      $   300,588

ING Government                        Bank of America Securities, Inc.    $ 1,117,906
ING Government                        Credit Suisse First Boston Corp.    $   200,817
ING Government                        HSBC Securities, Inc.               $   152,670
ING Government                        Morgan Stanley                      $ 4,813,000

                                 CODE OF ETHICS

         The Funds, the Investment Adviser and ING Funds Distributor, LLC have adopted a Code of Ethics (in compliance with Rule 17j-1 under the 1940 Act) governing personal trading activities of all Directors and officers of the Funds and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by each Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against a Fund that may arise from personal trading. The Code of Ethics also prohibits short-term trading of each Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Funds' Compliance Officer or her designee and to report all transactions on a regular basis. INGIM has adopted its own Code of Ethics to govern the personal trading activities of their personnel.

                        SHAREHOLDER ACCOUNTS AND SERVICES

Systematic Investment

         The Systematic Investment feature, using the EFT capability, allows you to make automatic monthly investments in any Fund. On the application, you may select the amount of money to be moved and the Fund in which it will be invested. In order to elect EFT, you must first have established an account, subject to the minimum amount specified in the Prospectuses. Thereafter, the minimum monthly Systematic Investment is currently $100 per Fund, and we reserve the right to increase that amount. EFT transactions will be effective 15 days following the receipt by the Transfer Agent of your application. The Systematic Investment feature and EFT capability will be terminated upon total redemption of your shares. Payment of redemption proceeds will be held until a Systematic Investment has cleared, which may take up to 12 calendar days.


Shareholder Information

         The Fund's transfer agent will maintain your account information. Account statements will be sent at least quarterly. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account and copies of cancelled checks.

         Consolidated statements reflecting current values, share balances and year-to-date transactions generally will be sent to you each quarter. All accounts identified by the same social security number and address will be consolidated. For example, you could receive a consolidated statement showing your individual and IRA accounts. With the prior permission of the other shareholders involved, you have the option of requesting that accounts controlled by other shareholders be shown on one consolidated statement. For example, information on your individual account, your IRA, your spouse's individual account and your spouse's IRA may be shown on one consolidated statement.

Automatic Cash Withdrawal Plan

         A CDSC may be applied to withdrawals made under this plan. The Automatic Cash Withdrawal Plan permits you to have payments of $100 or more automatically transferred from a Fund to your designated bank account on a monthly basis. To enroll in this plan, you must have a minimum balance of $10,000 in a Fund. Your automatic cash withdrawals will be processed on a regular basis beginning on or about the first day of the month. There may be tax consequences associated with these transactions. Please consult your tax adviser.

Check writing Service

         Check writing is available with Class A, Class C and Class I shares of Money Market. If the amount of the check is greater than the value of your shares, the check will be returned unpaid. In addition, checks written against shares purchased by check or Systematic Investment during the preceding 12 calendar days will be returned unpaid due to uncollected funds. You may select the check writing service by indicating your election on the application or by calling 1-800-992-0180. All notices with respect to checks must be given to the transfer agent.

Cross Investing

         Dividend Investing     You may elect to have dividend and/or
capital gains distributions automatically invested in the same class of another Fund.

         Systematic Exchange    You may establish an automatic exchange of
shares from one Fund to another. The exchange will occur on or about the 15th day of each month and must be for a minimum of $50 per month. Because this transaction is treated as an exchange, the policies related to the exchange privilege apply. There may be tax consequences associated with these exchanges. Please consult your tax adviser.

         Cross investing may only be made in a Fund that has been previously established with the minimum investment. To request information or to initiate a transaction under either or both of these features, please call 1-800-992-0180.

Signature Guarantee

         A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. The Company requires a medallion signature guarantee for redemption requests in amounts in excess of $100,000. In addition, if you wish to have your redemption proceeds transferred by wire to your designated bank account, paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a medallion signature guarantee with your written redemption instructions regardless of the amount of redemption.

         A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("NYSE MSP"). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. Please note that signature guarantees are not provided by notaries public. The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request.

                                 NET ASSET VALUE

         As noted in the Prospectuses, the NAV and offering price of each class of each Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this SAI, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. See "Net Asset Value" in the shareholder guide of the Prospectuses. The long-term debt obligations held in a Fund's portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

         Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) or are deemed unreliable are valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value, may also be valued at their fair values as determined in good faith by or under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

         The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of a Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund's NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

         If a significant event which is likely to impact the value of a foreign security held by a Fund occurs after the time at which the foreign market for such security closes but before the time that the Fund's NAV is calculated on any business day, such event may be taken into account in determining the fair value of such security at the time the Fund calculates its NAV. The Board has adopted procedures under which the fair value of a foreign security may, upon the occurrence of a significant event or if the closing value is deemed unreliable, be determined as of the time a Fund calculates its NAV. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities. A research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV, and there can be no assurance that these analyses and/or models will accurately gauge the effect of subsequent events on closing price of a foreign security. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. The fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Funds are not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations or the closing values are determined in good faith to be more accurate. Unless an event has occurred which constitutes a significant event under procedures adopted by the Board or unless closing prices are otherwise deemed unreliable, events affecting the values of portfolio securities that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Fund's NAV per share.

         Options on currencies purchased by the Funds are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of OTC options.

         The price of silver and gold bullion is determined by measuring the mean between the closing bid and asked quotations of silver and gold bullion set at the time of the close of the NYSE, as supplied by ING Precious Metals Fund's custodian bank or other broker-dealers or banks approved by ING Precious Metals Fund, on each date that the NYSE is open for business.

         The fair value of other assets is added to the value of all securities positions to arrive at the value of a Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

         In computing the NAV for a class of shares of a Fund, all class-specific liabilities incurred or accrued are deducted from the class' net assets. The resulting net assets are divided by the number of shares of the class outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the NAV per share.

         The per share NAV of Class A shares generally will be higher than the per share NAV of shares of the other classes, reflecting daily expense accruals of the higher distribution fees applicable to Class B and Class C shares. It is expected, however, that the per share NAV of the classes, which will differ by approximately the amount of the expense accrual differentials between the classes, will tend to converge immediately after the payment of dividends or distributions.

         Orders received by dealers prior to the close of regular trading on the NYSE will be confirmed at the offering price computed as of the close of regular trading on the NYSE provided the order is received by the Transfer Agent prior to its close of business that same day. It is the responsibility of the dealer to insure that all orders are transmitted timely to the Fund. Orders received by dealers after the close of regular trading on the NYSE will be confirmed at the next computed offering price as described in the Prospectus.


                               TAX CONSIDERATIONS

         The following discussion summarizes certain U.S. federal tax considerations generally affecting the Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Funds. This discussion is based on the Code, Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive.

         Each Fund intends to qualify as a regulated investment company under the Code. To so qualify and to be taxed as a regulated investment company, each Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to a Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income that qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

         The status of the Funds as regulated investment companies does not involve government supervision of management or of their investment practices or policies. As a regulated investment company, a Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains that it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, each Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

         If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

         Distributions

         Dividends of investment company taxable income (including net short-term capital gains) generally are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction, and also may be eligible for federal income taxation at long-term capital gain rates in the case of individual shareholders, to the extent attributable to a Fund's dividend income from certain corporations, and if other applicable requirements are met, including, in the case of corporate dividends received deduction, a requirement that the dividends must have been paid by a U.S. corporation. However, the alternative minimum tax applicable to corporations may reduce the benefit of the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

         Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

         Distributions by a Fund reduce the net asset value of the Fund shares. Should a distribution reduce the net asset value below a shareholder's cost basis, the distribution nevertheless may be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implication of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution, but the distribution will generally be taxable to them.

         Original Issue Discount

         Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

         Some of the debt securities may be purchased by a Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

         Foreign Currency Transactions

         Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of a Fund's net investment income to be distributed to its shareholders as ordinary income.

         Passive Foreign Investment Companies

         A Fund may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute assets which produce passive (i.e., investment type) income or held for the production of passive income or 75% or more of its gross income is passive income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over the period during which a Fund held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund's holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

         A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, another election may be available that involves marking to market the Funds' PFIC stock at the end of each taxable year with the result that unrealized gains are treated as though they were realized and are reported as ordinary income; any mark-to-market losses, as well as loss from an actual disposition of PFIC stock, are reported as ordinary loss to the extent of any net mark-to-market gains included in income in prior years.

         Foreign Withholding Taxes

         Income received by a Fund from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible and may elect to "pass through" to the Fund's shareholders the amount of foreign income and similar taxes paid by that Fund. Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). Each shareholder will be notified within 60 days after the close of the relevant Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

         Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund's income flows through to its shareholders. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend-paying shares or the shares of the Fund are held by the Fund or the shareholders, as the case may be, for less than 16 days (46 days in the case of preferred shares) during the 30-day period (90-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. Foreign taxes may not be deducted in computing alternative minimum taxable income and the foreign tax credit can be used to offset only 90% of the alternative minimum tax (as computed under the Code for purposes of this limitation) imposed on corporations and individuals. If a Fund is not eligible to make the election to "pass through" to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income.

         Options and Hedging Transactions

         The taxation of equity options (including options on narrow-based stock indices) and over-the-counter options on debt securities is governed by Code
Section 1234. Pursuant to Code Section 1234, with respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options and financial contracts in which the Funds may invest are "section 1256 contracts." Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"); however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates as prescribed under the Code) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

         Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of the straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Fund of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.

         A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character, and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         Notwithstanding any of the foregoing, a Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed before the end of the 30th day after the close of the Fund's taxable year, if certain conditions are met.

         Requirements relating to each Fund's tax status as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options and foreign currency forward contracts.

         Other Investment Companies

         It is possible that by investing in other investment companies, a Fund may not be able to meet the calendar year distribution requirement and may be subject to federal income and excise tax. The diversification and distribution requirements applicable to each Fund may limit the extent to which each Fund will be able to invest in other investment companies.

         Sale or Other Disposition of Shares

         Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss depending upon his basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, which generally may be eligible for reduced Federal tax rates, depending on the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent that the shares disposed of are replaced (including replacement through the reinvesting of dividends and capital gain distributions in a Fund) within a period of 61 days beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund's shares held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares.

         In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their shares. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a regulated investment company, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires shares of the same or another regulated investment company and the otherwise applicable sales charge is reduced or eliminated under a "reinvestment right" received upon the initial purchase of shares of stock. In that case, the gain or loss recognized will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred a sales charge initially. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of stock.

         Backup Withholding

         Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (currently 28%) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as a Fund may require, (2) the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, (3) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (4) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

         Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

         Other Taxes

                  Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in a Fund.

                         CALCULATION OF PERFORMANCE DATA

Average Annual Total Return

         Each Fund may, from time to time, include "total return" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                                P(1 + T)(n) = ERV

Where:     P   = a hypothetical initial payment of $1,000,
           T   = the average annual total return,
           n   = the number of years, and
           ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period.

         These total return figures show the average percentage change in value of an investment in the Fund from the beginning date of the measuring period. These figures reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gains distributions made by the Fund during the period were reinvested in shares of the Fund. Figures will be given for one, five and ten year periods (if applicable) and may be given for other periods as well (such as from commencement of the Fund's operations, or on a year-by-year basis).

Average Annual Total Return (After Taxes On Distributions) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                              P (1 + T)(n) = ATV(D)

Where:      P      =  a hypothetical initial payment of $1,000,
            T      =  the average annual total return (after taxes on
                      distributions),
            n      =  the number of years, and
            ATV(D) =  ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The calculations do not consider any potential tax liabilities other than federal tax liability.

Average Annual Total Return (After Taxes on Distributions and Redemption) Quotation

      Each Fund may, from time to time, include "total return after taxes on distributions and redemption" in advertisements or reports to shareholders or prospective investors. Quotations of average annual total return after taxes on distributions and redemption will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula which is prescribed by the SEC:

                             P (1 + T)(n) = ATV(DR)

Where:      P           =  a hypothetical initial payment of $1,000,
            T           =  the average annual total return (after taxes on
                           distributions),
            n           =  the number of years, and
            ATV(DR)     =  ending value of a hypothetical $1,000 payment made at
                           the beginning of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.

      All total return figures assume that all dividends are reinvested when paid. Taxes are calculated using the highest individual marginal federal income tax rates in effect on the reinvestment date. The rates used correspond to the character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions, and long-term capital gain rate for long-term capital gain distributions). The ending value is determined by subtracting capital gain taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. The calculations do not consider any potential tax liabilities other than federal tax liability.


Money Market Yield

      Current yield for the Money Market Funds will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven-day period, less a pro rata share of Fund expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Funds assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

The yield and effective yield for the seven days ended March 31, 2004 were as follows:

                           CLASS A, C AND I      CLASS B
                           ----------------      -------
          Yield                  0.45%            0.20%
Effective Yield                  0.44%            0.20%

The yield and effective yield for Money Market for the seven days ended January 31, 2004 were as follows:

                           CLASS A, C AND I      CLASS B
                           ----------------      -------
Yield                           0.45%             0.20%
Effective Yield                 0.45%             0.20%

30-Day Yield for Certain Non-Money Market Funds

Quotations of yield for the other Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                       Yield = 2[((a - b/cd) + 1)(6) - 1]

Where:        a     =  dividends and interest earned during the period,
              b     =  expenses accrued for the period (net of reimbursements),
              c     =  the average daily number of shares outstanding during the period that were entitled to receive dividends, and
              d     =  the maximum offering price per share on the last day of the period.

      Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (1) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the 30-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. For purposes of "b" above, Rule 12b-1 Plan expenses are included among the expenses accrued for the period. Any amounts representing sales charges will not be included among these expenses; however, the Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

      For purposes of this calculation, it is assumed that each month contains 30 days.

      Undeclared earned income will be subtracted from the NAV per share (variable "d" in the formula). Undeclared earned income is the net investment income, which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

  For the period March 31, 2004:

                                           YIELD (AT POP)
                 --------------------------------------------------------------------
   FUND          CLASS A            CLASS B              CLASS C              CLASS I
   ----          -------            -------              -------              -------
   Bond           3.13%              2.53%                2.54%                3.53%
Government        2.03%              1.34%                1.18%                2.40%

  For the 30-day period ended January 31, 2004:

                                           YIELD (AT POP)
                 --------------------------------------------------------------------
  FUND           CLASS A            CLASS B              CLASS C              CLASS I
  ----           -------            -------              -------              -------
Bond              3.11%              2.51%                2.50%                3.51%
Government        2.26%              1.64%                1.64%                2.62%

      The Company may also from time to time include quotations of yield for Class A that are not calculated according to the formula set forth above. Specifically, the Company may include yield for Class A at the NAV per share on the last day of the period, and not the maximum POP per share on the last day of the period. In which case, variable "d" in the formula will be:

              d = the NAV per share on the last day of the period.

For the 30 day period ended March 31, 2004:

   FUND                     YIELD (AT NAV) CLASS A
   ----                     ----------------------
   Bond                             3.28%
Government                          2.14%

For the 30-day period ended January 31, 2004:

   FUND                     YIELD (AT NAV) CLASS A
   ----                     ----------------------
   Bond                             3.27%
Government                          2.37%

Dividend Yield

      Bond and Government may quote a "dividend yield" for each class of its shares. Dividend yield is based on the dividends paid on shares of a class from net investment income.

      To calculate dividend yield, the most recent dividend of a class declared is multiplied by 12 (to annualize the yield) and divided by the current NAV. The formula is shown below:

      Dividend Yield = (Dividends paid x 12) / Net Asset Value

      The Class A dividend yield may also be quoted with the public offering price (POP) for Class A shares. The POP includes the maximum front-end sales charge. The dividend yield for Class B shares and Class C shares is calculated without considering the effect of contingent deferred sales charges.

The dividend yields for the 30-day dividend period ended March 31, 2004 were as follows:

   FUND         CLASS A (NAV)       CLASS A (POP)      CLASS B      CLASS C      CLASS I
   ----         -------------       -------------      -------      -------      -------
   Bond             4.46                4.25            3.72         3.78         4.71

Government          2.82                2.69            2.04         2.25         3.07

The dividend yields for the 30-day dividend period ended March 31, 2003 were as follows:

   FUND         CLASS A (NAV)       CLASS A (POP)      CLASS B      CLASS C      CLASS I
   ----         -------------       -------------      -------      -------      -------
   Bond             3.32                3.16            2.54         2.59         3.57
Government          2.24                2.13            1.49         1.47         2.49

The dividend yields for the 30-day dividend period ended January 31, 2003 were as follows:

   FUND         CLASS A (NAV)       CLASS A (POP)      CLASS B      CLASS C      CLASS I
   ----         -------------       -------------      -------      -------      -------
   Bond             3.35                3.19            2.63         2.61         3.59
Government          2.25                2.14            1.51         1.45         2.49

      A Fund may also from time to time advertise its yield based on a 30-day or 90-day period ended on a date other than the most recent balance sheet included in the Fund's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based. Any quotation of performance stated in terms of yield (whether based on a 30-day or 90-day period) will be given no greater prominence than the information prescribed under SEC rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

      A Fund may also publish a distribution rate in sales literature and in investor communications preceded or accompanied by a copy of the current Prospectus. The current distribution rate for a Fund is the annualization of the Fund's distribution per share divided by the maximum offering price per share of a Fund at the respective month-end. The current distribution rate may differ from current yield because the distribution rate may contain items of capital gain and other items of income, while yield reflects only earned net investment income. In each case, the yield, distribution rates and total return figures will reflect all recurring charges against Fund income and will assume the payment of the maximum sales load, including any applicable contingent deferred sales charge.

ADDITIONAL PERFORMANCE QUOTATIONS

      Advertisements of total return will always show a calculation that includes the effect of the maximum sales charge but may also show total return without giving effect to that charge. Because these additional quotations will not reflect the maximum sales charge payable, these performance quotations will be higher than the performance quotations that reflect the maximum sales charge.

      Total returns and yields are based on past results and are not necessarily a prediction of future performance.

                             PERFORMANCE COMPARISONS

      In reports or other communications to shareholders or in advertising material, a Fund may compare the performance of its Class A, Class B, Class C, and Class I Shares with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., CDA Technologies, Inc., Value Line, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indexes of investment securities. In addition, certain indexes may be used to illustrate historic performance of select asset classes. The performance information may also include evaluations of the Funds published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal. If a Fund compares its performance to other funds or to relevant indexes, the Fund's performance will be stated in the same terms in which such comparative data and indexes are stated, which is normally total return rather than yield. For these purposes the performance of the Fund, as well as the performance of such investment companies or indexes, may not reflect sales charges, which, if reflected, would reduce performance results.

      In February 1998, the Funds redesignated Adviser Class shares as Class A shares. In March 1999, the Funds introduced Class B shares. CDSC of 5.00% applies for all Class B shares redeemed in the first year, declining to 1.00% on Class B shares redeemed in the sixth year. No CDSC is charged thereafter. The Class B returns without CDSC are net of fund expenses only, and do not deduct a CDSC. In June 1998, the Funds introduced Class C shares. CDSC applies for all Class C shares (except Money Market) redeemed prior to the end of the first eighteen months of ownership. The 1-year Class C returns without CDSC are net of fund expenses only, and do not deduct a CDSC. Neither a front-end sales load nor a CDSC applies to Class A or Class C shares of Money Market.

      The average annual total returns, including sales charges, for each class of shares of each Fund for the one-, five-, and ten-year periods ended March 31, 2003, if applicable, and for classes that have not been in operation for ten years, the average annual total return from for the period from commencement of operations to the latest fiscal year end, is as follows:

Total Return Quotations as of March 31, 2004:

CLASS I

  FUND NAME       1 YEAR    5 YEARS  10 YEARS    SINCE INCEPTION    INCEPTION DATE*
  ---------       ------    -------  --------    ---------------    ---------------
 Money Market     0.47%**    3.11%    4.24%             -              01/03/1992
ING Government    3.09%      5.92%    6.40%             -              01/04/1994
     Bond         6.66%      6.84%    6.90%             -              01/03/1992

CLASS A  (assuming payment of the front-end sales load)

                    FUND NAME                                1 YEAR     5 YEARS     SINCE INCEPTION    INCEPTION DATE*
--------------------------------------------------           ------     -------     ---------------    ---------------
MONEY MARKET
Class A                                                       0.47%      3.11%            4.26%           04/15/1994
ING GOVERNMENT
Class A                                                      (2.14)%     4.62%            5.50%           04/15/1994
Class A (after taxes on distributions)                       (3.31)%     2.88%            3.53%
Class A (after taxes on distributions and sale of
fund shares)                                                 (1.29)%     2.86%            3.45%
BOND
Class A                                                       1.34%      5.53%            6.02%           04/15/1994
Class A (after taxes on distributions)                       (1.04)%     3.37%            3.79%
Class A (after taxes on distributions and sale of
fund shares)                                                  0.83%      3.36%            3.73%

CLASS B  (assuming payment of the CDSC)

                    FUND NAME                                 1 YEAR    5 YEARS     SINCE INCEPTION    INCEPTION DATE*
--------------------------------------------------            ------    -------     ---------------    ---------------
Money Market                                                 (4.83)%     1.89%            2.10%          03/01/1999
ING Government                                               (2.82)%     4.55%            4.77%          03/01/1999
Bond Fund                                                     0.56%      5.42%            5.69%          03/01/1999

CLASS C  (assuming payment of the CDSC)

                    FUND NAME                                 1 YEAR    5 YEARS     SINCE INCEPTION    INCEPTION DATE*
--------------------------------------------------            ------    -------     ---------------    ---------------
Money Market                                                 (0.53)%     3.11%            3.36%          06/30/1998
ING Government                                                1.05%      4.90%            4.75%          06/30/1998
Bond                                                          4.54%      5.75%            5.59%          06/30/1998

* The inception dates above represent the commencement of investment operations, which may not coincide with the effective date of the post-effective amendment to the registration statement through which the Funds were added.

** Total return without the effect of affiliated payments would have been (0.53%).

                                    CUSTODIAN

      The Bank of New York, One Wall Street, New York, New York, serves as custodian of the Funds. The custodian does not participate in determining the investment policies of a Fund nor in deciding which securities are purchased or sold by a Fund. A Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian. For portfolio securities that are purchased and held outside the U.S., Bank of New York has entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

      DST Systems, Inc, 330 West 9th Street, Kansas City, Missouri 64105-1514 serves as the transfer agent dividend-paying agent to the Funds.

                                  LEGAL COUNSEL

      Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99 High Street, Boston Massachusetts 02110. Prior to April 1, 2003, the Funds were audited by other independent registered public accounting firms.

                              FINANCIAL STATEMENTS

      The Financial Statements and the independent registered public accounting firm's reports, thereon, appearing in the Company's Annual Reports for the periods ended March 31, 2004 are incorporated by reference into this SAI. The company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003

I.    INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.   DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

-------------

(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

III.  APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.   VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.

      A.    Routine Matters

      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

      B.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1.    Votes in Accordance with Agent Recommendation

            In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2.    Non-Votes

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures), in substantially the form attached hereto as Exhibit 2.

            If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or an Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

            If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.    CONFLICTS OF INTEREST

In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.   REPORTING AND RECORD RETENTION

      A.    Reporting by the Funds

            Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

      B.    Reporting to the Boards

            At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal
            (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.

                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

                                  ING GET FUNDS

                              ING VP BOND PORTFOLIO

                          ING VP MONEY MARKET PORTFOLIO

                               ING VARIABLE FUNDS

                          ING VARIABLE PORTFOLIOS, INC.

                              ING SERIES FUND, INC.

Effective: July 29, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS
                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?
      EXPLANATION:                                                   YES    NO
`                                                                    [ ]    [ ]

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?
      EXPLANATION:                                                   YES    NO
`                                                                    [ ]    [ ]

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
      EXPLANATION:                                                   YES    NO
`                                                                    [ ]    [ ]

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
      EXPLANATION:                                                   YES    NO
`                                                                    [ ]    [ ]

NAME:                                              DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

Definitions:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5% or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, Aeltus Investment Management, Inc., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

** PLEASE FAX OR EMAIL TO KARLA BOS AT 480-477-2744 OR KARLA.BOS@INGFUNDS.COM **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,

                             DIRECTED SERVICES, INC.

                                       AND

                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 17, 2003

I.    INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.   ROLES AND RESPONSIBILITIES

      A.    Proxy Coordinator

      The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

      B.    Agent

      An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

      The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

      The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

      C.    Proxy Group

      The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

      A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

      A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

      For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
      (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

      If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

      If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

      D.    Investment Professionals

      The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.  VOTING PROCEDURES

      A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

      B.    Routine Matters

      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

      C.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1.    Votes in Accordance with Agent Recommendation

            In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2.    Non-Votes

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, Where Applicable, or Where No Recommendation is Provided by Agent.

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.   CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures.

Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) a copy of each proxy statement received regarding a Fund's portfolio securities; (Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request); (2) a record of each vote cast on behalf of a Fund. (3) a copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision; and (4) a copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                            TITLE OR AFFILIATION
-----------------------     ----------------------------------------------------------------------------------
Stanley D. Vyner            Chief Investment Risk Officer and Executive Vice President of ING Investments, LLC

Karla J. Bos                Acting Proxy Coordinator

Kimberly A. Anderson        Senior Vice President and Assistant Secretary of ING Investments, LLC

Maria Anderson              Assistant Vice President - Manager Fund Compliance of ING Funds Services, LLC

Michael J. Roland           Executive Vice President and Chief Financial Officer of ING Investments, LLC

Todd Modic                  Vice President of Financial Reporting - Fund Accounting of ING Funds Services, LLC

Megan L. Dunphy, Esq.       Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.     Counsel, ING Americas US Legal Services

Effective as of November 17, 2003

                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003

I.    INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

II.   GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous Governance Provisions, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional

Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
THE BOARD OF DIRECTORS

Voting on director nominees in uncontested elections                                    Case-by-Case

Separating Chairman and CEO                                                             Case-by-Case

Shareholder proposals seeking a majority of independent directors                           For

Shareholder proposals asking that board audit, compensation, and/or nominating              For
committees be composed exclusively of independent directors

Shareholder proposals requiring directors to own a minimum amount of company            Case-by-Case
stock in order to qualify as a director or to remain on the board

Term of Office

      -     Shareholder proposals to limit the tenure of outside directors                Against

Age Limits

      -     Shareholder proposals to impose a mandatory retirement age for                  For
            outside directors

Director and Officer Indemnification and Liability Protection                           Case-by-Case

      -     Limit or eliminate entirely directors' and officers' liability for            Against
            monetary damages for violating the duty of care

      -     Proposals that would expand coverage beyond just legal expenses to            Against
            acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

      -     Proposals providing such expanded coverage in cases when a                      For
            director's or officer's legal defense was unsuccessful if:

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------

            (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

            (2)   Only if the director's legal expenses would be covered

PROXY CONTESTS

Voting for director nominees in contested elections                                     Case-by-Case

Reimburse proxy solicitation expenses                                                   Case-by-Case

AUDITORS

Ratifying Auditors                                                                          For

Non-Audit Services

      -     Approval of auditors when total non-audit fees exceed the total of          Case-by-Case
            audit fees, audit-related fees and permissible tax fees

Auditor Independence

      -     Shareholder proposals asking companies to prohibit their auditors           Case-by-Case
            from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

      -     Shareholder proposals asking for mandatory audit firm rotation                Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

      -     Proposals to classify                                                         Against

      -     Proposals to repeal classified boards and to elect all directors                For
            annually

Shareholder Ability to Remove Directors

      -     Proposals that provide that directors may be removed only for cause           Against

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
      -     Proposals to restore shareholder ability to remove directors with or            For
            without cause

      -     Proposals that provide that only continuing directors may elect               Against
            replacement to fill board vacancies

      -     Proposals that permit shareholders to elect directors to fill board             For
            vacancies

Cumulative Voting

      -     Proposals to eliminate cumulative voting                                      Against

      -     Proposals to restore or permit cumulative voting                            Case-by-Case

Shareholder Ability to Call Special Meetings

      -     Proposals to restrict or prohibit shareholder ability to call                 Against
            special meetings

      -     Proposals that remove restrictions on the right of shareholders to              For
            act independently of management

Shareholder Ability to Act by Written Consent

      -     Proposals to restrict or prohibit shareholder ability to take action          Against
            by written consent

      -     Proposals to allow or make easier shareholder action by written                 For
            consent

Shareholder Ability to Alter the Size of the Board

      -     Proposals that seek to fix the size of the board                            Case-by-Case

      -     Proposals that give management the ability to alter the size of the           Against
            board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

      -     Proposals that ask a company to submit its poison pill for                      For
            shareholder ratification

      -     Shareholder Proposals to redeem a company's poison pill                     Case-by-Case

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
      -     Management Proposals to ratify a poison pill                                Case-by-Case

Fair Price Provisions

      -     Proposals to adopt fair price provisions                                    Case-by-Case

      -     Fair price provisions with shareholder vote requirements greater              Against
            than a majority of disinterested shares

Greenmail

      -     Proposals to adopt antigreenmail charter or bylaw amendments or                 For
            otherwise restrict a company's ability to make greenmail payments

      -     Antigreenmail proposals when they are bundled with other charter or         Case-by-Case
            bylaw amendments

Pale Greenmail                                                                          Case-by-Case

Unequal Voting Rights

      -     Dual-class exchange offers                                                    Against

      -     Dual-class recapitalizations                                                  Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

      -     Management proposals to require a supermajority shareholder to                Against
            approve charter and bylaw amendments

      -     Shareholder proposals to lower supermajority shareholder vote                   For
            requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

      -     Management proposals to require a supermajority shareholder vote to           Against
            approve mergers and other significant business combinations

      -     Shareholder proposals to lower supermajority shareholder vote                   For
            requirements for mergers and other

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
            significant business combinations

White Squire Replacements                                                                   For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use independent tabulators,             For
and use independent inspectors of election

Management proposals to adopt confidential voting                                           For

Equal Access

      -     Shareholder proposals that would allow significant company                      For
            shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                                                Case-by-Case

Shareholder Advisory Committees                                                         Case-by-Case

CAPITAL STRUCTURE

Common Stock Authorization

      -     Proposals to increase the number of shares of common stock, taking          Case-by-Case
            into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest

      -     Proposals to increase the number of authorized shares of the class            Against
            of stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

      -     Management proposals to increase common share authorization for a               For
            stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
            of shareholder returns

Reverse Stock Splits

      -     Management proposals to implement a reverse stock split when the                For
            number of shares authorized for issue is proportionately reduced

      -     Proposals to implement a reverse stock split that do not                    Case-by-Case
            proportionately reduce the number of shares of authorized for issue

Preferred Stock

      -     Proposals authorizing the creation of new classes of preferred stock          Against
            with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

      -     Proposals to create blank check preferred stock in cases where the              For
            company expressly states that the stock will not be used as a takeover defense

      -     Proposals to authorize preferred stock in cases where the company               For
            specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

      -     Proposals to increase the number of blank check preferred shares            Case-by-Case
            after analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other than            For
those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                                For

Shareholder Proposals that Seek Preemptive Rights                                       Case-by-Case

Debt Restructuring                                                                      Case-by-Case

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
Share Repurchase Programs                                                                   For

Tracking Stock                                                                          Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION                                                     Case-by-Case

Management Proposals Seeking Approval to Reprice Options                                Case-by-Case

Director Compensation                                                                   Case-by-Case

Employee Stock Purchase Plans                                                           Case-by-Case

OBRA-Related Compensation Proposals

      -     Amendments that Place a Cap on Annual Grants or Amend Administrative            For
            Features

      -     Amendments to Add Performance-Based Goals                                       For

      -     Amendments to Increase Shares and Retain Tax Deductions Under OBRA          Case-by-Case

      -     Approval of Cash or Cash-and-Stock Bonus Plan                                   For

Shareholder Proposals to Limit Executive and Director Pay

      -     Proposals that seek additional disclosure of director pay                       For
            information

      -     Proposals that seek additional disclosure of executive pay                      For
            information

      -     All other proposals that seek to limit executive and director pay           Case-by-Case

Golden and Tin Parachutes

      -     Shareholder proposals to have golden and tin parachutes submitted               For
            for shareholder ratification

      -     All proposals to ratify or cancel golden or tin parachutes                  Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                      For

401(k) Employee Benefit Plans                                                               For

Shareholder proposals to expense stock options, unless                                      For

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
company has already publicly committed to expensing options by a specific date

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                       Case-by-Case

Voting on Reincorporation Proposals                                                     Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions                                                                Case-by-Case

Corporate Restructuring                                                                 Case-by-Case

Spinoffs                                                                                Case-by-Case

Asset Sales                                                                             Case-by-Case

Liquidations                                                                            Case-by-Case

Appraisal Rights                                                                            For

Changing Corporate Name                                                                     For

Adjournment of Meeting

      -     Proposals to adjourn a meeting when the primary proposal is also                For
            voted FOR

MUTUAL FUND PROXIES

Election of Directors                                                                   Case-by-Case

Converting Closed-end Fund to Open-end Fund                                             Case-by-Case

Proxy Contests                                                                          Case-by-Case

Investment Advisory Agreements                                                          Case-by-Case

Approving New Classes or Series of Shares                                                   For

Preferred Stock Proposals                                                               Case-by-Case

1940 Act Policies                                                                       Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                        Case-by-Case

Change Fundamental Investment Objective to                                              Case-by-Case

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
Nonfundamental

Name Rule Proposals                                                                     Case-by-Case

Disposition of Assets/Termination/Liquidation                                           Case-by-Case

Changes to the Charter Document                                                         Case-by-Case

Changing the Domicile of a Fund                                                         Case-by-Case

Change in Fund's Subclassification                                                      Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                 For
Approval

Distribution Agreements                                                                 Case-by-Case

Master-Feeder Structure                                                                     For

Mergers                                                                                 Case-by-Case

Shareholder Proposals to Establish Director Ownership Requirement                          Against

Reimburse Shareholder for Expenses Incurred                                             Case-by-Case

Terminate the Investment Advisor                                                        Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES                                                         Case-by-Case

GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Routine Management Proposals                                                                For

      -     The opening of the shareholder meeting                                          For

      -     That the meeting has been convened under local regulatory                       For
            requirements

      -     The presence of quorum                                                          For

-           The agenda for the shareholder meeting                                          For

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
      -     The election of the chair of the meeting                                        For

      -     The appointment of shareholders to co-sign the minutes of the                   For
            meeting

      -     Regulatory filings (e.g., to effect approved share issuances)                   For

      -     The designation of inspector or shareholder representative(s) of                For
            minutes of meeting

      -     The designation of two shareholders to approve and sign minutes of              For
            meeting

      -     The allowance of questions                                                      For

      -     The publication of minutes                                                      For

      -     The closing of the shareholder meeting                                          For

      -     Other similar routine management proposals                                      For

Discharge of Management/Supervisory Board Members

      -     Management proposals seeking the discharge of management and                    For
            supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Remuneration                                                                   Case-by-Case

      -     Proposals to approve the remuneration of directors as long as the               For
            amount is not excessive and there is no evidence of abuse

Approval of Financial Statements and Director and Auditor Reports

      -     Management proposals seeking approval of financial accounts and                 For
            reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

      -     Proposals to authorize the board to determine the                               For

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
            remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                               Against

Allocation of Income and Dividends

      -     Management proposals concerning allocation of income and the                    For
            distribution of dividends, unless the amount of the distribution is consistently and unusually small or large

Stock (Scrip) Dividend Alternatives                                                         For

      -     Stock (scrip) dividend proposals that do not allow for a cash option          Against
            unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                  Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

      -     Debt issuances for companies when the gearing level is between zero             For
            and 100 percent

      -     Proposals where the issuance of debt will result in the gearing             Case-by-Case
            level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

      -     Adoption of financing plans if they are in the best economic                    For
            interests of shareholders

                                    PROPOSAL                                             GUIDELINES
------------------------------------------------------------------------------          ------------
Related Party Transactions

      -     Approval of such transactions unless the agreement requests a                   For
            strategic move outside the company's charter or contains unfavorable terms

Capitalization of Reserves

      -     Proposals to capitalize the company's reserves for bonus issues of              For
            shares or to increase the par value of shares

Amendments to Articles of Association                                                   Case-by-Case

      -     That are editorial in nature                                                    For

      -     Where shareholder rights are protected                                          For

      -     Where there is negligible or positive impact on shareholder value               For

      -     For which management provides adequate reasons for the amendments               For

      -     Which the company is required to do so by law (if applicable)                   For

                       STATEMENT OF ADDITIONAL INFORMATION

                              ING SERIES FUND, INC
                             Brokerage Cash Reserves

                         7337 East Doubletree Ranch Road
                            Scottsdale, Arizona 85258
                                 (800) 992-0180

                         AUGUST 1, 2004 as supplemented
                                 July 21, 2005

Brokerage Cash Reserves (the "Fund") is a series of ING Series Fund, Inc. (the "Company"). This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Fund's current Prospectus dated August 1, 2004. Capitalized terms not defined herein are used as defined in the Prospectus.

The Fund's Financial Statements and the independent registered public accounting firm's report thereon, included in the Company's Annual Report, are incorporated herein by reference in this SAI. A free copy of the Company's Annual Report and the Prospectus is available upon request by writing to: ING Series Fund, Inc., 7337 Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, or by calling 1-800-992-0180.

                                TABLE OF CONTENTS

GENERAL INFORMATION.............................................................    1
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES.................................    2
INVESTMENT TECHNIQUES AND RISK FACTORS..........................................    4
MANAGEMENT OF THE FUND..........................................................   19
DIRECTOR OWNERSHIP OF SECURITIES................................................   24
DIRECTOR COMPENSATION...........................................................   25
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS......................................   26
THE INVESTMENT ADVISORY AGREEMENT...............................................   26
EXPENSE LIMITATION AGREEMENT....................................................   29
SUB-ADVISORY AGREEMENT..........................................................   30
PROXY VOTING PROCEDURES.........................................................   32
ADMINISTRATIVE SERVICES AGREEMENT...............................................   32
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS.............................   33
PURCHASE AND REDEMPTION OF SHARES...............................................   36
BROKERAGE ALLOCATION AND TRADING POLICIES.......................................   38
SHAREHOLDER ACCOUNTS AND SERVICES...............................................   39
NET ASSET VALUE.................................................................   40
TAX STATUS......................................................................   40
PERFORMANCE INFORMATION.........................................................   44
CUSTODIAN.......................................................................   45
TRANSFER AGENT..................................................................   45
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................   45
FINANCIAL STATEMENTS............................................................   46
APPENDIX A......................................................................   47

                               GENERAL INFORMATION

On March 1, 2002, the name of the Company changed from Aetna Series Fund, Inc. to ING Series Fund, Inc.

INCORPORATION - The Company was incorporated under the laws of Maryland on June 17, 1991.

SERIES - The Company currently offers multiple series. Brokerage Cash Reserves Fund is the only series offered through this SAI and the corresponding Prospectus.

CAPITAL STOCK - Fund shares are fully paid and non-assessable when issued. Fund shares have no preemptive or conversion rights. Each share of the Fund has the same rights to share in dividends declared by the Fund. Upon liquidation of the Fund, shareholders in the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

VOTING RIGHTS - Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote on the election of Directors and on other matters submitted to the vote of shareholders. Generally, all shareholders of the Company have voting rights on all matters except matters affecting only the interests of one series. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors, in which event the holders of the remaining shares will be unable to elect any person as a Director.

The Fund's Articles of Incorporation may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders.

SHAREHOLDER MEETINGS - The Company is not required, and does not intend, to hold annual shareholder meetings. The Articles provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the Investment Company Act of 1940, as amended (the "1940 Act"). If requested by the holders of at least 10% of the Company's outstanding shares, the Company will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.

1940 ACT CLASSIFICATION - The Company is an open-end management investment company, as that term is defined under the 1940 Act. The Fund is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, the Fund may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that the Fund may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give the Fund the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer only in the event Rule 2a-7 under the 1940 Act is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The Fund has adopted the following investment restrictions as fundamental policies that cannot be changed without the approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares, which means the lesser of (1) 67% or more of the shares of the Fund present at a shareholders' meeting at which more than 50% of the outstanding shares are present or represented in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund.

The investment objective of the Fund is a fundamental policy. In addition, under these investment restrictions, the Fund will not:

(1) with respect to 75% of the value of the Fund's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities are excluded from this restriction;

(2) concentrate its investments in any one industry, although the Fund may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not apply to the Fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; securities invested in, or repurchase agreements for, U.S. Government securities; and certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, the Fund may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) the Fund may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; and (iii) subject to certain fundamental restrictions set forth below, the Fund may borrow money as authorized by the 1940 Act;

(5) purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, the Fund may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; or (ii) the Fund may acquire real estate as a result of ownership of securities or other interests (this could occur for example if the Fund holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that the Fund may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities;

(7) borrow money, except that (i) the Fund may enter into commitments to purchase securities in accordance with the Fund's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; and (ii) for temporary emergency purposes, the Fund may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by the Fund, the Fund may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (the "1933 Act").

The Board of Directors ("Board") has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. The Fund will not:

(1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions;

(2) invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). The Fund may only purchase foreign securities or obligations that are U.S. dollar denominated;

(3)   invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 10% of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of, the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. ING Investment Management Co. ("INGIM"), formerly Aeltus Investment Management, Inc., the Sub-Adviser, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Where the Fund's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Standard & Poor's Corporation.

The Fund will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet the conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if INGIM determines the security to be of comparable quality.

The remainder of the Fund's assets will be invested in securities rated within the two highest rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if INGIM determines the security to be of comparable quality. With respect to this group of securities, the Fund may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

                     INVESTMENT TECHNIQUES AND RISK FACTORS

ASSET-BACKED SECURITIES

The Fund may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. The average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These securities may be subject to prepayment risk. In periods of declining interest rates, reinvestment would thus be made at lower and less attractive rates.

ZERO COUPON SECURITIES

The Fund may invest in zero coupon securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Zero coupon securities are also subject to the risk that in the event of a default, the Fund may realize no return on its investment, because these securities do not pay cash interest.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, the Fund may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of the Fund. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested even though the maturity of the underlying instruments may exceed the 397-day maturity limitation of the Fund. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from the Fund. In that event, the Fund may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the Fund's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of the Fund.

CORPORATE DEBT SECURITIES

Corporate debt securities in which the Fund may invest include corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities. The investment return on a corporate debt security reflects interest earnings and changes in the market value of the security. The market value of a corporate debt security will generally increase when interest rates decline, and decrease when interest rates rise. There is also the risk that the issuer of a debt security will be unable to pay interest or principal at the time called for by the instrument.

VARIABLE RATE DEMAND AND FLOATING RATE INSTRUMENTS

The Fund may invest in variable rate demand and floating rate instruments. Variable rate demand instruments held by the Fund may have maturities of more than one year, provided: (i) the Fund is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. The Fund will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, the Fund might be unable to dispose of the note and a loss would be incurred to the extent of the default. The Fund will invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by the Fund will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.

GOVERNMENT INVESTMENT CONTRACTS

The Fund may invest in Guaranteed Investment Contracts ("GICs") issued by insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest which is based on an index. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expense and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. In addition, because the Fund may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment, and, together with other instruments invested in by a Fund which are not readily marketable, will not exceed 10% of the Fund's net assets. The term of a GIC will be one year or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the period of time remaining until the next readjustment of the guaranteed interest rate.

FOREIGN SECURITIES

The Fund may invest in foreign securities denominated in U.S. dollars. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse foreign political and economic developments and the possible imposition of exchange controls or other foreign governmental laws or restrictions. With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. In addition, the Company might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

INTERNATIONAL DEBT SECURITIES

International debt securities represent debt obligations (which may be denominated in U.S. dollar or in non-U.S. currencies) of any rating issued or guaranteed by foreign corporations, certain supranational entities (such as the World Bank) and foreign governments (including political subdivisions having taxing authority) or their agencies or instrumentalities, including American Depository Receipts. These debt obligations may be bonds (including sinking fund and callable bonds), debentures and notes, together with preferred stocks, pay-in-kind securities or zero coupon securities.

In determining whether to invest in debt obligations of foreign issuers, the Fund will consider the the economies of foreign countries, the condition of such countries' financial markets, the interest rate climate of such countries and the relationship of such countries' currency to the U.S. Dollar. These factors are judged on the basis of fundamental economic criteria (e.g., relative inflation levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. Subsequent foreign currency losses may result in the Fund having previously distributed more income in a particular period than was available from investment income, which could result in a return of capital to shareholders. The Fund's portfolio of foreign securities may include those of a number of foreign countries, or, depending upon market conditions, those of a single country.

Investments in securities of issuers in non-industrialized countries generally involve more risk and may be considered highly speculative. Although a portion of the Fund's investment income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars and absorb the cost of currency fluctuations and the cost of currency conversions. Investment in foreign securities involves considerations and risks not associated with investment in securities of U.S. issuers. For example, foreign issuers are not required to use generally accepted accounting principles. If foreign securities are not registered under the Securities Act of 1933, as amended, the issuer does not have to comply with the disclosure requirements of the Securities Exchange Act of 1934, as amended. The values of foreign securities investments will be affected by incomplete or inaccurate information available to the Investment Adviser as to foreign issuers, changes in currency rates, exchange control regulations or currency blockage, expropriation or nationalization of assets, application of foreign tax laws (including withholding taxes), changes in governmental administration or economic or monetary policy. In addition, it is generally more difficult to obtain court judgments outside the United States.

Some developing countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

SOVEREIGN DEBT SECURITIES

Sovereign debt securities are issued by governments of foreign countries. The sovereign debt in which these Funds may invest may be rated below investment grade. These securities usually offer higher yields than higher-rated securities but are also subject to greater risk than higher-rated securities.

MORTGAGE RELATED SECURITIES

The Fund may invest in mortgage-related debt securities, collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. Government. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government. See, "United States Government Securities."

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by the Fund might be converted to cash, and the Fund could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If the Fund buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities that are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

ADJUSTABLE RATE MORTGAGE SECURITIES

The Fund may invest in adjustable rate mortgage securities ("ARMS"), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates. Generally, ARMS have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMS will experience increased rates of prepayment of principal. However, the major difference between ARMS and fixed rate mortgage securities is that the interest rate and the rate of amortization of principal of ARMS can and do change in accordance with movements in a particular, pre-specified, published interest rate index.

The amount of interest on an ARM is calculated by adding a specified amount, the "margin," to the index, subject to limitations on the maximum and minimum interest that can be charged to the mortgagor during the life of the mortgage or to maximum and minimum changes to that interest rate during a given period. Because the interest rates on ARMS generally move in the same direction as market interest rates, the market value of ARMS tends to be more stable than that of long-term fixed rate securities.

RISKS OF MORTGAGE RELATED INVESTMENTS

Investments in mortgage-related securities involve certain risks. In periods of declining interest rates, prices of fixed income securities tend to rise. However, during such periods, the rate of prepayment of mortgages underlying mortgage-related securities tends to increase, with the result that such prepayments must be reinvested by the issuer at lower rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Because investments in mortgage-related securities are interest rate sensitive, the ability of the issuer to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation's money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations. Further, stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the interest -only class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. The Fund could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

SHORT-TERM INVESTMENTS

The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

The Fund's holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that The Fund may acquire.

For foreign banks, there is a possibility that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by any U.S. government agency or instrumentality.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

SAVINGS ASSOCIATION OBLIGATIONS

The Fund may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS

The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Fund may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

UNITED STATES GOVERNMENT SECURITIES

U.S. Government securities include instruments issued by the U.S. Treasury, such as bills, notes and bonds. These instruments are direct obligations of the U.S. Government and, as such, are backed by the full faith and credit of the United States. They differ primarily in their interest rates, the length of their maturity and the date of their issuance. U.S. Government securities also include securities issued by instrumentalities of the U.S. Government. Securities issued by certain U.S. Government instrumentalities, such as the Government National Mortgage Association, are backed by the full faith and credit of the United States. Securities issued by other instrumentalities established or sponsored by the U.S. Government, such as the Student Loan Marketing Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, are not backed by the full faith and credit of the United States. Although under certain conditions certain of these authorities may borrow from the U.S. Treasury. If the Fund invests in a U.S. Government security that is not backed by the full faith and credit of the U.S., the Fund must look principally to the agency or instrumentality issuing or guaranteeing the U.S. Government security for ultimate repayment, and may not be able to assert a claim against the U.S. itself if the U.S. Government instrumentality does not meet its commitment. The Fund will invest in U.S. Government securities that are not backed by the full faith and credit of the United States only when the Sub-Adviser is satisfied that the credit risk with respect to any instrumentality is comparable to the credit risk of U.S. government securities that are backed by the full faith and credit of the United States.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES ("STRIPS")

The Fund may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS are generally more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

BANKING INDUSTRY OBLIGATIONS

The Fund may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Fund will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

The Fund's holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers plays an important part in the operations of the banking industry. Federal and state laws and regulations require domestic banks to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under its investment objectives and policies stated above and in its Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

WARRANTS

A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund's entire investment therein).

RESTRICTED AND ILLIQUID SECURITIES

The Fund may invest in a restricted security or an illiquid security if the Investment Adviser or INGIM believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when the Investment Adviser or INGIM might wish to sell, and these securities could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that the Fund could realize upon disposition.

Because of the nature of these securities, a considerable period of time may elapse between the Fund's decision to dispose of these securities and the time when the Fund is able to dispose of them, during which time the value of the securities could decline. The expenses of registering restricted securities (excluding securities that may be resold by pursuant to Rule 144A) may be negotiated at the time such securities are purchased by the Fund. When registration is required before the securities may be resold, a considerable period may elapse between the decision to sell the securities and the time when the Fund would be permitted to sell them. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements. Such securities may have contractual restrictions on their resale, which might prevent their resale by the Fund at a time when such resale would be desirable. Securities that are not readily marketable will be valued by the Fund in good faith pursuant to procedures adopted by the Company's Board of Directors.

Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets.


BORROWING

The Fund may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. The Fund does not intend to borrow. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint.

LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. No lending may be made with any companies affiliated with the Investment Adviser. These loans earn income for the Fund and are collateralized by cash, securities or letters of credit. The Fund might experience a loss if the financial institution defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS

The Fund may enter into reverse repurchase agreement transactions. Such transactions involve the sale of U.S. Government securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating other portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, the Fund will place in a segregated custodial account cash and/or liquid assets having a dollar value equal to the repurchase price. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements, together with other permitted borrowings, may constitute up to 33 1/3% of the Fund's total assets. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the Fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the Fund's net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.

In order to enhance portfolio returns and manage prepayment risks the Fund may engage in dollar roll transactions with respect to mortgage securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage security held in the portfolio to a financial institutional such as a bank or broker-dealer, and simultaneously agrees to repurchase a substantially similar security (same type, coupon and maturity) from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security. When the Fund enters into a dollar roll transaction, cash and/or liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be repurchased, are segregated with its custodian at the trade date. These securities are marked daily and are maintained until the transaction is settled.

Whether a reverse repurchase agreement or dollar-roll transaction produces a gain for the Fund depends upon the "costs of the agreements" (e.g., a function of the difference between the amount received upon the sale of its securities and the amount to be spent upon the purchase of the same or "substantially the same" security) and the income and gains of the securities purchased with the proceeds received from the sale of the mortgage security. If the income and gains on the securities purchased with the proceeds of the agreements exceed the costs of the agreements, then the Fund's net asset value will increase faster than otherwise would be the case; conversely, if the income and gains on such securities purchased fail to exceed the costs of the structure, net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar-roll transactions, as leveraging techniques, may increase the Fund's yield in the manner described above; however, such transactions also increase the Fund's risk to capital and may result in a shareholder's loss of principal.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

In order to secure prices or yields deemed advantageous at the time the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund may also enter into forward commitments. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be "marked to market" daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if deemed an advisable investment strategy. In these cases, the Fund may realize a capital gain or loss. When the Fund engages in when-issued, forward commitment, and delayed delivery transactions, it relies on the other party to consummate the trade. Failure to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed-delivery or when-issued purchases.

SUPRANATIONAL AGENCIES

The Fund may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

OTHER INVESTMENT COMPANIES

Subject to any limitations under the Investment Company Act of 1940 (the "1940 Act") and consistent with its investment strategies, the Fund may invest in other investment companies. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portion of each other investment company's advisory and operational expenses. When the Fund invests in other investment companies, investors indirectly pay a proportionate share of the expenses of that other investment company (including management fees, administration fees, and custodial fees) in addition to the expenses of the Fund. .

For purposes of this investment strategy, other investment companies may include Exchange Traded Funds, or "ETFs". ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value (NAV). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETF's underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

CONVERTIBLE SECURITIES

The Fund may invest in convertible securities. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. A convertible bond gives the holder the option of converting these securities into common stock.

By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing in high-quality debt instruments. The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term debt securities have greater yields than do shorter-term debt securities of similar quality, they are subject to greater price fluctuations. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Rating requirements do not apply to convertible debt securities purchased by the Fund because the Fund purchases such securities for their equity characteristics.

EURODOLLAR/YANKEE DOLLAR INSTRUMENTS

The Fund may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primarily in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers.

MATURITY POLICIES

The average dollar-weighted maturity of securities in the Fund's portfolio will not exceed ninety days. In addition, all investments in the Fund's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.

                             MANAGEMENT OF THE FUND

Set forth in the table below is information about each Director of the Company

                                                                                          NUMBER OF
                              POSITION(S)  TERM OF OFFICE   PRINCIPAL OCCUPATION(S)   PORTFOLIOS IN FUND        OTHER BOARD
                               HELD WITH    AND LENGTH OF       DURING THE PAST        COMPLEX OVERSEEN       MEMBERSHIPS HELD
   NAME, ADDRESS AND AGE         FUND      TIME SERVED(1)          5 YEARS               BY DIRECTOR(4)          BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
DIRECTORS WHO ARE "INTERESTED PERSONS"
J. SCOTT FOX(2)                Director      Since 1997     Vice Chairman and Chief           53          Mr. Fox serves as
7337 E. Doubletree Ranch Rd.                                Operating Officer, ING                        director of the board of
Scottsdale, Arizona 85258                                   Investment Management                         IPC Financial Network,
Date of Birth: 02/01/1955                                   (September 2002 to                            Inc. (January 2001 to
                                                            present); President and                       present); Director, Metro
                                                            Chief Executive Officer                       Hartford Chamber of
                                                            (April 2001 to Present),                      Commerce and The Greater
                                                            Managing Director and                         Hartford Arts Council.
                                                            Chief Operating Officer
                                                            (April 1994 to April
                                                            2001), Aeltus Investment
                                                            Management, Inc.

THOMAS J. MCINERNEY(3)         Director     April 2002 -    Chief Executive Officer,         171          Director, Equitable Life
7337 E. Doubletree Ranch Rd.                Present         ING U.S. Financial                            Insurance Co., Golden
Scottsdale, Arizona 85258                                   Services (September 2001                      American Life Insurance
Date of Birth: 05/05/1956                                   - Present); Member, ING                       Co., Life Insurance
                                                            Americas Executive                            Company of Georgia,
                                                            Committee (2001 -                             Midwestern United Life
                                                            Present); President,                          Insurance Co., ReliaStar
                                                            Chief Executive Officer                       Life Insurance Co.,
                                                            and Director of Northern                      Security Life of Denver,
                                                            Life Insurance Company                        Security Connecticut Life
                                                            (March 2001 - October                         Insurance Co., Southland
                                                            2002), ING Aeltus Holding                     Life Insurance Co., USG
                                                            Company, Inc. (2000 -                         Annuity and Life Company,
                                                            Present), ING Retail                          and United Life and
                                                            Holding Company (1998 -                       Annuity Insurance Co. Inc
                                                            Present), ING Life                            (March 2001 - Present);
                                                            Insurance and Annuity                         Member of the Board,
                                                            Company (September 1997 -                     Bushnell Performing Arts
                                                            November 2002) and ING                        Center; St. Francis
                                                            Retirement Holdings, Inc.                     Hospital; National
                                                            (1997 - Present).                             Conference of Comm
                                                            Formerly, General Manager                     Justice; and Metro
                                                            and Chief Executive                           Atlanta Chamber of
                                                            Officer, ING Worksite                         Commerce.
                                                            Division (December 2000 -
                                                            October 2001), President,
                                                            ING-SCI, Inc. (August
                                                            1997 - December 2000);
                                                            President, Aetna
                                                            Financial Services
                                                            (August 1997 - December
                                                            2000).

DIRECTORS WHO ARE NOT "INTERESTED PERSONS"

                                                                                          NUMBER OF
                              POSITION(S)  TERM OF OFFICE   PRINCIPAL OCCUPATION(S)   PORTFOLIOS IN FUND        OTHER BOARD
                               HELD WITH    AND LENGTH OF       DURING THE PAST        COMPLEX OVERSEEN       MEMBERSHIPS HELD
   NAME, ADDRESS AND AGE         FUND      TIME SERVED(1)          5 YEARS               BY DIRECTOR(4)         BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
ALBERT E. DEPRINCE, JR.        Director     June 1998 -     Director, Business and            53          Director, International
7337 E. Doubletree Ranch Rd.                Present         Economic Research Center,                     Atlantic Economic Society
Scottsdale, Arizona 85258                                   (August 1999 to August                        (October 2002 - present);
Date of Birth: 04/24/1941                                   2002); and Professor of                       Academy of Economics and
                                                            Economics and Finance,                        Finance (February 2001
                                                            Middle Tennessee State                        present).
                                                            University, August 1991
                                                            to present.

MARIA T. FIGHETTI              Director     April 1994 -    Retired. Formerly,                53          None
7337 E. Doubletree Ranch Rd.                Present         Attorney, New York City
Scottsdale, Arizona 85258                                   Department of Mental
Date of Birth: 09/07/1943                                   Health (June 1973 -
                                                            October 2002) and
                                                            Associate Commissioner
                                                            (1995 - 2002).

SIDNEY KOCH                    Director     April 1994 -    Financial Adviser,                53          Director, Northwest
7337 E. Doubletree Ranch Rd.                Present         self-employed, January                        Center for the Arts,
Scottsdale, Arizona 85258                                   1993 to present.                              Torrington, CT.
Date of Birth: 04/22/1935

CORINE T. NORGAARD             Director     June 1991 -     Retired. Formerly, Dean           53          Director/Trustee, Mass
7337 E. Doubletree Ranch Rd.                Present         of the Barney School of                       Mutual Corporate and
Scottsdale, Arizona 85258                                   Business, University of                       Participation Investors
Date of Birth: 06/20/1937                                   Hartford (August 1996 to                      (April 1997 - Present);
                                                            May 2004).                                    Director, Advest Trust
                                                                                                          Company (1998 - Present)
                                                                                                          Director, Connecticut
                                                                                                          Health Foundation (2002
                                                                                                          Present).

EDWARD T. O'DELL               Director     June 2002 -     Retired. Formerly,                53          None
7337 E. Doubletree Ranch Rd.                Present         Partner/Chairman,
Scottsdale, Arizona 85258                                   Financial Service's
Date of Birth: 11/26/1935                                   Group, Goodwin Procter
                                                            LLP (June 1966 to
                                                            September 2000).

JOSEPH E. OBERMEYER            Director     January 2003 -  President, Obermeyer &            53          None
7337 E. Doubletree Ranch Rd.                Present         Associates, Inc.
Scottsdale, Arizona 85258                                   (Consulting firm)(1999 to
Date of Birth: 10/24/1957                                   present) and Senior
                                                            Manager, Arthur Andersen,
                                                            LLP (1995 - October
                                                            1999).

(1)   Directors serve until their successors are duly elected and qualified.

(2) Mr. Fox is an "interested person", as defined by the 1940 Act, because of his relationship with INGIM, an affiliate of ING Investments, LLC.

(3) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his relationship with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.

(4) For the purposes of this table, "Fund Complex" means the following investment companies: ING Equity Trust; ING Funds Trust; ING Investment Funds, Inc.; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Prime Rate Trust; ING Senior Income Fund; ING Variable Insurance Trust; ING Variable Products Trust; ING Emerging Markets Fund, Inc.; ING VP Natural Resources Trust; USLICO Series Fund, ING Partners, Inc.; ING VP Balanced Portfolio, Inc.; ING Strategic Allocation Portfolio, Inc.; ING Get Funds; ING VP Bond Portfolio; ING VP Money Market Portfolio; ING Variable Funds, Inc.; ING Variable Portfolios, Inc.; and ING Series Fund, Inc.

OFFICERS

      Information about the ING Funds' officers are set forth in the table below:

                                POSITIONS HELD WITH THE    TERM OF OFFICE AND LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING
   NAME, ADDRESS AND AGE                 FUND                       SERVED (1)(2)                  THE LAST FIVE YEARS (3)
----------------------------------------------------------------------------------------------------------------------------------
JAMES M. HENNESSY             President, Chief Executive   March 2002 - Present              President and Chief Executive
7337 E. Doubletree Ranch Rd.  Officer and Chief                                              Officer, ING Investments, LLC(2)
Scottsdale, Arizona 85258     Operating Officer                                              (December 2001 - Present). Formerly,
Date of Birth:  04/09/1949                                                                   Senior Executive Vice President and
                                                                                             Chief Operating Officer, ING
                                                                                             Investments, LLC(2) (April 1995 -
                                                                                             December 2000); and Executive Vice
                                                                                             President, ING Investments, LLC(2) (May
                                                                                             1998 - June 2000).

MICHAEL J. ROLAND             Principal Financial Officer  March 2002 - Present              Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.                                                                 Financial Officer and Treasurer, ING
Scottsdale, Arizona 85258     Executive Vice President     April 2002 - Present              Investments, LLC(2) (December 2001 -
Date of Birth:  05/30/1958    and Assistant Secretary                                        Present). Formerly, Senior Vice
                                                                                             President, ING Investments, LLC(2)
                                                                                             (June 1998 - December 2001).

STANLEY D. VYNER              Executive Vice President     March 2002 - Present              Executive Vice President, ING
7337 E. Doubletree Ranch Rd.                                                                 Investments, LLC(2) (July 2000 -
Scottsdale, Arizona 85258                                                                    Present) and Chief Investment Risk
Date of Birth:  05/14/1950                                                                   Officer (June 2003 - Present).
                                                                                             Formerly, Chief Investment Officer of
                                                                                             the International Portfolios, ING
                                                                                             Investments, LLC(2) (July 1996 - June
                                                                                             2003); and President and Chief
                                                                                             Executive Officer, ING Investments,
                                                                                             LLC(2) (August 1996 - August 2000).

ROBERT S. NAKA                Senior Vice President and    March 2002 - Present              Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  Assistant Secretary                                            Secretary, ING Funds Services, LLC(3)
Scottsdale, Arizona 85258                                                                    (October 2001 - Present). Formerly,
Date of Birth:  06/17/1963                                                                   Senior Vice President and Assistant
                                                                                             Secretary, ING Funds Services, LLC(3)
                                                                                             (February 1997 - August 1999).

KIMBERLY A. ANDERSON          Senior Vice President        December 2003 - Present           Senior Vice President, ING
7337 E. Doubletree Ranch Rd.                                                                 Investments, LLC(2) (October 2003 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Vice President
Date of Birth:  07/25/1964                                                                   and Assistant Secretary, ING
                                                                                             Investments, LLC(2) (October 2001 -
                                                                                             October 2003); Assistant Vice
                                                                                             President, ING Funds Services, LLC(3)
                                                                                             (November 1999 - January 2001); and
                                                                                             has held various other positions with
                                                                                             ING Funds Services, LLC(3) for more
                                                                                             than the last five years.

ROBYN L. ICHILOV              Vice President and           March 2002 - Present              Vice President, ING Funds Services,
7337 E. Doubletree Ranch Rd.  Treasurer                                                      LLC(3) (October 2001 - Present) and
Scottsdale, Arizona 85258                                                                    ING Investments, LLC(2) (August 1997
Date of Birth:  09/25/1967                                                                   - Present).

LAUREN D. BENSINGER           Vice President               March 2003 - Present              Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                                                 Officer, ING Funds Distributor, LLC(4)
Scottsdale, Arizona 85258                                                                    (July 1995 - Present); and Vice
Date of Birth:  02/06/1954                                                                   President (February 1996 - Present)
                                                                                             and Chief Compliance Officer (October
                                                                                             2001 - Present), ING Investments,
                                                                                             LLC(2).

MARIA M. ANDERSON             Assistant Vice President     April 2002 - Present              Assistant Vice President, ING Funds
7337 E. Doubletree Ranch Rd.                                                                 Services, LLC(3) (October 2001 -
Scottsdale, Arizona 85258                                                                    Present). Formerly, Manager of Fund
Date of Birth:  05/29/1958                                                                   Accounting and Fund Compliance, ING
                                                                                             Investments, LLC(2) (September 1999 -
                                                                                             November 2001); and Section Manager
                                                                                             of Fund Accounting, Stein Roe Mutual
                                                                                             Funds (July 1998 - August 1999).

                                POSITIONS HELD WITH THE    TERM OF OFFICE AND LENGTH OF TIME     PRINCIPAL OCCUPATION(S) DURING
   NAME, ADDRESS AND AGE                 FUND                       SERVED (1)(2)                   THE LAST FIVE YEARS (3)
-----------------------------------------------------------------------------------------------------------------------------------
TODD MODIC                    Vice President               September 2003 - Present           Vice President of Financial Reporting
7337 E. Doubletree Ranch Rd.                                                                  - Fund Accounting of ING Fund
Scottsdale, Arizona 85258                                                                     Services, LLC(3) (September 2002 -
Date of Birth:  11/03/1967                                                                    Present). Formerly, Director of
                                                                                              Financial Reporting, ING Investments,
                                                                                              LLC(2) (March 2001 - September 2002);
                                                                                              Director of Financial Reporting,
                                                                                              Axient Communications, Inc. (May 2000
                                                                                              - January 2001); and Director of
                                                                                              Finance, Rural/Metro Corporation
                                                                                              (March 1995 - May 2000).

THERESA KELETY                Secretary                    September 2003 - Present           Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                                  (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                                     Senior Associate with Shearman &
Date of Birth:  02/28/1963                                                                    Sterling (February 2000 - April
                                                                                              2003); and Associate with Sutherland
                                                                                              Asbill & Brennan (1996 - February
                                                                                              2000).

HUEY P. FALGOUT, JR.          Assistant Secretary          September 2003 - Present           Chief Counsel, ING U.S. Financial
7337 E. Doubletree Ranch Rd.                                                                  Services (September 2003 - Present).
Scottsdale, Arizona 85258                                                                     Formerly, Counsel, ING U.S. Financial
Date of Birth: 11/15/1963                                                                     Services (November 2002 - September
                                                                                              2003); and Associate General Counsel
                                                                                              of AIG American General (January 1999
                                                                                              - November 2002).

SUSAN P. KINENS               Assistant Vice President     March 2003 - Present               Assistant Vice President and
7337 E. Doubletree Ranch Rd.  and Assistant Secretary                                         Assistant Secretary, ING Funds
Scottsdale, Arizona 85258                                                                     Services, LLC(3) (December 2002 -
Date of Birth:  12/31/1976                                                                    Present); and has held various other
                                                                                              positions with ING Funds Services,
                                                                                              LLC(3) for more than the last five
                                                                                              years.

(1) The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2) ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgirm Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3) ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgirm Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4) ING Funds Distributor, LLC is the sucessor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc

                               Board of Directors

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Directors are experienced executives who oversee the ING Funds' activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund's performance.

COMMITTEES

The Board has an Audit Committee whose function is to meet with the independent registered public accounting firm of each Fund to review the scope of the Funds' audit, its financial statements and interim accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee currently consists Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. O'Dell, and Mr. Obermeyer (collectively the "Independent Directors"). Ms. Norgaard currently serves as Chairman and Ms. Fighetti currently serves as Vice Chairman of the Committee. The Audit Committee held five (5) meetings during the fiscal year ended March 31, 2004.

The Board has formed a Contract Committee whose function is to consider, evaluate and make recommendations to the full Board of Directors concerning contractual arrangements with service providers to the Fund and all other matters in which the investment adviser or any affiliated entity has an actual or potential conflict of interest with any Fund or its shareholders. The Contract Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. DePrince currently serves as Chairman and Mr. Koch currently serves as Vice Chairman of the Committee. The Contract Committee held five (5) meetings during the fiscal year ended March 31, 2004.

The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Nominating Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Nominating Committee held no meetings during the fiscal year ended March 31, 2004.

The Board has established a Valuation Committee for the purpose of approving fair value determinations at the time they are being considered by management. The Valuation Committee currently consists of Mr. Koch, Dr. DePrince, Ms. Fighetti, Ms. Norgaard, Mr. Obermeyer and Mr. O'Dell. The Valuation Committee held no meetings during the fiscal year ended March 31, 2004.

The Board has established a Compliance Committee for the purposes of (1) providing oversight with respect to compliance by the Funds and their service providers with applicable laws, regulations and internal policies and procedures affecting the operations of the Fund and (2) to serve as a committee, and in such capacity to receive, retain and act upon reports of evidence of possible material violations of applicable United States federal or state securities laws and breaches of fiduciary duty arising under United States federal or state laws. The Compliance Committee currently consists of Dr. DePrince, Ms. Fighetti, Mr. Koch, Dr. Norgaard, Mr. Obermeyer and Mr. O'Dell. Dr. DePrince currently serves as Chairman of the Committee. The Committee meets as needed. The Compliance Committee held no meetings during the fiscal year ended March 31, 2004.

                        DIRECTOR OWNERSHIP OF SECURITIES

Set forth below is the dollar range of equity securities owned by each Director.

                                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                               DOLLAR RANGE OF EQUITY            SECURITIES IN ALL REGISTERED
                                             SECURITIES IN THE FUND AS          INVESTMENT COMPANIES OVERSEEN
                                                OF DECEMBER 31, 2003               BY DIRECTOR IN FAMILY OF
      NAME OF DIRECTOR                        BROKERAGE CASH RESERVES                INVESTMENT COMPANIES
---------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS
Albert E. DePrince, Jr.                                 N/A                           $10,001 - $50,000(1)
Maria T. Fighetti                                       N/A                                  None
Sidney Koch                                             N/A                              $1 - $10,000
Edward T. O'Dell                                        N/A                             over $100,000(1)
Joseph Obermeyer                                        N/A                              $1 - $10,000
Corine T. Norgaard                                      N/A                             over $100,000
DIRECTORS WHO ARE "INTERESTED
PERSONS"
J. Scott Fox                                            N/A                             over $100,000
Thomas McInerney                                        N/A                             over $100,000

(1)  Held in a deferred compensation account.


INDEPENDENT DIRECTOR OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Director's (and his or her immediate family members) share ownership in securities of the Fund's investment adviser or principal underwriter, and the ownership of securities in an entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2003.

                                    NAME OF
                                   OWNERS AND
                                  RELATIONSHIP                         TITLE OF          VALUE OF        PERCENTAGE
   NAME OF DIRECTOR               TO DIRECTOR         COMPANY           CLASS           SECURITIES        OF CLASS
--------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.               N/A               N/A              N/A                $0               0%
Maria T. Fighetti                     N/A               N/A              N/A                $0               0%
David L. Grove(1)                     N/A               N/A              N/A                $0               0%
Sidney Koch                           N/A               N/A              N/A                $0               0%
Corine T. Norgaard                    N/A               N/A              N/A                $0               0%

(1)   David L.Grove retired from the Board effective March 31, 2003

                              DIRECTOR COMPENSATION

During the fiscal year ended March 31, 2004, members of the Board who are also directors, officers or employees of ING and its affiliates were not entitled to any compensation from the Company. For the fiscal year ended March 31, 2004, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Directors was entitled to receive pension or retirement benefits.

                                                                 AGGREGATE                                     TOTAL COMPENSATION
                                                               COMPENSATION              PENSION OR             FROM THE COMPANY
         NAME OF PERSON                 BROKERAGE CASH           FROM THE           RETIREMENT BENEFITS         AND FUND COMPLEX
            POSITION                       RESERVES               COMPANY                  ACCRUED             PAID TO DIRECTORS(3)
-----------------------------------------------------------------------------------------------------------------------------------
Albert E. DePrince, Jr.(1)                  $2,797                $25,903                    N/A                     $143,000
Director, Chairperson Contract
Committee
Maria T. Fighetti(1)                        $2,631                $24,457                    N/A                     $135,000
Director, Chairperson Audit
Committee(2)
David L. Grove(1)                           $  167                $ 1,204                    N/A                     $  6,889
Director
Sidney Koch                                 $2,808                $25,844                    N/A                     $143,000
Director
Corine Norgaard                             $2,694                $24,743                    N/A                     $137,000
Director, Chairperson Nominating
Committee
Edward T. Odell(1)                          $2,307                $24,131                    N/A                     $133,100
Director
Joseph Obermeyer(1)                         $2,590                $21,347                    N/A                     $118,000
Director

(1) During the fiscal year ended March 31, 2004, Ms. Fighetti, Mr. O'Dell, Dr. DePrince and Mr. Obermeyer deferred $19,500, $59,500 $44,000, and $16,600 respectively, of their compensation from the Fund Complex. Mr. Grove retired from the Board effective March 31, 2003.

(2) Ms. Fighetti replaced Mr. Scheide as Chairperson of Audit Committee as of April 2001.

(3) Represents compensation from 122 funds (total in complex as of March 31, 2004).

Prior to 1997, Dr. Grove participated in a deferred compensation plan (the "Original Plan") pursuant to which compensation he received as a director for certain subsidiaries of Aetna Inc. and subsequently received as a Trustee or Director of one or more of the Funds was deferred. Under the terms of the Original Plan, any amounts owed to Dr. Grove were a liability of Aetna Inc. Upon the sale of certain subsidiaries of Aetna Inc. to ING, ING assumed the liability for these amounts. In connection with the termination of the Original Plans Dr. Grove received a payment on March 14, 2002 in the amount of $846,641.12.

The Board has adopted a retirement policy under which each Independent Director is subject to mandatory retirement as of the later of (i) the March 31 next occurring after he or she attains the age of 72 and (ii) the date his or her successor is elected or appointed to the Board, provided that each Independent Director under the age of 72 as of March 31, 2002 who held office as of that date may, upon the vote of the other Independent Directors, be granted up to three one-year extensions commencing as of the March 31 next occurring after he or she attains the age of 72.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of July 12, 2004 officers and Directors of the Company owned less than 1% of the outstanding shares of the Fund. As of that date, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of the ING Fund addressed herein, except as set forth below. Unless otherwise indicated below, the Company has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially. Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. A control person may be able to take action regarding the Fund without the consent or approval of shareholders.

                                                               CLASS AND TYPE OF      PERCENTAGE      PERCENTAGE
         FUND                           ADDRESS                    OWNERSHIP           OF CLASS        OF FUND
----------------------------------------------------------------------------------------------------------------
ING BROKERAGE CASH   PERSHING DIV OF DLJ SECS CORP
   RESERVES FUND     FOR EXCLUSIVE BENEFIT OF AETNA
                     CUSTOMER ACCOUNTS
                     ATTN PROCASH PROCESSING - 15TH FL                N/A               100.00%        100.00%
                     ONE PERSHING PLAZA
                     JERSEY CITY NJ  07399-0001



                        THE INVESTMENT ADVISORY AGREEMENT

The investment adviser for the Fund is ING Investments, LLC ("Investment Adviser" or "ING Investments") which is registered with the SEC as an investment adviser and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. The Investment Adviser, subject to the authority of the Directors of the Fund, has the overall responsibility for the management of the Fund's portfolio subject to delegation of certain responsibilities to other investment advisers. ING Investment Management Co. ("INGIM" or "Sub-Adviser"), formerly Aeltus Investment Management, Inc., serves as Sub-Adviser to the Fund. The Investment Adviser and INGIM are indirect, wholly owned subsidiaries of ING Groep N.V. (NYSE: ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees.

On February 26, 2001, the name of the Investment Adviser changed from ING Pilgrim Investments, Inc. to ING Pilgrim Investments, LLC. On March 1, 2002, the name of the Investment Adviser was changed from "ING Pilgrim Investments, LLC," to "ING Investments, LLC." Prior to March 31, 2002, INGIM served as investment adviser to the Fund.

The Investment Adviser serves pursuant to an Investment Management Agreement between the Investment Adviser and the Company, on behalf of the Fund. The Investment Management Agreement requires the Investment Adviser to oversee the provision of all investment advisory and portfolio management services for the Fund. Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement") the Investment Adviser has delegated certain management responsibilities to the Sub-Adviser of the Fund. The Investment Adviser oversees the investment management of the Sub-Adviser.

The Investment Management Agreement requires the Investment Adviser to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund's assets and the purchase or sale of its portfolio securities. The Investment Adviser also provides investment research and analysis. The Investment Management Agreement provides that the Investment Adviser is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the Agreement.

The Investment Management Agreement was last approved on December 17, 2003; the Investment Management Agreement will continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding shares voting as a single class; provided, that in either event the continuance is also approved by at least a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.

In approving the Investment Management Agreement through December 31, 2004, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of the Fund in absolute terms and relative to an objective benchmark index and other comparable mutual funds; (2) the nature and quality of the services provided by ING Investments; (3) the fees charged under the Investment Management Agreement for the Fund including a comparison to fees paid by other comparable mutual funds; (4) the reasonableness of the compensation paid to ING Investments under the Investment Management Agreement; (5) the profitability to ING Investments and its affiliates; (6) the personnel, capabilities and operations and financial condition of ING Investments; and (7) the expense ratio of the Fund in absolute terms and relative to other comparable mutual funds. The Board also reviewed information provided by ING Investments relating to its compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In addition, the Board considered the total services provided by ING Funds Services, LLC, an affiliate of ING Investments, as the administrator for the Fund as well as the fees the administrator receives for such services, including their services in:
(i) conducting a comprehensive review of third-party service provider relationships for the Fund, which is expected to result in significant expense savings; (ii) developing new methodologies for presenting information as part of the annual contract review process; and (iii) developing customer identification procedures in connection with money laundering policies.


In reviewing the terms of the Investment Management Agreement and in discussions with the Investment Adviser concerning the Investment Management Agreement, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Investment Management Agreement is in the interests of the Fund and its shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of the Fund, including the unanimous vote of the Independent Directors, approved the Investment Management Agreement.

The Investment Management Agreement is terminable without penalty with not less than 60 days' notice by the Board or by a vote of the holders of a majority of the Fund's outstanding shares voting as a single class, or upon not less than 60 days' notice by the Investment Adviser. The Investment Management Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940
Act).



The Investment Adviser bears the expense of providing its services and pays the fees of the Sub-Adviser. For its services, the Fund pays the Investment Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets during the month:

 RATE               AVERAGE DAILY NET ASSETS
-----               ------------------------
0.20%                 On first $1 billion
0.19%                  On next $2 billion
0.18%                   Over $3 billion

For the period from March 1, 2002, through March 31, 2002, and the fiscal years ended March 31, 2003, and March 31, 2004, investment advisory fees paid to ING Investments, LLC were paid as follows:

Period from April 1, 2003 through March 31, 2004:

TOTAL INVESTMENT ADVISORY FEES               WAIVER               NET ADVISORY FEES PAID
------------------------------               ------               ----------------------
           $672,339                         $364,879                     $307,460

Period from April 1, 2002 through March 31, 2003:

TOTAL INVESTMENT ADVISORY FEES               WAIVER               NET ADVISORY FEES PAID
------------------------------               ------               ----------------------
           $763,221                         $407,856                     $355,365

Period from March 1, 2002 to March 31, 2002:

TOTAL INVESTMENT ADVISORY FEES                           WAIVER                         NET ADVISORY FEES PAID
------------------------------                           ------                         ----------------------
            $65,422                                      $29,597                                $35,825

For the years ended October 31, 2001 and October 31, 2000, and the period from September 7, 1999 (commencement of operations) to October 31, 1999, investment advisory fees were paid to INGIM (investment adviser to the Fund prior to March 1, 2002) as follows:

Period from November 1, 2001 to February 28, 2002:

TOTAL INVESTMENT ADVISORY FEES                           WAIVER                         NET ADVISORY FEES PAID
------------------------------                           ------                         ----------------------
           $264,521                                     $115,271                               $149,250

Year ended October 31, 2001

TOTAL INVESTMENT ADVISORY FEES                           WAIVER                         NET ADVISORY FEES PAID
------------------------------                           ------                         ----------------------
           $750,023                                     $368,858                               $381,165

Year ended October 31, 2000

TOTAL INVESTMENT ADVISORY FEES                           WAIVER                         NET ADVISORY FEES PAID
------------------------------                           ------                         ----------------------
           $633,835                                     $242,526                               $391,309

                          EXPENSE LIMITATION AGREEMENT

ING Investments has entered into an expense limitation agreement with the Fund, pursuant to which ING Investments had agreed to waive or limit their fees. In connection with these agreements and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, brokerage commissions, extraordinary expenses such as litigation, or other expenses not incurred in the normal course of the Fund's business, and expenses of any counsel or other persons or services retained by the Company's Directors who are not "interested persons" (as defined in the 1940 Act) of the investment adviser or sub-adviser do not exceed 0.95%.

The Fund will at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreements.

The expense limitation agreement provides that these expense limitations shall continue until March 31, 2005. Thereafter, the agreement will automatically renew for a one-year term unless ING Investments provides written notice of the termination of the agreement to the Fund at least 30 days prior to the end of the then-current term. In addition, the agreement will terminate upon termination of the Investment Advisory Agreement, or it may be terminated by the Fund, without payment of any penalty, upon ninety (90) days' prior written notice to ING Investments at its principal place of business.

                             SUB-ADVISORY AGREEMENT

The Investment Management Agreement for the Fund provides that the Investment Adviser, with the approval of the Company's Board, may select and employ investment advisers to serve as Sub-Adviser for the Fund, and shall monitor the INGIM's investment programs and results, and coordinate the investment activities of the Sub-Adviser to ensure compliance with regulatory restrictions. The Investment Adviser pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, executive salaries and expenses of the Directors and officers of the Company who are employees of the Investment Adviser or its affiliates and office rent of the Fund. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreements.

Subject to the expense reimbursement provisions described in this SAI, other expenses incurred in the operation of the Fund is borne by the Fund, including, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents, and custodians; the expense of obtaining quotations for calculating the Fund's net asset value; taxes, if any, and the preparation of the Fund's tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares; fees and expenses of registering and maintaining the registration of shares of the Fund under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Directors of the Fund who are not employees of the Investment Adviser or INGIM, or their affiliates; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

The Sub-Advisory Agreement may be terminated without payment of any penalties by the Investment Adviser, the Directors, on behalf of the Fund, or the shareholders of the Fund upon 60 days' prior written notice. Otherwise, the Sub-Advisory Agreement will remain in effect through December 31, 2002 and will, thereafter, continue in effect from year to year, subject to the annual approval of the appropriate Board, on behalf of the Fund, or the vote of a majority of the outstanding voting securities, and the vote, cast in person at a meeting duly called and held, of a majority of the Directors, on behalf of the Fund who are not parties to the Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party.

Pursuant to the Sub-Advisory Agreement between the Investment Adviser and INGIM, INGIM serves as Sub-Adviser to the Fund. In this capacity, INGIM, subject to the supervision and control of the Investment Adviser and the Board, on behalf of the Fund, manages the Fund's portfolio investments consistently with the Fund's investment objective, and executes any of the Fund's investment policies that it deems appropriate to utilize from time to time. Fees payable under the Sub-Advisory Agreement accrue daily and are paid monthly by the Investment Adviser. INGIM is located at 10 State House Square, Hartford, Connecticut 06103-3602. INGIM is a wholly owned subsidiary of ING Groep N.V.

In approving the Sub-Advisory Agreement through December 31, 2004, the Board considered a number of factors, including, but not limited to: (1) the short-term and long-term performance of the Fund in absolute terms and relative to objective benchmark indexes and other comparable mutual funds; (2) the nature and quality of the services provided by INGIM; (3) the reasonableness of the compensation paid to INGIM under the Sub-Advisory Agreement, including the advisory fee retained by ING Investments for its services to sub-advised Funds;
(4) the profitability to INGIM of the services provided under the Sub-Advisory Agreements; (5) the personnel, operations, financial condition, and investment management capabilities, methodologies and performance of INGIM; and (6) the brokerage and trading activities of INGIM in managing the Funds' portfolios, the impact of such activities on the performance of the Funds and the sources of research used by INGIM, including research generated by INGIM and soft dollar research. The Board also reviewed information provided by INGIM relating to their compliance systems, disaster recovery plans and personal trading policies and internal monitoring procedures. In the context of reviewing the Sub-Advisory Agreements with INGIM, the Board met with senior management and reviewed absolute and relative performance of the Funds. The Board also considered the compensation structure within INGIM and its ability to attract and retain high quality investment professionals. In this regard, the Board considered organizational and personnel changes at INGIM during the past year that are expected to enhance the quality of its investment operations.

In reviewing the terms of the Sub-Advisory Agreement and in discussions with the Investment Adviser concerning the Sub-Advisory Agreement, the Independent Directors were represented by independent legal counsel. Based upon its review, the Board has determined that the Sub-Advisory Agreement is in the interests of the Funds and their shareholders. Accordingly, after consideration of the factors described above, and such other factors and information it considered relevant, the Board of each Fund, including the unanimous vote of the Independent Directors, approved the Sub-Advisory Agreement.


As compensation to the Sub-Adviser for its services, the Investment Adviser pays the Sub-Adviser a monthly fee in arrears equal to the following as a percentage of the Fund's average daily net assets managed during the month as set forth in the table below:

ADVISORY FEE                       ASSETS
------------                       ------
   0.090%                   on first $1 billion
   0.086%                    on next $2 billion
   0.081%                     over $3 billion

For the fiscal years ended March 31, 2004 and 2003, ING Investments paid INGIM, in its capacity of Sub-Adviser, the sub-advisory fees of $302,547 and $343,450, respectively. INGIM began sub-advising the Fund on March 1, 2002, for the period March 1, 2002 to March 31, 2002, ING Investments paid INGIM, in its capacity of Sub-Adviser, the sub-advisory fees of $29,440.

                             PROXY VOTING PROCEDURES

The Board of Directors of the Fund (the "Board") has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund's portfolio securities. The procedures and guidelines delegate to the Adviser the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to the Adviser, the Board has also approved the Adviser's proxy voting procedures which require the Adviser to vote proxies in accordance with the Fund's proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. A copy of the proxy voting procedures and guidelines of the Fund, including the procedures of the Adviser, is attached hereto as Appendix A. Beginning on or about August 31, 2004, and no later than August 31st annually thereafter, information regarding how the Fund votes proxies relating to portfolio securities for the one year period ending June 30th will be made available through the ING Funds' website (www.ingfunds.com) or by accessing the SEC's EDGAR database ( www.sec.gov).

                        ADMINISTRATIVE SERVICES AGREEMENT

ING Funds Services, LLC ("ING Funds Services" or the "Administrator") serves as administrator for the Fund pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to the proper conduct of the Fund's business, except for those services performed by the Investment Adviser under the Investment Management Agreements, the Sub-Adviser under the Sub-Advisory Agreement, the custodian for the Fund under the Custodian Agreements, the transfer agent for the Fund under the Transfer Agency Agreements, and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for ensuring that the Fund operates in compliance with applicable legal requirements and for monitoring the Investment Adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Fund. The Administrator is an affiliate of the Investment Adviser.

For the year ended March 31, 2004, administrative services fees were paid to ING Funds Services as follows:

TOTAL ADMINISTRATIVE SERVICES FEES            ADMINISTRATOR WAIVER         NET ADMINISTRATIVE SERVICES FEES PAID
----------------------------------            --------------------         -------------------------------------
             $268,997                                  $0                                 $268,997

For the year ended March 31, 2003, administrative services fees were paid to ING Funds Services as follows:

TOTAL ADMINISTRATIVE SERVICES FEES            ADMINISTRATOR WAIVER         NET ADMINISTRATIVE SERVICES FEES PAID
----------------------------------            --------------------         -------------------------------------
             $306,239                                  $0                                 $306,239

For the period November 1, 2001 through March 31, 2002, administrative services fees were paid to ING Funds Services as follows:

Period November 1, 2001 to March 31, 2002

TOTAL ADMINISTRATIVE SERVICES FEES            ADMINISTRATOR WAIVER         NET ADMINISTRATIVE SERVICES FEES PAID
----------------------------------            --------------------         -------------------------------------
             $164,972                                  $0                                 $164,972

Prior to October 31, 2001, INGIM provided administrative services to the Fund pursuant to and administrative service agreement. The services provided by INGIM included: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the SEC and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV;
(6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Board.

For the year ended October 31, 2001, administrative services fees were paid to INGIM as follows:

Year ended October 31, 2001:

TOTAL ADMINISTRATIVE SERVICES FEES            ADMINISTRATOR WAIVER         NET ADMINISTRATIVE SERVICES FEES PAID
----------------------------------            --------------------         -------------------------------------
             $375,011                                  $0                                  $375,011

               DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

Fund shares are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is paid an annual fee at the rate of 0.65% of the value of average daily net assets attributable to the Fund's shares under a Distribution and Shareholders Services

Plan adopted by the Company pursuant to Rule 12b-1 under the 1940 Act ("Distribution and Shareholders Services Plan"). The fee may be used to pay securities dealers (which may include the principal underwriter, itself) and other financial institutions and organizations for servicing shareholder accounts. To the extent not used for servicing shareholder accounts the fee may be paid to cover expenses incurred in promoting the sale of Fund shares, including (a) the costs of printing and distributing to prospective investors Prospectuses, statements of additional information and sales literature; (b) payments to investment professionals and other persons to obtain various distribution related and/or administrative services for the Fund; (c) overhead and other distribution related expenses; and (d) accruals for interest on the amount of the foregoing expenses that exceed distribution fees. The Distributor may allow all or a portion of these fees to broker-dealers entering into selling agreements with it, including its affiliates. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred.

The Distributor is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Distribution and Shareholder Services Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination whether the Plan should be continued. The terms and provisions of the Plan relating to required reports, term, and approval are consistent with the requirements of Rule 12b-1.

For the period November 1, 2001 to December 31, 2001 and the year ended October 31, 2001, total Shareholder Services and Distribution fees of $395,942 and $2,437,574, respectively, were paid to ACI (principal underwriter for the Fund prior to January 1, 2002). For the period January 1, 2002 through March 31, 2002, and the years ended March 31, 2003, and March 31, 2004, total shareholder services and distribution fees of $676,374, $2,480,469 and $2,185,597 respectively, were paid to the Distributor.

The Distribution Plan and Shareholder Services Plan continue from year to year, provided such continuance is approved annually by vote of the Board, including a majority of Independent Directors. The Distribution and Shareholders Services Plan may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval. All amendments to the Distribution and Shareholders Services Plan must be approved by the Board in the manner described above. The Distribution and Shareholders Services Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors upon not more than thirty (30) days' written notice to any other party to the Distribution and Shareholders Services Plan. All persons who are under common control with the Fund could be deemed to have a financial interest in the Plan. No other interested person of the Fund has a financial interest in the Plan.

In approving the Distribution and Shareholder Services Plans, the Board considered all the features of the distribution system, including 1) the advantages to the shareholders of economies of scale resulting from growth in the Fund's assets and potential continued growth, 2) the services provided to the Fund and its shareholders by the Distributor, and 3) the Distributor's shareholder distribution-related expenses and costs.

Total distribution expenses for the costs of promotion and distribution with respect to the Fund, paid to the Distributor for the year ended March 31, 2004 were as follows:

                                               BROKERAGE CASH
 DISTRIBUTION EXPENSES                            RESERVES
 ---------------------                         --------------
      Advertising                                $    7,504
       Printing                                  $  142,567
Salaries & Commissions                           $  616,694
   Broker Servicing                              $1,979,478
     Miscellaneous                               $  343,848
                                                 ----------
         Total                                   $3,090,091

The following table shows all commissions and other compensation received by each principal underwriter, who is an affiliated person of the Fund or an affiliated person of that affiliated person, directly or indirectly, from the Fund during the Fund's most recent fiscal year:

                                                NET UNDERWRITING       COMPENSATION
                         NAME OF PRINCIPAL        DISCOUNTS AND       ON REDEMPTIONS        BROKERAGE          OTHER
    FUND                    UNDERWRITER            COMMISSIONS        AND REPURCHASES      COMMISSIONS      COMPENSATION
-------------            -----------------      ----------------      ---------------      -----------      ------------
Brokerage                ING Funds                     $0                   $0               $3,106             $0
Cash Reserves            Distributor,
                         LLC

In addition to paying fees under the Fund's Distribution and Shareholder Services Plan, the Fund may pay service fees to intermediaries such as brokers-dealers, financial advisors, or other financial institutions, including affiliates of the Adviser (such as ING Funds Services, LLC) for administration, sub-transfer agency, and other shareholder services associated with investors whose shares are held of record in omnibus accounts. These additional fees paid by the Fund to intermediaries may take two forms: (1) basis point payments on net assets and/or (2) fixed dollar amount payments per shareholder account. These may include payments for 401K sub-accounting services, networking fees, and omnibus account servicing fees.

The Fund's Adviser or Distributor, out of its own resources and without additional cost to the Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of the Fund, including Fund affiliates. These amounts would be in addition to the distribution and shareholder servicing payments made by the Fund under the Distribution and Shareholder Services Plan, are in addition to trails and commissions. The payments made under these arrangements are paid out of the Adviser's or the Distributor's legitimate profits, and are intended to result in the promotion or distribution of Fund shares.

Compensation paid by the Adviser or the Distributor may take the form of cash incentives and non-cash compensation, and may include, but are not limited to: cash; merchandise; trips and financial assistance to dealers in connection with pre-approved conferences or seminars; sales or training programs for invited sales personnel; occasional entertainment; ticket charges; charitable contributions to charities supported by an intermediary; payment for travel expenses (including meals and lodging) incurred by sales personnel to locations appropriate under applicable NASD Rules for such seminars or training programs; radio and television shows regarding securities products; seminars for the public; business development and educational enhancement items such a software packages; prospecting lists; client appreciation events; advertising and sales campaigns (including printing and postage expenses) regarding the Fund or other funds managed by the Adviser; other events sponsored by dealers; and professional certifications and dues. The Distributor also may, at its own expense, pay concessions in addition to those described above to dealers that satisfy certain criteria established from time to time by the Distributor.

Payment arrangements with financial institutions are generally structured in one of three ways: (1) as a percentage of net assets; (2) as a fixed dollar amount; or (3) as a percentage of gross sales.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are purchased and redeemed at the Fund's net asset value next determined after a purchase or redemption order is received, as described in the Prospectus.

Certain brokers or other designated intermediaries such as third party administrators or plan trustees may accept purchase and redemption orders on behalf of the Funds. The transfer agent will be deemed to have received such an order when the broker or the designee has accepted the order. Customer orders are priced at the NAV next computed after such acceptance. Such order may be transmitted to the Funds or their agents several hours after the time of the acceptance and pricing.

Except as provided below, payment for shares redeemed will be made within seven days (or the maximum period allowed by law, if shorter) after the redemption request is received in proper form by the transfer agent. The right to redeem shares may be suspended or payment therefore postponed for any period during which (a) trading on the NYSE is restricted as determined by the Commission or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Commission, as a result of which (i) disposal by the Fund of securities owned by it is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine fairly the value of its net assets; or (c) the Commission by order so permits for the protection of shareholders of the Fund.

Purchases should be made for investment purposes only. The Fund reserves the right to reject any specific purchase.

ACCOUNTS NOT MAINTAINED THROUGH FINANCIAL INTERMEDIARIES

If you are a Fund shareholder who is directly registered with the Fund, you may:

- purchase additional shares of the Fund by sending a letter indicating your name, account number(s), the name of the Fund and the amount you want to invest in the Fund. Make your check payable to ING Series Fund, Inc. and mail to:

      ING Series Fund, Inc.
      c/o DST Systems, Inc..
      330 West 9th Street
      Kansas City, Missouri

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. The Fund will accept checks which are made payable to you and endorsed to ING Series Fund, Inc.

-     redeem shares you own by sending written instructions to:

      ING Series Fund, Inc.
      c/o DST Systems, Inc.
      330 West 9th Street
      Kansas City, Missouri

Your instructions should identify the Fund, the number of shares or dollar amount to be redeemed, your name and account number. Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered. You also may redeem shares you own by calling the Transfer Agent at 1-800-992-0180. Please be prepared to provide your account number, account name and the amount of the redemption.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect the Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of the Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a signature guarantee.

A signature guarantee is verification of the authenticity of the signature given by certain authorized institutions. In addition, if you wish to have your redemption proceeds paid to someone other than the shareholder of record, or sent somewhere other than the shareholder address of record, you must provide a signature guarantee with your written redemption instructions.

The Company reserves the right to amend or discontinue this policy at any time and establish other criteria for verifying the authenticity of any redemption request. You can obtain a signature guarantee from any one of the following institutions: a national or state bank (or savings bank in New York or Massachusetts only); a trust company; a federal savings and loan association; or a member of the New York, American, Boston, Midwest, or Pacific Stock Exchanges. Please note that signature guarantees are not provided by notaries public.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of ING and the Board, INGIM has responsibility for making the Fund's investment decisions, for effecting the execution of trades for the Fund's portfolio, and for negotiating the price for any securities, including any markups, markdowns, or commissions thereon. It is INGIM's policy to obtain the best execution available, giving attention to net price, execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Purchases and sales of portfolio securities will usually be made through principal transactions, which will result in the payment of no brokerage commissions. In such transactions, portfolio securities will normally be purchased directly from or sold to the issuer or an underwriter or market-maker for these securities.

INGIM acts as Sub-Adviser to other investment companies registered under the 1940 Act. INGIM has adopted policies designed to prevent disadvantaging the Fund in placing orders for the purchase and sale of securities. The Fund and another advisory client of INGIM or INGIM itself may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales (including initial public offerings or IPOs) will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of the Fund and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

For the fiscal years ended March 31, 2004 and March 31, 2003, the period November 1, 2001 to March 31, 2002 and the years ended October 31, 2001, October 31, 2000, and for the period from September 7, 1999 (commencement of operations) to October 31, 1999, no brokerage commissions were paid.

The Fund has not effected, and has no present intention of effecting, any brokerage transactions in portfolio securities with ING Funds Distributor, Inc. or any other affiliated person of the Company.

During the fiscal years ended March 31, 2004 and 2003, the period from November 1, 2001 to March 31, 2002 and the fiscal year ended October 31, 2001, the Fund did not use affiliated brokers to execute portfolio transactions.

During the fiscal year ended March 31, 2004, the Fund acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents. The holdings of securities of such brokers and dealers were as follows as of March 31, 2004:

         FUND                          SECURITY DESCRIPTION            MARKET VALUE
-----------------------         --------------------------------       ------------
Brokerage Cash Reserves         Bank of New York                        $ 2,000,000
Brokerage Cash Reserves         Goldman Sachs Group                     $36,526,000
Brokerage Cash Reserves         Lehman Brothers Holdings, Inc.          $ 3,302,104
Brokerage Cash Reserves         Credit Suisse First Boston Corp.        $ 6,396,443

                                 CODE OF ETHICS

The Fund, the Investment Adviser, ING Funds Distributor, and INGIM has an adopted Code of Ethics governing personal trading activities of all Directors and officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. The Code of Ethics also prohibits short-term trading of the Fund by persons subject to the Code of Ethics. Personal trading is permitted by such persons subject to certain restrictions; however such persons are generally required to pre-clear all security transactions with the Fund's Compliance Officer or her designee and to report all transactions on a regular basis. INGIM adopted its own Codes of Ethics to govern the personal trading activities of its personnel.

                        SHAREHOLDER ACCOUNTS AND SERVICES

SHAREHOLDER INFORMATION

Confirmations and account statements will be sent to you by either the Fund's transfer agent or your broker-dealer. A Form 1099 generally will also be sent each year by January 31. Annual and semiannual reports will also be sent to shareholders. The transfer agent may charge you a fee for special requests such as historical transcripts of your account.

                                 NET ASSET VALUE

As noted in the Prospectus, the NAV and offering price of the Fund's shares will be determined once daily as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 2:00 p.m. Eastern time) during each day on which the NYSE is open for trading. As of the date of this Statement of Additional Information, the NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Securities of the Fund will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount.

                                   TAX STATUS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive.

The Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To so qualify and to be taxed as a regulated investment company, the Fund must, among other things: (a) derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities and gains from the sale or other disposition of foreign currencies, or other income (including gains from options, futures contracts and forward contracts) derived with respect to the Fund's business of investing in stocks, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities, with such other securities limited in respect of any one issuer to an amount not greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related businesses; and (c) distribute at least 90% of its investment company taxable income

(which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

The U.S. Treasury Department is authorized to issue regulations providing that foreign currency gains that are not directly related to the Fund's principal business of investing in stock or securities (or options and futures with respect to stock or securities) will be excluded from the income which qualifies for purposes of the 90% gross income requirement described above. To date, however, no such regulations have been issued.

The status of the Fund as a regulated investment company does not involve government supervision of management or of its investment practices or policies. As a regulated investment company, the Fund generally will be relieved of liability for U.S. federal income tax on that portion of its investment company taxable income and net realized capital gains which it distributes to its shareholders. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement also are subject to a nondeductible 4% excise tax. To prevent application of the excise tax, the Fund currently intends to make distributions in accordance with the calendar year distribution requirement.

If, in any taxable year, the Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, the Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

      DISTRIBUTIONS

Dividends of investment company taxable income (including net short-term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends-received deduction to the extent attributable to the Fund's dividend income from U.S. corporations, and if other applicable requirements are met; however, the Fund does not expect to have substantial dividend income from U.S. corporations. In any event, the alternative minimum tax applicable to corporations may reduce the benefit of the dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends are not eligible for the dividends-received deduction and will generally be taxable to shareholders as long-term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. The Fund does not expect to have a significant amount of net capital gain. Net capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends and distributions are taxable to shareholders, whether received in cash or reinvested in shares of the Fund. Any distributions that are not from the Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon.

Dividends, including capital gain dividends, declared in October, November, or December with a record date in such month and paid during the following January will be treated as having been paid by the Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.

      ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements of the Code.

Some of the debt securities may be purchased by the Fund at a discount which exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any taxable debt security having market discount generally will be treated as ordinary income to the extent it does not exceed the accrued market discount on such debt security. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest.

      FOREIGN CURRENCY TRANSACTIONS

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues income or other receivable or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivable or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain financial contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains and losses, may increase or decrease the amount of the Fund's net investment income to be distributed to its shareholders as ordinary income.

      SALE OR OTHER DISPOSITION OF SHARES

Assuming that the Fund maintains a NAV of $1.00 per share at all times (as it intends to do), a shareholder will recognize no gain or loss on the sale or other disposition of shares.

      BACKUP WITHHOLDING

The Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2002 and 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish the Fund with the shareholder's correct taxpayer identification number or social security number and to make such certifications as the Fund may require, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

      FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short term capital gains) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long-term capital gains that are designated as capital gain dividends. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

      OTHER TAXES

Distributions also may be subject to state, local and foreign taxes. U.S. tax rules applicable to foreign investors may differ significantly from those outlined above. This discussion does not purport to deal with all of the tax consequences applicable to shareholders. Shareholders are advised to consult their own tax advisers for details with respect to the particular tax consequences to them of an investment in the Fund.

                             PERFORMANCE INFORMATION

Performance information, including the yield, effective yield and total return of the Fund, may appear in reports or promotional literature to current or prospective shareholders.

YIELDS

Current yield will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1)(365/7)] - 1

The yield and effective yield for the Fund for the seven days ended March 31, 2004 were 0.22% and 0.22%, respectively.

AVERAGE ANNUAL TOTAL RETURN

Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over a period of one, five and ten years (or, if less, up to the life of the Fund), calculated pursuant to the formula:

                                P(1 + T)(n) = ERV

Where:   P     =  a hypothetical initial payment of $1,000
         T     =  an average annual total return
         N     =  the number of years

         ERV   =  the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

The Fund's total return as of March 31, 2004:

1 YEAR        SINCE INCEPTION      INCEPTION DATE
------        ---------------      --------------
0.25%              2.64%               9/7/99

Performance information for the Fund may be compared, in reports and promotional literature, to the IBC Money Funds Report Average/All Taxable Index or other indices; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund.

                                    CUSTODIAN

The Bank of New York, One Wall Street, New York, New York, serves as custodian for the Fund.

The custodian does not participate in determining the investment policies of the Fund or deciding which securities are purchased or sold by the Fund. The Fund may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

                                 TRANSFER AGENT

DST Systems, Inc., 330 West 9th Street, Kansas City, Missouri, serves as the transfer agent and dividend-paying agent to the Fund.

                                  LEGAL COUNSEL

Legal matters for the Company are passed upon by Goodwin Procter, LLP, Exchange Place, 53 State Street, Boston, MA, 02109.

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP serves as the independent registered public accounting firm for the Fund. KPMG LLP provides audit services, tax return preparation and assistance and consultation in connection with the review of SEC filings. KPMG LLP is located at 99

High Street, Boston Massachusetts 02110. Prior to April 1, 2003, the Fund was audited by other independent registered public accounting firms.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firm's report thereon, appearing in the Company's Annual Reports for the year ended March 31, 2004, are incorporated by reference in this Statement. The Company's Annual and Semi-Annual Reports are available upon request and without charge by calling 1-800-992-0180.

                                   APPENDIX A

                                    ING FUNDS

                     PROXY VOTING PROCEDURES AND GUIDELINES
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003

I.    INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the "Procedures and Guidelines") of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof (each a "Fund" and collectively, the "Funds"). The purpose of these Procedures and Guidelines is to set forth the process by which each Fund will vote proxies related to the assets in its investment portfolio (the "portfolio securities"). The Procedures and Guidelines have been approved by each of the Funds' Board of Trustees/Directors(1) (each a "Board" and collectively, the "Boards"), including a majority of the independent Trustees/Directors(2) of the Board. Only the Board may amend these Procedures and Guidelines. The Board shall review these Procedures at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.   DELEGATION OF VOTING AUTHORITY

The Board hereby delegates to ING Investments, LLC (the "Adviser") the authority and responsibility to vote all proxies with respect to all portfolio securities of each Fund, in accordance with the then-current Procedures and Guidelines approved by the Board. The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies, as it deems appropriate. The President or Chief Financial Officer of a Fund may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board.

When a Fund participates in the lending of its securities and the securities are on loan at

--------
(1) Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board at issue. No provision in these Procedures is intended to impose any duty upon the particular Board with respect to any other Fund.

(2) The independent Trustees/Directors are those Board members who are not "interested persons" within the meaning of Section 2(a)(19) the Investment Company Act of 1940.

record date, proxies related to such securities will not be forwarded to the Adviser by the Fund's custodian and therefore will not be voted.

III.  APPROVAL AND REVIEW OF PROCEDURES

The Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 3. The Board hereby approves such procedures.

Any material changes to the Adviser's proxy voting procedures must be approved by the Board prior to voting any Fund proxies in accordance with such amended procedures. The President or Chief Financial Officer of the Adviser may approve non-material amendments to the Procedures and Guidelines for immediate implementation, subject to ratification at the next regularly scheduled meeting of the Board of the Fund.

IV.   VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 4 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser's proxy procedures.

      A.    Routine Matters

      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

      B.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1.    Votes in Accordance with Agent Recommendation

            In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2.    Non-Votes

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, or Where No Recommendation is Provided by Agent.

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will request that each member of the Proxy Group and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined the Adviser's proxy voting procedures), in substantially the form attached hereto as Exhibit 2.

            If Counsel determines that a conflict of interest appears to exist with respect to any of member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as directed by the Guidelines, or in accordance with the recommendation of the Agent, where applicable. Cases in which any member of the Proxy Group or an Investment Professional has failed to complete and return a Conflicts Report shall be treated as if a conflict of interest appears to exist.

            If Counsel determines that each member of the Proxy Group has completed and returned a Conflicts Report and there does not appear to be a conflict of interest with respect to any member of the Proxy Group or the relevant Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

V.    CONFLICTS OF INTEREST

In any case in which a member of the Proxy Group has failed to complete and return a Conflicts Report, or in which there appears to be a conflict of interest with respect to any member of the Proxy Group or any Investment Professional participating in the voting process, the Agent will be directed to vote in accordance with the Guidelines, or the Agent's recommendation, where applicable, so that the Adviser shall have no opportunity to vote a Fund's proxy in a situation in which the Adviser or certain other related parties may be deemed to have a conflict of interest.

VI.   REPORTING AND RECORD RETENTION

      (1)   Reporting by the Funds

            Beginning in August 2004, on an annual basis, each Fund will post its proxy voting record or a link thereto for the prior one-year period ending on June 30th on the ING Funds website. The proxy voting record posted for any Fund that is a feeder in a master/feeder structure will be that of the master fund. The proxy voting record for each Fund will also be available in the EDGAR database on the SEC's website.

      (2)   Reporting to the Boards

            At each regularly scheduled meeting, the Board will receive a report from the Adviser's Proxy Coordinator indicating each proxy proposal
            (1) that was voted contrary to the Guidelines or the recommendation of the Agent, if applicable; and (2) for which the Proxy Group initially recommended a vote contrary to the Guidelines, or the recommendation of the Agent where applicable, but which was ultimately voted in accordance with the Guideline or the recommendation of the Agent in accordance with Section V hereof. Such report shall indicate the name of the issuer, the substance of the proposal, and the reasons for voting, or recommending a vote, contrary to the Guidelines or the recommendation of the Agent, if applicable.

                                    EXHIBIT 1
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                         ING VP BALANCED PORTFOLIO, INC.
                    ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
                                  ING GET FUNDS
                              ING VP BOND PORTFOLIO
                          ING VP MONEY MARKET PORTFOLIO
                               ING VARIABLE FUNDS
                          ING VARIABLE PORTFOLIOS, INC.
                              ING SERIES FUND, INC.

Effective: July 29, 2003

                                    EXHIBIT 2
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                            FORM OF CONFLICTS REPORT

            FORM OF CONFLICT OF INTEREST REPORT - PROXY GROUP MEMBERS

                          PROXY VOTING OF THE ING FUNDS

ISSUER:
MEETING DATE:

1. To your knowledge, do you, or anyone in your immediate household, have a personal relationship of any sort with the Issuer, its officers, directors, or employees, or might you, or anyone in your immediate household, be affected by the outcome of the proxy proposal?
      EXPLANATION:                                                   YES     NO
                                                                     [ ]     [ ]

2. To your knowledge, (1) does any ING Entity have a material business relationship with the Issuer or (2) is any ING Entity actively seeking to have a material business relationship with the Issuer?
      EXPLANATION:                                                   YES     NO
                                                                     [ ]     [ ]

3. Have you, or, to your knowledge, anyone else employed by an ING Entity, been contacted by any person or organization, including another ING employee or affiliate, with a recommendation or request that a proxy be voted for (or against) a particular proposal with respect to the Issuer? This includes communications from the Issuer or its Affiliates, from a shareholder, or from a commercial, union or any other special interest group, but would not include routine communications from proxy solicitors.
      EXPLANATION:                                                   YES     NO
                                                                     [ ]     [ ]

4. Are you aware of any other information that might lead a reasonable person to conclude that an ING Entity appears to have a conflict of interest with respect to the proxy proposal?
      EXPLANATION:                                                  YES      NO
                                                                    [ ]      [ ]

NAME:                                                     DATE:

CERTIFICATION: As a member of the Proxy Group, I understand that I have a fiduciary duty to vote Fund proxies solely in the best interests of the Fund(s) and its (their) shareholders. I certify that my recommendation with respect to the vote on the proxy proposal relating to the Issuer noted above is based solely on this criterion.

Definitions:

AFFILIATE means (A) any company directly or indirectly owning, controlling, or holding with power to vote, 5% or more of the outstanding voting securities of the issuer; (B) any company 5 % or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by the issuer; (C) any company directly or indirectly controlling, controlled by, or under common control with, the issuer; (D) any officer, director, partner, copartner, or employee of the issuer; (E) if the issuer is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (F) if the issuer is an unincorporated investment company not having a board of directors, the depositor thereof.

ING ENTITY means all direct and indirect subsidiaries, joint ventures and business units of ING Groep N.V., including, but not limited to, ING Investments, LLC., ING Funds Distributor, LLC, Aeltus Investment Management, Inc., ING Investment Management Americas, Directed Services, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC.

ISSUER includes the company with respect to which the proxy is solicited, and any other entity which you know to be affiliated therewith, such as a pension plan, joint venture, subsidiary or parent, or company under common control.

MATERIAL BUSINESS RELATIONSHIP means (1) participation in a joint venture, (2) revenues to ING of $1 million or more per year, or (3) ownership by ING of more than 5% of the outstanding securities of the ISSUER.

             ** PLEASE FAX OR EMAIL TO KARLA BOS AT 480-477-2744 OR
                           karla.bos@ingfunds.com **

                                    EXHIBIT 3
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                              ING INVESTMENTS, LLC,
                             DIRECTED SERVICES, INC.
                                       AND
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                             PROXY VOTING PROCEDURES
                          Effective as of July 10, 2003
                As amended August 21, 2003 and November 17, 2003

I.    INTRODUCTION

ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company (each an "Adviser" and collectively, the "Advisers") are the investment advisers for the registered investment companies and each series or portfolio thereof (each a "Fund" and collectively, the "Funds") comprising the ING family of funds. As such, the Advisers have been delegated the authority to vote proxies with respect to proxies for the Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund's respective Board of Directors or Trustees (each a "Board" and collectively, the "Boards") with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund's Board.

In voting proxies, the Advisers are guided by general fiduciary principles. Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Advisers will not subordinate the interest of beneficial owners to unrelated objectives. Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, Directed Services, Inc. and ING Life Insurance and Annuity Company with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, proxies will be voted in all instances.

II.   ROLES AND RESPONSIBILITIES

      A.    Proxy Coordinator

      The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund's proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines ("Procedures and Guidelines"). The Proxy Coordinator is authorized to direct the Agent to vote a Fund's proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines. In such event, the Proxy Coordinator will call a meeting of the Proxy Group.

      B.    Agent

      An independent proxy voting service (the "Agent"), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies through the provision of vote analysis, implementation, recordkeeping and disclosure services. The Agent is responsible for coordinating with the Funds' custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion. To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Procedures. The Agent will retain a record of all proxy votes handled by the Agent. Such record must reflect all the information required to be disclosed in a Fund's Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act. In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

      The Agent shall be instructed to vote all proxies in accordance with the ING Funds' Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser's Proxy Group, or a Fund's Valuation and Proxy Voting Committee.

      The Agent shall be instructed to obtain all proxies from the Funds' custodians and to review each proxy proposal against the Guidelines. The Agent also shall be requested to call the Proxy Coordinator's attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

      C.    Proxy Group

      The Adviser shall establish a Proxy Group (the "Proxy Group") which shall assist in the review of the Agent's recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator. The members of the Proxy Group, which may include employees of the Advisers' affiliates, are identified in Appendix 1, as may be amended from time at the Advisers' discretion.

      A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund's Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group. The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote. The Proxy Group may meet in person or by telephone. The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail. For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group.

      A meeting of the Proxy Group will be held whenever the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund's proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation with respect to a vote on a proposal.

      For each proposal referred to the Proxy Group, it will review (1) the Procedures and Guidelines, (2) the recommendation of the Agent, if any,
      (3) the recommendation of the Investment Professional(s) and (4) any other resources that the Proxy Group deems appropriate to aid in a determination of a recommendation.

      If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

      If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall follow the procedures for such voting as established by a Fund's Board.

      D.    Investment Professionals

      The Funds' Advisers, sub-advisers and/or portfolio managers (referred to herein as "Investment Professionals") may be asked to submit a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility. The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate.

III.  VOTING PROCEDURES

      A. In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

      B.    Routine Matters

      The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear "For", "Against" or "Abstain" on a proposal. However, the Agent shall be directed to refer proxy proposals to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear.

      C.    Matters Requiring Case-by-Case Consideration

      The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted a "case-by-case" consideration.

      Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

      The Proxy Coordinator will forward the Agent's analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group. The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

            1.    Votes in Accordance with Agent Recommendation

            In the event the Proxy Group recommends a vote in accordance with the Agent's recommendation, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in accordance with the Agent's recommendation.

            2.    Non-Votes

            The Proxy Group may recommend that a Fund refrain from voting under the following circumstances: (1) if the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies. In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.

            3. Votes Contrary to Procedures and Guidelines, or Agent Recommendation, Where Applicable, or Where No Recommendation is Provided by Agent.

            If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund's Board.

            4. The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund's Valuation and Proxy Voting Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.   CONFLICTS OF INTEREST

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group and each Investment Professional participating in the voting process must act solely in the best interests of the beneficial owners of the applicable Fund. The members of the Proxy Group may not subordinate the interests of the Fund's beneficial owners to unrelated objectives.

For all matters for which the Proxy Group recommends a vote contrary to Procedures and Guidelines, or the recommendation of the Agent, where applicable, or where the Agent has made no recommendation and the Procedures and Guidelines are silent, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund's Board, including completion of such Conflicts Reports as may be required under the Fund's procedures. Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days. Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors). The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to a member of the mutual funds practice group of ING US Legal Services ("Counsel") for review. Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present. Matters as to which a conflict of interest is deemed to be present shall be handled as provided in the Fund's Procedures and Guidelines.

V.    REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) a copy of each proxy statement received regarding a Fund's portfolio securities. (Such proxy statements received from issuers are available either in the SEC's EDGAR database or are kept by the Agent and are available upon request); (2) a record of each vote cast on behalf of a Fund; (3) a copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision; and (4) a copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund. All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

                                   APPENDIX 1
                                     TO THE
                        ADVISERS' PROXY VOTING PROCEDURES

PROXY GROUP FOR REGISTERED INVESTMENT COMPANY CLIENTS OF ING INVESTMENTS, LLC, DIRECTED SERVICES, INC. AND ING LIFE INSURANCE AND ANNUITY COMPANY:

        NAME                                                 TITLE OR AFFILIATION
Stanley D. Vyner                      Chief Investment Risk Officer and Executive Vice President of ING
                                      Investments, LLC

Karla J. Bos                          Acting Proxy Coordinator

Kimberly A. Anderson                  Senior Vice President and Assistant Secretary of ING Investments, LLC

Maria Anderson                        Assistant Vice President - Manager Fund Compliance of ING Funds Services,
                                      LLC

Michael J. Roland                     Executive Vice President and Chief Financial Officer of ING Investments, LLC

Todd Modic                            Vice President of Financial Reporting - Fund Accounting of ING Funds
                                      Services, LLC

Megan L. Dunphy, Esq.                 Counsel, ING Americas US Legal Services

Theresa K. Kelety, Esq.               Counsel, ING Americas US Legal Services

Effective as of November 17, 2003


                                    EXHIBIT 4
                                     TO THE
                                    ING FUNDS
                             PROXY VOTING PROCEDURES

                    PROXY VOTING GUIDELINES OF THE ING FUNDS
                          Effective as of July 29, 2003
               As amended September 24, 2003 and December 17, 2003

I.    INTRODUCTION

The following is a statement of the proxy voting Guidelines that have been adopted by the respective Boards of Directors or Trustees of each Fund.

Proxies must be voted in the best interest of the Fund. The Guidelines summarize the Funds' positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues. The Guidelines are not exhaustive and do not include all potential voting issues.

The Adviser, in exercising its delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures. In voting proxies, the Adviser is guided by general fiduciary principles. It must act prudently, solely in the interest of the beneficial owners of the Funds it manages. The Adviser will not subordinate the interest of beneficial owners to unrelated objectives.

II.   GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers: Board of Directors, Proxy
Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous
Governance Provisions, Capital Structure, Executive and Director Compensation,
State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund
Proxies and Social and Environmental Issues. An additional section addresses proposals most frequently found in Global Proxies.

In all cases where "case-by-case" consideration is noted, it shall be the policy of the Funds to vote in accordance with the recommendation provided by the Funds' Agent, Institutional Shareholder Services, Inc. Such policy may be overridden in any case pursuant to the procedures outlined herein.

                                       66
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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
THE BOARD OF DIRECTORS

Voting on director nominees in uncontested elections                                   Case-by-Case

Separating Chairman and CEO                                                            Case-by-Case

Shareholder proposals seeking a majority of independent directors                           For

Shareholder proposals asking that board audit, compensation, and/or                         For
nominating committees be composed exclusively of independent directors

Shareholder proposals requiring directors to own a minimum amount of company           Case-by-Case
stock in order to qualify as a director or to remain on the board

Term of Office

      -     Shareholder proposals to limit the tenure of outside directors                Against

Age Limits

      -     Shareholder proposals to impose a mandatory retirement age for                  For
            outside directors

Director and Officer Indemnification and Liability Protection                          Case-by-Case

      -     Limit or eliminate entirely directors' and officers' liability for            Against
            monetary damages for violating the duty of care

      -     Proposals that would expand coverage beyond just legal expenses to            Against
            acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness

      -     Proposals providing such expanded coverage in cases when a                      For
            director's or officer's legal defense was unsuccessful if:

            (1) The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
            (2)   Only if the director's legal expenses would be covered

PROXY CONTESTS

Voting for director nominees in contested elections                                    Case-by-Case

Reimburse proxy solicitation expenses                                                  Case-by-Case

AUDITORS

Ratifying Auditors                                                                          For

Non-Audit Services

      -     Approval of auditors when total non-audit fees exceed the total of         Case-by-Case
            audit fees, audit-related fees and permissible tax fees

Auditor Independence

      -     Shareholder proposals asking companies to prohibit their auditors          Case-by-Case
            from engaging in non-audit services or capping the level of non-audit services

Audit Firm Rotation

      -     Shareholder proposals asking for mandatory audit firm rotation                Against

PROXY CONTEST DEFENSES

Board Structure: Staggered vs. Annual Elections

      -     Proposals to classify                                                         Against

      -     Proposals to repeal classified boards and to elect all directors                For
            annually

Shareholder Ability to Remove Directors

      -     Proposals that provide that directors may be removed only for cause           Against

      -     Proposals to restore shareholder ability to remove directors with or            For
            without cause

      -     Proposals that provide that only continuing directors may elect               Against
            replacement to fill board vacancies

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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
      -     Proposals that permit shareholders to elect directors to fill board             For
            vacancies

Cumulative Voting

      -     Proposals to eliminate cumulative voting                                      Against

      -     Proposals to restore or permit cumulative voting                           Case-by-Case

Shareholder Ability to Call Special Meetings

      -     Proposals to restrict or prohibit shareholder ability to call                 Against
            special meetings

      -     Proposals that remove restrictions on the right of shareholders to             For
            act independently of management

Shareholder Ability to Act by Written Consent

      -     Proposals to restrict or prohibit shareholder ability to take action          Against
            by written consent

      -     Proposals to allow or make easier shareholder action by written                 For
            consent

Shareholder Ability to Alter the Size of the Board

      -     Proposals that seek to fix the size of the board                           Case-by-Case

      -     Proposals that give management the ability to alter the size of the           Against
            board without shareholder approval

TENDER OFFER DEFENSES

Poison Pills

      -     Proposals that ask a company to submit its poison pill for                      For
            shareholder ratification

      -     Shareholder Proposals to redeem a company's poison pill                    Case-by-Case

      -     Management Proposals to ratify a poison pill                               Case-by-Case

Fair Price Provisions

      -     Proposals to adopt fair price provisions                                   Case-by-Case

      -     Fair price provisions with shareholder vote requirements greater              Against
            than a majority of disinterested shares

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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
Greenmail

      -     Proposals to adopt antigreenmail charter or bylaw amendments or                 For
            otherwise restrict a company's ability to make greenmail payments

      -     Antigreenmail proposals when they are bundled with other charter or        Case-by-Case
            bylaw amendments

Pale Greenmail                                                                         Case-by-Case

Unequal Voting Rights

      -     Dual-class exchange offers                                                    Against

      -     Dual-class recapitalizations                                                  Against

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

      -     Management proposals to require a supermajority shareholder to                Against
            approve charter and bylaw amendments

      -     Shareholder proposals to lower supermajority shareholder vote                   For
            requirements for charter and bylaw amendments

Supermajority Shareholder Vote Requirement to Approve Mergers

      -     Management proposals to require a supermajority shareholder vote to           Against
            approve mergers and other significant business combinations

      -     Shareholder proposals to lower supermajority shareholder vote                   For
            requirements for mergers and other significant business combinations

White Squire Replacements                                                                   For

MISCELLANEOUS GOVERNANCE PROVISIONS

Shareholder proposals to adopt confidential voting, use independent                         For
tabulators, and use independent inspectors of election

Management proposals to adopt confidential voting                                           For

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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
Equal Access

      -     Shareholder proposals that would allow significant company                      For
            shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board

Bundled or "Conditioned" Proxy Proposals                                               Case-by-Case

Shareholder Advisory Committees                                                        Case-by-Case

CAPITAL STRUCTURE

Common Stock Authorization

      -     Proposals to increase the number of shares of common stock, taking         Case-by-Case
            into consideration whether intention exists to significantly dilute shareholders proportionate interest or to be unduly dilutive to shareholders' proportionate interest

      -     Proposals to increase the number of authorized shares of the class            Against
            of stock that has superior voting rights in companies that have dual-class capitalization structures

Stock Distributions: Splits and Dividends

      -     Management proposals to increase common share authorization for a               For
            stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns

Reverse Stock Splits

      -     Management proposals to implement a reverse stock split when the                For
            number of shares authorized for issue is proportionately reduced

      -     Proposals to implement a reverse stock split that do not                   Case-by-Case
            proportionately reduce the number of shares of authorized for issue

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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
Preferred Stock

      -     Proposals authorizing the creation of new classes of preferred stock          Against
            with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock)

      -     Proposals to create blank check preferred stock in cases where the              For
            company expressly states that the stock will not be used as a takeover defense

      -     Proposals to authorize preferred stock in cases where the company               For
            specified the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable

      -     Proposals to increase the number of blank check preferred shares           Case-by-Case
            after analyzing the number of preferred shares available for issue given a company's industry performance in terms of shareholder returns

Shareholder proposals to have blank check preferred stock placements, other                 For
than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification

Management Proposals to Reduce the Par Value of Common Stock                                For

Shareholder Proposals that Seek Preemptive Rights                                      Case-by-Case

Debt Restructuring                                                                     Case-by-Case

Share Repurchase Programs                                                                   For

Tracking Stock                                                                         Case-by-Case

EXECUTIVE AND DIRECTOR COMPENSATION                                                    Case-by-Case

Management Proposals Seeking Approval to Reprice Options                               Case-by-Case

Director Compensation                                                                  Case-by-Case

Employee Stock Purchase Plans                                                          Case-by-Case

OBRA-Related Compensation Proposals

      -     Amendments that Place a Cap on Annual Grants or

                                       72
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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
            Amend Administrative Features                                                   For

      -     Amendments to Add Performance-Based Goals                                       For

      -     Amendments to Increase Shares and Retain Tax Deductions Under OBRA         Case-by-Case

      -     Approval of Cash or Cash-and-Stock Bonus Plan                                   For

Shareholder Proposals to Limit Executive and Director Pay

      -     Proposals that seek additional disclosure of director pay                       For
            information

      -     Proposals that seek additional disclosure of executive pay                      For
            information

      -     All other proposals that seek to limit executive and director pay          Case-by-Case

Golden and Tin Parachutes

      -     Shareholder proposals to have golden and tin parachutes submitted               For
            for shareholder ratification

      -     All proposals to ratify or cancel golden or tin parachutes                 Case-by-Case

Employee Stock Ownership Plans (ESOPs)                                                      For

401(k) Employee Benefit Plans                                                               For

Shareholder proposals to expense stock options, unless company has already                  For
publicly committed to expensing options by a specific date

STATE OF INCORPORATION

Voting on State Takeover Statutes                                                      Case-by-Case

Voting on Reincorporation Proposals                                                    Case-by-Case

MERGERS AND CORPORATE RESTRUCTURINGS

Mergers and Acquisitions                                                               Case-by-Case

Corporate Restructuring                                                                Case-by-Case

Spinoffs                                                                               Case-by-Case

Asset Sales                                                                            Case-by-Case

                                       73
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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
Liquidations                                                                           Case-by-Case

Appraisal Rights                                                                            For

Changing Corporate Name                                                                     For

Adjournment of Meeting

     -        Proposals to adjourn a meeting when the primary proposal is also
              voted FOR                                                                     For

MUTUAL FUND PROXIES

Election of Directors                                                                  Case-by-Case

Converting Closed-end Fund to Open-end Fund                                            Case-by-Case

Proxy Contests                                                                         Case-by-Case

Investment Advisory Agreements                                                         Case-by-Case

Approving New Classes or Series of Shares                                                   For

Preferred Stock Proposals                                                              Case-by-Case

1940 Act Policies                                                                      Case-by-Case

Changing a Fundamental Restriction to Nonfundamental Restriction                       Case-by-Case

Change Fundamental Investment Objective to Nonfundamental                              Case-by-Case

Name Rule Proposals                                                                    Case-by-Case

Disposition of Assets/Termination/Liquidation                                          Case-by-Case

Changes to the Charter Document                                                        Case-by-Case

Changing the Domicile of a Fund                                                        Case-by-Case

Change in Fund's Subclassification                                                     Case-by-Case

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder                 For
 Approval

Distribution Agreements                                                                Case-by-Case

Master-Feeder Structure                                                                     For

Mergers                                                                                Case-by-Case

Shareholder Proposals to Establish Director Ownership                                  Against

                                       74
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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
Requirement

Reimburse Shareholder for Expenses Incurred                                            Case-by-Case

Terminate the Investment Advisor                                                       Case-by-Case

SOCIAL AND ENVIRONMENTAL ISSUES                                                        Case-by-Case

GLOBAL PROXIES

While a number of the foregoing Guidelines may be applied to both U.S. and global proxies, the following provide for the differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Routine Management Proposals                                                                For

      -     The opening of the shareholder meeting                                          For

      -     That the meeting has been convened under local regulatory                       For
            requirements

      -     The presence of quorum                                                          For

      -     The agenda for the shareholder meeting                                          For

      -     The election of the chair of the meeting                                        For

      -     The appointment of shareholders to co-sign the minutes of the                   For
            meeting

      -     Regulatory filings (e.g., to effect approved share issuances)                   For

      -     The designation of inspector or shareholder representative(s) of                For
            minutes of meeting

      -     The designation of two shareholders to approve and sign minutes of              For
            meeting

      -     The allowance of questions                                                      For

      -     The publication of minutes                                                      For

      -     The closing of the shareholder meeting                                          For

      -     Other similar routine management proposals                                      For

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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
Discharge of Management/Supervisory Board Members

      -     Management proposals seeking the discharge of management and                    For
            supervisory board members, unless there is concern about the past actions of the company's auditors or directors or legal action is being taken against the board by other shareholders

Director Remuneration                                                                  Case-by-Case

      -     Proposals to approve the remuneration of directors as long as the               For
            amount is not excessive and there is no evidence of abuse

Approval of Financial Statements and Director and Auditor Reports

      -     Management proposals seeking approval of financial accounts and                 For
            reports, unless there is concern about the company's financial accounts and reporting

Remuneration of Auditors

      -     Proposals to authorize the board to determine the remuneration of               For
            auditors, unless there is evidence of excessive compensation relative to the size and nature of the company

Indemnification of Auditors                                                               Against

Allocation of Income and Dividends

      -     Management proposals concerning allocation of income and the                    For
            distribution of dividends, unless the amount of the distribution is consistently and unusually small or large

Stock (Scrip) Dividend Alternatives                                                         For

      -     Stock (scrip) dividend proposals that do not allow for a cash option          Against
            unless management demonstrates that the cash option is harmful to shareholder value

Debt Issuance Requests                                                                 Case-by-Case

When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity

                                       76
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
                                  PROPOSAL                                              GUIDELINES
--------------------------------------------------------------------------------       ------------
ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to 100 percent is considered acceptable.

      -     Debt issuances for companies when the gearing level is between zero             For
            and 100 percent

      -     Proposals where the issuance of debt will result in the gearing            Case-by-Case
            level being greater than 100 percent, comparing any such proposed debt issuance to industry and market standards

Financing Plans

      -     Adoption of financing plans if they are in the best economic                    For
            interests of shareholders

Related Party Transactions                                                             Case-by-Case

      -     Approval of such transactions unless the agreement requests a                   For
            strategic move outside the company's charter or contains unfavorable terms

Capitalization of Reserves

      -     Proposals to capitalize the company's reserves for bonus issues of              For
            shares or to increase the par value of shares

Amendments to Articles of Association                                                  Case-by-Case

      -     That are editorial in nature                                                    For

      -     Where shareholder rights are protected                                          For

      -     Where there is negligible or positive impact on shareholder value               For

      -     For which management provides adequate reasons for the amendments               For

      -     Which the company is required to do so by law (if applicable)                   For

                                       77